UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05216

ELFUN INTERNATIONAL EQUITY FUND

(Exact name of registrant as specified in charter)

One Lincoln Street

Boston, Massachusetts 02111

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:

Joshua A. Weinberg, Esq. Managing Director and Managing Counsel SSGA Funds Management, Inc. One Lincoln Street Boston, Massachusetts 02111	Timothy W. Diggins, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02110-2624

Registrant’s telephone number, including area code: (617) 664-7037

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders

Annual Report

December 31, 2017

Elfun Funds

Elfun International Equity Fund

Elfun Trusts

Elfun Diversified Fund

Elfun Tax-Exempt Income Fund

Elfun Income Fund

Elfun Government Money Market Fund

Elfun Funds

Annual Report

December 31, 2017

This report has been prepared for shareholders and may be distributed to others only if accompanied with a current prospectus and/or summary prospectus.

Elfun Funds

Notes to Performance — December 31, 2017 (Unaudited)

Information on the following performance pages relates to the Elfun Funds.

Total returns take into account changes in share price and assume reinvestment of all dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free (800) 242-0134 or visit the Funds’ website at http://www.ssga.com/geam for the most recent month-end performance data.

A portion of the Elfun Tax-Exempt Income Fund’s income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The S&P 500® Index, MSCI® Europe, Australasia, Far East Index (“MSCI® EAFE® Index”), MSCI® All-Country World International ex-U.S. Index (“MSCI® ACWI ex-U.S. Index”), Bloomberg Barclays U.S. Aggregate Bond Index, Bloomberg Barclays U.S. Municipal Bond Index and 90 Day U.S. T-Bill are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect the fees, expenses or taxes.

The S&P 500® Index is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap U.S. stock market performance.

The MSCI® EAFE® Index is a market capitalization-weighted index of equity securities of companies domiciled in various countries. The index is designed to represent the performance of developed stock markets outside the U.S. and Canada and excludes certain market segments unavailable to U.S. based investors.

The MSCI® ACWI ex-U.S. Index is a market-capitalization weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The MSCI® ACWI ex-U.S. Index includes both developed and emerging markets.

The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted index of taxable investment-grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first-rate bond market.

The Bloomberg Barclays U.S. Municipal Bond Index is an unmanaged index comprised of investment-grade, fixed rate securities with maturities of at least eight years and less than twelve years.

The 90 Day U.S. T-Bill is an unmanaged measure/index of the performance of the most recently auctioned 90 Day U.S. Treasury bills (i.e. having a total maturity of 90 days) currently available in the marketplace.

The peer universe of underlying funds used for the peer group average annual total return calculation is based on the blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to the Fund.

©2018 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views, expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

State Street Global Advisors Funds Distributors, LLC, member of FINRA & SIPC is the principal underwriter and distributor of the Elfun Funds and an indirect wholly-owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The Funds pay State Street Bank and Trust Company for its services as custodian and Fund Accounting agent, and pay SSGA Funds Management, Inc. for investment advisory and administrative services.

Notes to Performance	1

Elfun International Equity Fund

Portfolio Management Discussion and Analysis — For the twelve-month period ended December 31, 2017 (Unaudited)

Q.	How did the Elfun International Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2017?

A.	For the twelve-month period ended December 31, 2017, the Elfun International Equity Fund (the “Fund”) returned 22.99%. The MSCI EAFE Index, the Fund’s benchmark, returned 25.03% and the Fund’s Morningstar peer group of 746 Foreign Large Blend Funds returned an average of 25.40% over the same period.

Q.	What factors affected the Fund’s performance?

A.	International market performance was relatively strong and consistent in 2017. This was especially true for U.S. dollar based investors who benefitted as most foreign currencies rose against the dollar. For the year, the MSCI EAFE Index rose 15.2% in local currency terms. With the addition of currency that return was more than 25%, outpacing U.S. stocks (S&P 500 Index) for the first time since 2012. As strong as the market was, it was even more notable for the lack of volatility. There were only two months of market decline during the year, and both of those were very slight. Volatility of monthly returns in 2017 was approximately 4% (compared to a long-term average of around 18%). The strength was also across MSCI EAFE sectors, which all had double-digit returns led by information technology with a market return of +39.3%, and followed by other cyclical sectors materials, industrials, and financials. Defensive sectors like telecom, healthcare, and utilities lagged the broader market. MSCI EAFE regions were also consistently strong, ranging from Continental Europe, +26.8%, to the UK, +22.3%.

Many investors were surprised by this year’s market strength as a combination of elevated valuations and a list of potential macro risks weighed on sentiment. As the year progressed, however, a reasonably healthy global economic backdrop supported solid earnings growth leaving valuations about where they started despite the healthy returns. Meanwhile, elections in Europe including in France, the Netherlands, and Germany all returned relatively centrist candidates to power diffusing fears of populist backlashes, whereas Japan’s center-right government had re-strengthened its power base in a general election victory in October. China, which has been a cause of periodic market panic in recent years, delivered solid steady growth this year as it prepared for its 19th party congress. And more significant tail risks such as a global trade war or North Korean aggression remained abstract enough to not curb the enthusiasm.

Q.	What were the primary drivers of Fund performance?

A.	The Fund underperformed the MSCI EAFE Index during the one-year period through December 31, 2017. The largest contributor to the underperformance was the Fund’s holdings in the energy sector and two Canadian oil and gas holdings in particular: Seven Generations Energy and Cenovus Energy. These companies were impacted by a combination of macro and stock-specific forces. On the macro side was a combination of softening oil prices and the fears that Trump-led protectionism could restrict Canadian imports. Specific to Cenovus, the stock was punished by investors after an acquisition of additional assets increased its debt level. Cenovus has pledged to sell other assets to reduce the debt, and the stock has shown signs of recovery as it has begun to execute on this commitment. In the case of Seven Generations, while production growth is high, they have experienced some short-term operational issues.

In the healthcare sector, a holding that negatively impacted returns was Shire Pharmaceutical. Shire specializes in drugs for rare or orphan diseases, which we believe the industry views as attractive based on their potential for extended patent protection. It has been impacted by competition concerns in its hemophilia franchise.

On the positive side, the Fund did well in industrials. The sector benefitted from some cyclical tailwinds as global growth surprised to the upside, but the Fund’s holdings outperformed the market. This was especially true within our Japanese holdings where long-time holdings like Nidec Corp., Komatsu Ltd., and FANUC Corp. turned in very strong returns. The Fund’s overweight in technology stocks was also a key strength this year, as the sector surged throughout the year.

Derivatives did not have a material impact on Fund performance.

Q.	Were there any significant changes to the Fund’s portfolio during the period?

A.	Effective May 1, 2017, we transitioned Portfolio Manager responsibilities for the Fund. Ralph Layman, who had served in his capacity as a Portfolio Manager for 25 years, moved on within the firm.

2	Elfun International Equity Fund

Elfun International Equity Fund

Portfolio Management Discussion and Analysis — For the twelve-month period ended December 31, 2017 (Unaudited)

Michael Solecki, who had managed the Fund with Ralph for over 20 years, continued as Portfolio Manager. With Ralph’s transition, Makoto Sumino took on Portfolio Manager responsibilities for the Fund in partnership with Mike. Makoto has been with the team for more than 20 years. During his tenure, Makoto has also been a Portfolio Manager for Japan and EAFE equity strategies, the Director of Research — Public Equities and a technology sector research analyst. He has an MBA from the University of Chicago and is a holder of the Chartered Financial Analyst designation.

Turnover remained relatively low, although there were some changes in positioning. Regionally, the Fund’s weight in Continental Europe increased, while the weight in emerging markets and Canada decreased. The Fund remained underweight relative to the benchmark in Asia excluding Japan (includes Australia, New Zealand, Hong Kong, and Singapore) and the United Kingdom, while Japan remained a modest overweight.

Information technology was the largest sector overweight relative to the Index. Consumer staples remained the largest underweight. Financials grew as a percent of holdings but remained underweight.

Elfun International Equity Fund	3

Elfun International Equity Fund

Understanding Your Fund’s Expenses — December 31, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2017.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2017 - December 31, 2017

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period	$1,000.00	$1,000.00
Account value at the end of the period	$1,094.30	$1,023.49
Expenses paid during the period*	$1.79	$1.73

*	Expenses are equal to the Fund’s annualized expense ratio of 0.34%** (for the period July 1, 2017-December 31, 2017), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

4	Elfun International Equity Fund

Elfun International Equity Fund

Performance Summary — December 31, 2017 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2017

	One Year	Five Year	Ten Year
Number of funds in peer group	746	626	484
Peer group average annual total return	25.40%	7.24%	1.86%
Morningstar Category in peer group: Foreign Large Blend Funds

Top Ten Largest Holdings

as of December 31, 2017 (as a % of Fair Value) (a)(b)

Nestle S.A.	3.22%
Roche Holding AG	2.45%
Mitsubishi UFJ Financial Group Inc.	2.44%
BNP Paribas S.A.	2.30%
Komatsu Ltd.	2.29%
Nidec Corp.	2.29%
ASML Holding N.V.	2.29%
Vodafone Group PLC	2.21%
Daikin Industries Ltd.	2.21%
Bayer AG	2.17%

Sector Allocation as of December 31, 2017

Portfolio composition as a % of Fair Value of $237,336 (in thousands) as of December 31, 2017 (a)(b)

Average Annual Total Return for the periods ended December 31, 2017

(Inception date: 01/01/88)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun International Equity Fund	22.99%	6.49%	0.48%	$10,493
MSCI® EAFE® Index	25.03%	7.90%	1.94%	$12,119

Elfun International Equity Fund	5

Elfun International Equity Fund

Performance Summary, continued — December 31, 2017 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

6	Elfun International Equity Fund

Elfun International Equity Fund

Schedule of Investments — December 31, 2017

	Number of Shares	Fair Value $

Common Stock - 95.2%†
Australia - 0.7%
Suncorp Group Ltd.	149,214	1,617,569

Belgium - 2.0%
Anheuser-Busch InBev S.A.	43,343	4,847,070

Canada - 1.3%
Brookfield Asset Management Inc., Class A (h)	27,705	1,209,959
Cenovus Energy Inc. (h)	91,814	841,234
Seven Generations Energy Ltd., Class A (a)	79,497	1,128,103

		3,179,296

China - 2.1%
NetEase Inc. ADR	7,505	2,589,750
New Oriental Education & Technology Group Inc. ADR	25,413	2,388,822

		4,978,572

France - 11.3%
Airbus SE	32,626	3,251,717
AXA S.A.	115,979	3,444,784
BNP Paribas S.A.	72,913	5,450,233
Sanofi	17,908	1,545,057
Schneider Electric SE (a)	55,799	4,747,864
Valeo S.A.	58,161	4,348,921
Vivendi S.A.	153,989	4,145,683

		26,934,259

Germany - 11.5%
Bayer AG	41,231	5,149,060
Fresenius SE & Company KGaA	27,354	2,137,334
HeidelbergCement AG	32,019	3,469,970
Infineon Technologies AG	133,849	3,670,176
KION Group AG (h)	35,287	3,049,982
SAP SE	34,364	3,856,149
Wacker Chemie AG	17,409	3,390,747
Zalando SE (a)	48,595	2,574,238

		27,297,656

Hong Kong - 2.1%
AIA Group Ltd.	596,367	5,084,602

India - 2.4%
ICICI Bank Ltd.	625,699	3,078,132
Power Grid Corporation of India Ltd.	853,791	2,679,990

		5,758,122

	Number of Shares	Fair Value $
Ireland - 1.6%
Kerry Group PLC, Class A	33,009	3,706,080

Italy - 1.8%
Intesa Sanpaolo S.p.A.	1,314,138	4,371,108

Japan - 26.0%
Daikin Industries Ltd.	44,400	5,255,872
FANUC Corp.	19,200	4,612,091
Kao Corp.	60,000	4,058,056
Keyence Corp.	6,300	3,530,013
Komatsu Ltd.	150,500	5,448,194
Mitsubishi Estate Company Ltd.	135,959	2,365,554
Mitsubishi UFJ Financial Group Inc.	789,600	5,792,503
Mitsui Fudosan Company Ltd.	141,618	3,174,305
Murata Manufacturing Company Ltd.	30,897	4,147,027
Nidec Corp.	38,700	5,431,398
Secom Company Ltd.	41,400	3,126,407
Sekisui House Ltd.	201,100	3,633,724
Shimano Inc.	19,500	2,743,675
SoftBank Group Corp.	39,401	3,119,902
Subaru Corp.	103,800	3,301,513
Tokio Marine Holdings Inc.	44,149	2,014,825

		61,755,059

Netherlands - 5.8%
ASML Holding N.V.	31,138	5,427,234
ING Groep N.V.	265,918	4,893,493
NXP Semiconductors N.V. (a)	28,516	3,338,938

		13,659,665

Norway - 1.8%
Statoil ASA	199,049	4,263,589

Portugal - 1.3%
Galp Energia SGPS S.A.	169,839	3,125,422

South Africa - 0.8%
Naspers Ltd., Class N	7,180	2,001,469

South Korea - 0.4%
Samsung Electronics Company Ltd.	377	897,292

Spain - 1.1%
Banco Bilbao Vizcaya Argentaria S.A.	301,079	2,571,242

Sweden - 3.0%
Assa Abloy AB, Class B	195,571	4,070,266
Hexagon AB, Class B	60,504	3,036,469

		7,106,735

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	7

Elfun International Equity Fund

Schedule of Investments, continued — December 31, 2017

	Number of Shares	Fair Value $

Switzerland - 7.0%
Givaudan S.A.	1,413	3,265,342
Nestle S.A.	88,913	7,645,879
Roche Holding AG	22,950	5,805,208

		16,716,429

Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Company Ltd.	382,900	2,952,956

United Kingdom - 9.9%
BHP Billiton PLC	227,219	4,679,715
Prudential PLC	178,125	4,591,465
Shire PLC	83,065	4,382,280
Smith & Nephew PLC	171,247	2,983,708
Vodafone Group PLC	1,653,945	5,257,829
WPP PLC	90,505	1,641,795

		23,536,792

Total Common Stock (Cost $176,676,433)		226,360,984

	Number of Shares	Fair Value $
Short-Term Investments - 4.6%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 1.25% (Cost $10,975,209) (d)(p)	10,975,209	10,975,209

Total Investments (Cost $187,651,642)		237,336,193

Other Assets and Liabilities, net - 0.2%		432,623

NET ASSETS - 100.0%		237,768,816

Other Information:

The Fund had the following long futures contracts open at December 31, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation

MSCI EAFE Mini Index Futures	March 2018	42	$4,267,397	$4,295,550	$28,153

During the fiscal year ended December 31, 2017, the Fund had average notional values of $942,445 and $968,793 on long futures contracts and short futures contracts, respectively.

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2017:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$226,360,984	$—	$—	$226,360,984
Short-Term Investments	10,975,209	—	—	10,975,209

Total Investments in Securities	$237,336,193	$—	$—	$237,336,193

Other Financial Instruments
Long Futures Contracts — Unrealized Appreciation	$28,153	$—	$—	$28,153

See Notes to Schedules of Investments and Notes to Financial Statements.

8	Elfun International Equity Fund

Elfun International Equity Fund

Schedule of Investments, continued — December 31, 2017

The Fund was invested in the following sectors at December 31, 2017 (unaudited):

Sector	Percentage (based on Fair Value)

Diversified Banks	11.02%
Pharmaceuticals	5.27%
Packaged Foods & Meats	4.78%
Electrical Components & Equipment	4.29%
Semiconductors	4.20%
Life & Health Insurance	4.08%
Building Products	3.93%
Construction Machinery & Heavy Trucks	3.58%
Wireless Telecommunication Services	3.53%
Integrated Oil & Gas	3.47%
Specialty Chemicals	2.80%
Electronic Equipment & Instruments	2.77%
Diversified Real Estate Activities	2.33%
Semiconductor Equipment	2.29%
Brewers	2.04%
Diversified Metals & Mining	1.97%
Industrial Machinery	1.94%
Biotechnology	1.85%
Auto Parts & Equipment	1.83%
Electronic Components	1.75%
Movies & Entertainment	1.75%
Personal Products	1.71%
Application Software	1.62%
Home Building	1.53%
Property & Casualty Insurance	1.53%

Sector	Percentage (based on Fair Value)

Construction Materials	1.46%
Multi-Line Insurance	1.45%
Automobile Manufacturers	1.39%
Aerospace & Defense	1.37%
Security & Alarm Services	1.32%
Healthcare Equipment	1.26%
Leisure Products	1.16%
Electric Utilities	1.13%
Internet Software & Services	1.09%
Internet & Direct Marketing Retail	1.08%
Education Services	1.01%
Healthcare Services	0.90%
Cable & Satellite	0.84%
Advertising	0.69%
Asset Management & Custody Banks	0.51%
Oil & Gas Exploration & Production	0.48%
Technology Hardware, Storage & Peripherals	0.38%

95.38%

Short-Term Investments
Short-Term Investments	4.62%

4.62%

100.00%

Affiliate Table
	Number of Shares Held at 12/31/16	Value At 12/31/16	Cost of Purchases	Proceeds from Shares Sold	Number of Shares Held at 12/31/17	Value at 12/31/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	6,981,686	$6,981,686	$66,305,293	62,311,770	10,975,209	$10,975,209	$38,425
State Street Institutional U.S. Government Money Market Fund - Premier Class	—	—	4,577,575	4,577,575	—	—	230

TOTAL		$6,981,686	$70,882,868	$66,889,345		$10,975,209	$38,655

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun International Equity Fund	9

Elfun Trusts

Portfolio Management Discussion and Analysis — For the twelve-month period ended December 31, 2017 (Unaudited)

Q.	How did the Elfun Trusts (the “Fund”) perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2017?

A.	For the twelve-month period ended December 31, 2017, the Fund returned 25.61%. The S&P 500® Index (S&P 500 Index), the Fund’s benchmark, returned 21.83% and the Fund’s Morningstar peer group of 1,396 U.S. Large Cap Growth Funds returned an average of 28.29% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	A variety of factors drove the strong equity market return which supported the Fund’s performance. Economic growth strengthened, earnings growth accelerated (S&P 500 operating earnings grew about 12% for the year), and dividend growth picked up. The recovery in energy prices resulted in an increase in U.S. drilling activity. The new political administration rolled back regulation and undertook initiatives which the market viewed as supportive of business, culminating in a cut in the corporate tax rate at year-end. It was the most favorable environment for equities since the end of the recession of 2008-09. It’s also notable that every month of 2017 had a positive return for the S&P 500 Index — a very rare occurrence in stock market history.

Q.	What were the primary drivers of Fund performance?

A.	The strongest sector by far for the Fund was Technology with a return of 39%. Tech bellwethers such as Apple (+48.5%), Google (+35.6%), Facebook (+53.4%), and Microsoft (+40.7%) helped drive the sector return for the Fund. Amazon, which is in the Consumer Discretionary sector, was also a strong performer for the Fund (+56%). The Fund had exposure to all these tech bellwethers to varying degrees during the year. The worst performing sector for the S&P 500 Index was Telecommunications, largely due to very competitive conditions in the wireless industry. As the Fund was underweight to Telecommunications during the year, this aided the Fund’s performance relative to the S&P 500 Index. The Fund had a modest overweight in the Financial sector which was a positive contributor to performance. The two largest Financial contributors were S&P Global and CME Group. The Fund maintained an overweight position to the Healthcare sector during the year. While the Healthcare sector performed in line with the S&P 500 Index last year, the Fund’s holdings in pharma/biotech lagged the market. The Fund did not invest in derivatives during the year.

Q.	Were there any significant changes to the Fund’s portfolio during the period?

A.	Changes in the portfolio were modest for the year. Portfolio turnover was 16%, which was relatively consistent with recent reporting periods. We ended the year with 46 stocks in the portfolio, up one from last year. As of year-end, we were overweighted in Technology, Healthcare and Financials relative to the S&P 500 Index. And we remain underweighted in Utilities, Telecom, Consumer Staples and Industrials relative to the S&P 500 Index.

10	Elfun Trusts

Elfun Trusts

Understanding Your Fund’s Expenses — December 31, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2017.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2017 - December 31, 2017

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period	$1,000.00	$1,000.00
Account value at the end of the period	$1,107.00	$1,024.30
Expenses paid during the period*	$0.96	$0.92

*	Expenses are equal to the Fund’s annualized expense ratio of 0.18% (for the period July 1, 2017-December 31, 2017), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Elfun Trusts	11

Elfun Trusts

Performance Summary — December 31, 2017 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2017

	One Year	Five Year	Ten Year
Number of funds in peer group	1,396	1,318	1,126
Peer group average annual total return	28.29%	15.37%	8.32%
Morningstar Category in peer group: U.S. Large Cap Growth Funds

Top Ten Largest Holdings

as of December 31, 2017 (as a % of Fair Value) (a)(b)

Visa Inc., Class A	5.00%
JPMorgan Chase & Co.	4.69%
The Charles Schwab Corp.	4.36%
PepsiCo Inc.	4.21%
CME Group Inc.	4.01%
Apple Inc.	3.84%
United Rentals Inc.	3.65%
Amazon.com Inc.	3.38%
Schlumberger Ltd.	3.33%
American Tower Corp.	3.24%

Sector Allocation as of December 31, 2017

Portfolio composition as a % of Fair Value of $2,733,719 (in thousands) as of December 31, 2017 (a)(b)

Average Annual Total Return for the periods ended December 31, 2017

(Inception date: 5/27/35)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun Trusts	25.61%	15.66%	9.66%	$25,150
S&P 500 Index®	21.83%	15.79%	10.00%	$22,603

12	Elfun Trusts

Elfun Trusts

Performance Summary, continued — December 31, 2107 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Trusts	13

Elfun Trusts

Schedule of Investments — December 31, 2017

	Number of Shares	Fair Value $

Common Stock - 97.0%†
Application Software - 3.8%
Intuit Inc.	210,000	$33,133,800
salesforce.com Inc. (a)	680,000	69,516,400

		102,650,200

Biotechnology - 8.1%
Alexion Pharmaceuticals Inc. (a)	450,000	53,815,500
Amgen Inc.	440,000	76,516,000
Biogen Inc. (a)	95,000	30,264,150
Gilead Sciences Inc.	370,000	26,506,800
Vertex Pharmaceuticals Inc. (a)	230,000	34,467,800

		221,570,250

Cable & Satellite - 8.2%
Charter Communications Inc., Class A (a)	210,000	70,551,600
Comcast Corp., Class A	1,200,000	48,060,000
Liberty Global PLC, Class C (a)	2,500,000	84,600,000
Sirius XM Holdings Inc.	4,100,000	21,976,000

		225,187,600

Data Processing & Outsourced Services - 5.9%
PayPal Holdings Inc. (a)	330,000	24,294,600
Visa Inc., Class A	1,200,000	136,824,000

		161,118,600

Diversified Banks - 4.7%
JPMorgan Chase & Co.	1,200,000	128,328,000

Financial Exchanges & Data - 6.4%
CME Group Inc.	750,000	109,537,500
S&P Global Inc.	380,000	64,372,000

		173,909,500

Healthcare Equipment - 3.0%
Boston Scientific Corp. (a)	750,000	18,592,500
Medtronic PLC	800,000	64,600,000

		83,192,500

Healthcare Supplies - 1.2%
The Cooper Companies Inc.	155,000	33,771,400

Home Improvement Retail - 0.5%
Lowe’s Companies Inc.	150,000	13,941,000

Industrial Machinery - 1.0%
Dover Corp.	275,000	27,772,250

Integrated Oil & Gas - 2.2%
Chevron Corp.	490,000	61,343,100

	Number of Shares	Fair Value $
Internet & Direct Marketing Retail - 3.4%
Amazon.com Inc. (a)	79,000	$92,388,130

Internet Software & Services - 8.0%
Alibaba Group Holding Ltd. ADR (a)	170,000	29,313,100
Alphabet Inc., Class A (a)	38,000	40,029,200
Alphabet Inc., Class C (a)	83,000	86,851,200
Facebook Inc., Class A (a)	360,000	63,525,600

		219,719,100

Investment Banking & Brokerage - 4.4%
The Charles Schwab Corp.	2,320,000	119,178,400

Movies & Entertainment - 1.3%
The Walt Disney Co.	340,000	36,553,400

Oil & Gas Equipment & Services - 3.3%
Schlumberger Ltd.	1,350,000	90,976,500

Oil & Gas Exploration & Production - 0.5%
Pioneer Natural Resources Co.	80,000	13,828,000

Pharmaceuticals - 6.6%
Allergan PLC	480,000	78,518,400
Johnson & Johnson	460,000	64,271,200
Merck & Company Inc.	275,000	15,474,250
Pfizer Inc.	650,000	23,543,000

		181,806,850

Regional Banks - 1.3%
First Republic Bank	410,000	35,522,400

Reinsurance - 0.3%
Alleghany Corp. (a)	15,000	8,941,350

Restaurants - 0.6%
Starbucks Corp.	280,000	16,080,400

Semiconductor Equipment - 2.3%
Applied Materials Inc.	1,225,000	62,622,000

Semiconductors - 2.0%
Broadcom Ltd.	210,000	53,949,000

Soft Drinks - 4.2%
PepsiCo Inc.	960,000	115,123,200

Specialized REITs - 3.2%
American Tower Corp.	620,000	88,455,400

Specialty Chemicals - 0.4%
Albemarle Corp.	80,000	10,231,200

See Notes to Schedules of Investments and Notes to Financial Statements.

14	Elfun Trusts

Elfun Trusts

Schedule of Investments, continued — December 31, 2017

	Number of Shares	Fair Value $

Systems Software - 2.7%
Microsoft Corp.	850,000	72,709,000

Technology Hardware, Storage & Peripherals - 3.8%
Apple Inc.	620,000	104,922,600

Trading Companies & Distributors - 3.7%
United Rentals Inc. (a)	580,000	99,707,800

Total Common Stock (Cost $1,458,300,299)		2,655,499,130

	Number of Shares	Fair Value $
Short-Term Investments - 2.8%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 1.25% (Cost $78,219,855) (d)(p)	78,219,855	78,219,855

Total Investments (Cost $1,536,520,154)		2,733,718,985

Other Assets and Liabilities, net - 0.2%		4,200,327

NET ASSETS - 100.0%		2,737,919,312

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2017:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stock	$2,655,499,130	$—	$—	$2,655,499,130
Short-Term Investments	78,219,855	—	—	78,219,855

Total Investments in Securities	$2,733,718,985	$—	$—	$2,733,718,985

Affiliate Table

	Number of Shares Held at 12/31/16	Value At 12/31/16	Cost of Purchases	Proceeds from Shares Sold	Number of Shares Held at 12/31/17	Value at 12/31/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	53,209,078	$53,209,078	$444,320,463	419,309,686	78,219,855	$78,219,855	$545,586
State Street Institutional U.S. Government Money Market Fund - Premier Class	—	—	156,161,509	156,161,509	—	—	120,554

TOTAL		$53,209,078	$600,481,972	$575,471,195		$78,219,855	$666,140

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Trusts	15

Elfun Diversified Fund

Portfolio Management Discussion and Analysis — For the twelve-month period ended December 31, 2017 (Unaudited)

Q.	How did the Elfun Diversified Fund (the “Fund”) perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2017?

A.	For the twelve-month period ended December 31, 2017, the Fund returned 15.40%. The Fund’s broad based benchmarks, the S&P 500® Index (the “S&P 500 Index”), the MSCI All Country World ex-U.S. Index, and the Bloomberg Barclays U.S. Aggregate Bond Index, returned 21.83%, 27.19% and 3.54%, respectively. The Fund’s Morningstar peer group of 834 U.S. Allocation 50-70% Equity funds returned an average of 13.38% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	Throughout 2017 we witnessed a synchronized global growth cycle where solid growth, coupled with low interest rates, inflation, and volatility, became the catalyst for solid returns across all asset classes. For the S&P 500 Index, it was the strongest annual performance since 2013. Emerging Market equities saw their best year since 2009. International equities were bolstered by a persistently weaker dollar which saw the euro outperform the dollar by over 14%. The CBOE Volatility Index fell to all-time lows and episodic spikes in volatility were short lived.

In the U.S., at the start of the year the market was pricing in two rate hikes but the Federal Reserve (the “Fed”) delivered three. This had little effect on lifting long term rates with the 10 year staying essentially flat on the year. Improving credit quality aided fixed income through tighter spreads. Tax reform was a focus early in the year but it took the entire year to get a bill passed. Earnings and valuations have boosted returns driving the S&P 500 Index to its first ever “perfect” year in which the index gained in every month.

The risk of a fractured Europe faded with pro-European candidates elected in France, Germany, and the Netherlands. The European Central Bank remained on pace with Quantitative Easing keeping rates anchored. Fundamentals and the prospects for continued growth across the region appeared to improve. In the United Kingdom, Brexit continued to dominate the macro discussion with much of the timing and logistics still being negotiated. The discussion created short term spikes in volatility.

Q.	What were the primary drivers of Fund performance?

A.	The biggest driver of the Fund’s performance was its position in U.S. equities which were up over 20% for the year. The Fund increased its exposure to international equities as the year progressed. The Fund benefited from its exposure to international equities in the second half of the year as international equity returns were strong on a dollar denominated basis. Fixed income markets produced modest gains for the Fund with spreads grinding tighter throughout the year.

Within tactical overlay positions, a short U.S. equity futures position, to help protect against market volatility, was closed at the early part of the year as our optimism for U.S. equities increased. Meanwhile a tactical position to US high yield bonds yielded a positive contribution for the year.

Q.	Were there any significant changes to the Fund’s portfolio during the period?

A.	During the first half of the year the composition of the Fund had several changes worth noting. During the first quarter of the year, the Fund shifted its U.S. equity exposure from actively managed to a primarily passively managed strategy that tracks the S&P 500 Index. In the second quarter of the year, the Fund executed a similar transition in its international equity portfolio. The Fund fully redeemed its actively managed international and emerging market holdings and invested those proceeds by subscribing into the State Street Global Equity ex-U.S. Index Portfolio which tracks the MSCI All Country World ex-US Index.

16	Elfun Diversified Fund

Elfun Diversified Fund

Understanding Your Fund’s Expenses — December 31, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2017.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2017 - December 31, 2017

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account value at the beginning of the period	$1,000.00	$1,000.00
Account value at the end of the period	$1,074.20	$1,023.29
Expenses paid during the period*	$1.99	$1.94

*	Expenses are equal to the Fund’s annualized expense ratio of 0.38%** (for the period July 1, 2017-December 31, 2017), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

Elfun Diversified Fund	17

Elfun Diversified Fund

Performance Summary — December 31, 2017 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2017

	One Year	Five Year	Ten Year
Number of funds in peer group	834	765	625
Peer group average annual total return	13.38%	8.19%	5.56%
Morningstar Category in peer group: U.S. Allocation 50-70% Equity Funds

Top Ten Largest Equity Holdings

as of December 31, 2017 (as a % of Fair Value) (a)(b)

Apple Inc.	1.41%
Microsoft Corp.	1.07%
Amazon.com Inc.	0.76%
Facebook Inc., Class A	0.68%
Berkshire Hathaway Inc., Class B	0.62%
Johnson & Johnson	0.61%
JPMorgan Chase & Co.	0.60%
Exxon Mobil Corp.	0.58%
Alphabet Inc., Class C	0.51%
Alphabet Inc., Class A	0.51%

Sector Allocation

Portfolio composition as a % of Fair Value of $211,573 (in thousands) as of December 31, 2017 (a)(b)

Average Annual Total Return for the periods ended December 31, 2017

(Inception date: 01/01/88)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun Diversified Fund	15.40%	8.06%	4.25%	15,165
S&P 500® Index	21.83%	15.79%	10.00%	22,603
MSCI All Country World ex-U.S. Index	27.19%	6.80%	1.84%	11,999
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%	14,811

18	Elfun Diversified Fund

Elfun Diversified Fund

Performance Summary, continued — December 31, 2017 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in several money market funds.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

(c)	Includes investment in State Street Global Equity ex-U.S. Index Portfolio.

(d)	Includes investment in SPDR Bloomberg Barclays High Yield Bond ETF.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Diversified Fund	19

Elfun Diversified Fund

Schedule of Investments — December 31, 2017

	Number of Shares	Fair Value $

Domestic Equity - 36.3%†
Common Stock - 36.3%
Advertising - 0.1%
Omnicom Group Inc.	821	59,793
The Interpublic Group of Companies Inc.	1,466	29,555

		89,348

Aerospace & Defense - 1.0%
Arconic Inc. (h)	1,319	35,943
General Dynamics Corp.	965	196,329
Harris Corp.	409	57,935
L3 Technologies Inc.	272	53,815
Lockheed Martin Corp.	857	275,140
Northrop Grumman Corp.	603	185,067
Raytheon Co.	1,003	188,413
Rockwell Collins Inc.	547	74,184
Textron Inc.	898	50,818
The Boeing Co. (h)	1,904	561,509
TransDigm Group Inc.	165	45,312
United Technologies Corp.	2,524	321,987

		2,046,452

Agricultural & Farm Machinery - 0.1%
Deere & Co.	1,094	171,222

Agricultural Products - 0.0%*
Archer-Daniels-Midland Co. (h)	1,905	76,352

Air Freight & Logistics - 0.3%
CH Robinson Worldwide Inc.	423	37,685
Expeditors International of Washington Inc.	597	38,620
FedEx Corp.	833	207,867
United Parcel Service Inc., Class B	2,383	283,934

		568,106

Airlines - 0.2%
Alaska Air Group Inc. (h)	455	33,447
American Airlines Group Inc. (h)	1,444	75,131
Delta Air Lines Inc.	2,270	127,120
Southwest Airlines Co.	1,892	123,832
United Continental Holdings Inc. (a)	896	60,390

		419,920

Alternative Carriers - 0.0%*
CenturyLink Inc.	3,414	56,946

Apparel Retail - 0.2%
Foot Locker Inc.	400	18,752
L Brands Inc.	887	53,415

	Number of Shares	Fair Value $
Ross Stores Inc.	1,275	102,319
The Gap Inc.	810	27,588
The TJX Companies Inc.	2,208	168,824

		370,898

Apparel, Accessories & Luxury Goods - 0.1%
Hanesbrands Inc.	1,196	25,008
Michael Kors Holdings Ltd. (a)	477	30,027
PVH Corp.	256	35,126
Ralph Lauren Corp.	208	21,568
Tapestry Inc.	1,036	45,822
Under Armour Inc., Class A (a)	679	9,798
Under Armour Inc., Class C (a)	682	9,084
VF Corp.	1,122	83,028

		259,461

Application Software - 0.4%
Adobe Systems Inc. (h)(a)	1,684	295,104
ANSYS Inc. (a)	300	44,277
Autodesk Inc. (h)(a)	751	78,727
Cadence Design Systems Inc. (a)	900	37,638
Citrix Systems Inc. (a)	506	44,528
Intuit Inc.	851	134,271
salesforce.com Inc. (a)	2,358	241,059
Synopsys Inc. (a)	500	42,620

		918,224

Asset Management & Custody Banks - 0.4%
Affiliated Managers Group Inc. (h)	202	41,461
Ameriprise Financial Inc.	506	85,752
BlackRock Inc. (h)	429	220,382
Franklin Resources Inc.	1,182	51,216
Invesco Ltd.	1,409	51,485
Northern Trust Corp.	732	73,119
State Street Corp. (e)	1,259	122,891
T Rowe Price Group Inc.	799	83,839
The Bank of New York Mellon Corp. (h)	3,475	187,163

		917,308

Auto Parts & Equipment - 0.0%*
BorgWarner Inc. (h)	639	32,646

Automobile Manufacturers - 0.2%
Ford Motor Co.	13,505	168,677
General Motors Co.	4,323	177,200

		345,877

Automotive Retail - 0.1%
Advance Auto Parts Inc. (h)	272	27,116
AutoZone Inc. (h)(a)	97	69,003

See Notes to Schedules of Investments and Notes to Financial Statements.

20	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Number of Shares	Fair Value $

CarMax Inc. (a)	603	38,670
O’Reilly Automotive Inc. (h)(a)	289	69,516

		204,305

Biotechnology - 1.0%
AbbVie Inc. (h)	5,468	528,810
Alexion Pharmaceuticals Inc. (h)(a)	788	94,237
Amgen Inc.	2,498	434,402
Biogen Inc. (h)(a)	733	233,512
Celgene Corp. (a)	2,667	278,328
Gilead Sciences Inc.	4,466	319,944
Incyte Corp. (a)	580	54,932
Regeneron Pharmaceuticals Inc. (a)	269	101,133
Vertex Pharmaceuticals Inc. (a)	866	129,779

		2,175,077

Brewers - 0.0%*
Molson Coors Brewing Co., Class B	581	47,683

Broadcasting - 0.1%
CBS Corp., Class B	1,163	68,617
Discovery Communications Inc., Class A (a)	561	12,555
Discovery Communications Inc., Class C (a)	815	17,253
Scripps Networks Interactive Inc., Class A	352	30,054

		128,479

Building Products - 0.1%
AO Smith Corp.	500	30,640
Fortune Brands Home & Security Inc.	570	39,011
Johnson Controls International PLC	3,210	122,333
Masco Corp.	1,093	48,026

		240,010

Cable & Satellite - 0.4%
Charter Communications Inc., Class A (a)	668	224,421
Comcast Corp., Class A	15,986	640,240
DISH Network Corp., Class A (a)	800	38,200

		902,861

Casinos & Gaming - 0.1%
MGM Resorts International	1,700	56,763
Wynn Resorts Ltd.	265	44,676

		101,439

	Number of Shares	Fair Value $
Commodity Chemicals - 0.1%
LyondellBasell Industries N.V., Class A	1,124	124,000

Communications Equipment - 0.4%
Cisco Systems Inc.	16,960	649,568
F5 Networks Inc. (a)	207	27,163
Juniper Networks Inc.	1,305	37,192
Motorola Solutions Inc.	513	46,344

		760,267

Computer & Electronics Retail - 0.0%*
Best Buy Company Inc. (h)	908	62,171

Construction & Engineering - 0.0%*
Fluor Corp.	514	26,548
Jacobs Engineering Group Inc.	446	29,418
Quanta Services Inc. (a)	558	21,824

		77,790

Construction Machinery & Heavy Trucks - 0.2%
Caterpillar Inc.	2,022	318,627
Cummins Inc.	539	95,209
PACCAR Inc.	1,225	87,073

		500,909

Construction Materials - 0.1%
Martin Marietta Materials Inc.	211	46,640
Vulcan Materials Co.	449	57,638

		104,278

Consumer Finance - 0.3%
American Express Co. (h)	2,420	240,330
Capital One Financial Corp. (h)	1,631	162,415
Discover Financial Services	1,247	95,919
Navient Corp.	919	12,241
Synchrony Financial	2,586	99,846

		610,751

Copper - 0.0%*
Freeport-McMoRan Inc. (a)	4,627	87,728

Data Processing & Outsourced Services - 1.0%
Alliance Data Systems Corp. (h)	158	40,050
Automatic Data Processing Inc. (h)	1,527	178,949
Fidelity National Information Services Inc.	1,152	108,392
Fiserv Inc. (a)	732	95,987
Global Payments Inc.	568	56,936
Mastercard Inc., Class A	3,186	482,233
Paychex Inc.	1,109	75,501

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	21

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Number of Shares	Fair Value $

PayPal Holdings Inc. (a)	3,881	285,719
The Western Union Co.	1,491	28,344
Total System Services Inc.	611	48,324
Visa Inc., Class A	6,188	705,556

		2,105,991

Department Stores - 0.0%*
Kohl’s Corp.	552	29,935
Macy’s Inc.	1,129	28,439
Nordstrom Inc.	429	20,326

		78,700

Distillers & Vintners - 0.1%
Brown-Forman Corp., Class B (h)	574	39,416
Constellation Brands Inc., Class A	584	133,485

		172,901

Distributors - 0.1%
Genuine Parts Co.	490	46,555
LKQ Corp. (a)	1,036	42,134

		88,689

Diversified Banks - 2.0%
Bank of America Corp. (h)	33,212	980,418
Citigroup Inc.	9,025	671,550
JPMorgan Chase & Co.	11,889	1,271,410
U.S. Bancorp	5,381	288,314
Wells Fargo & Co.	15,255	925,521

		4,137,213

Diversified Chemicals - 0.3%
DowDuPont Inc.	7,966	567,339
Eastman Chemical Co.	486	45,023

		612,362

Diversified Support Services - 0.0%*
Cintas Corp.	297	46,281

Drug Retail - 0.2%
CVS Health Corp.	3,519	255,127
Walgreens Boots Alliance Inc.	2,951	214,302

		469,429

Electric Utilities - 0.7%
Alliant Energy Corp. (h)	840	35,793
American Electric Power Company Inc. (h)	1,646	121,096
Duke Energy Corp.	2,418	203,378
Edison International	1,143	72,283
Entergy Corp.	600	48,834
Eversource Energy	1,102	69,624

	Number of Shares	Fair Value $
Exelon Corp.	3,260	128,477
FirstEnergy Corp.	1,572	48,135
NextEra Energy Inc.	1,599	249,748
PG&E Corp.	1,788	80,156
Pinnacle West Capital Corp.	411	35,009
PPL Corp. (h)	2,380	73,661
The Southern Co.	3,410	163,987
Xcel Energy Inc.	1,776	85,443

		1,415,624

Electrical Components & Equipment - 0.2%
Acuity Brands Inc. (h)	136	23,936
AMETEK Inc.	755	54,715
Eaton Corporation PLC	1,538	121,517
Emerson Electric Co.	2,174	151,506
Rockwell Automation Inc.	444	87,180

		438,854

Electronic Components - 0.1%
Amphenol Corp., Class A	1,069	93,858
Corning Inc.	3,033	97,026

		190,884

Electronic Equipment & Instruments - 0.0%*
FLIR Systems Inc.	503	23,450

Environmental & Facilities Services - 0.1%
Republic Services Inc.	772	52,195
Stericycle Inc. (a)	314	21,349
Waste Management Inc.	1,312	113,225

		186,769

Fertilizers & Agricultural Chemicals - 0.1%
CF Industries Holdings Inc.	861	36,627
FMC Corp.	424	40,136
Monsanto Co.	1,517	177,155
The Mosaic Co.	1,294	33,204

		287,122

Financial Exchanges & Data - 0.3%
Cboe Global Markets Inc.	400	49,836
CME Group Inc. (h)	1,173	171,317
Intercontinental Exchange Inc.	2,000	141,120
Moody’s Corp.	574	84,728
Nasdaq Inc.	421	32,345
S&P Global Inc.	879	148,903

		628,249

Food Distributors - 0.1%
Sysco Corp.	1,638	99,476

See Notes to Schedules of Investments and Notes to Financial Statements.

22	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Number of Shares	Fair Value $

Food Retail - 0.0%*
The Kroger Co.	3,027	83,091

Footwear - 0.1%
NIKE Inc., Class B	4,525	283,039

General Merchandise Stores - 0.1%
Dollar General Corp.	839	78,035
Dollar Tree Inc. (a)	812	87,136
Target Corp.	1,845	120,386

		285,557

Gold - 0.0%*
Newmont Mining Corp.	1,860	69,787

Health Care REITs - 0.1%
HCP Inc.	1,527	39,824
Ventas Inc.	1,238	74,293
Welltower Inc.	1,269	80,924

		195,041

Healthcare Distributors - 0.1%
AmerisourceBergen Corp.	568	52,154
Cardinal Health Inc.	1,102	67,520
Henry Schein Inc. (a)	554	38,713
McKesson Corp.	705	109,945
Patterson Companies Inc.	308	11,128

		279,460

Healthcare Equipment - 0.8%
Abbott Laboratories (h)	5,957	339,966
Baxter International Inc. (h)	1,698	109,759
Becton Dickinson and Co. (h)	882	188,788
Boston Scientific Corp. (h)(a)	4,799	118,967
Danaher Corp.	2,129	197,614
Edwards Lifesciences Corp. (a)	740	83,406
Hologic Inc. (a)	948	40,527
IDEXX Laboratories Inc. (a)	301	47,070
Intuitive Surgical Inc. (a)	381	139,042
ResMed Inc.	500	42,345
Stryker Corp.	1,088	168,466
Varian Medical Systems Inc. (a)	321	35,679
Zimmer Biomet Holdings Inc.	700	84,469

		1,596,098

Healthcare Facilities - 0.1%
HCA Healthcare Inc. (a)	1,009	88,631
Universal Health Services Inc., Class B	306	34,685

		123,316

	Number of Shares	Fair Value $
Healthcare Services - 0.2%
DaVita Inc. (a)	532	38,437
Envision Healthcare Corp. (a)	433	14,964
Express Scripts Holding Co. (a)	1,937	144,578
Laboratory Corporation of America Holdings (a)	346	55,190
Quest Diagnostics Inc.	465	45,798

		298,967

Healthcare Supplies - 0.1%
Align Technology Inc. (a)	250	55,548
DENTSPLY SIRONA Inc.	753	49,570
The Cooper Companies Inc.	171	37,257

		142,375

Healthcare Technology - 0.0%*
Cerner Corp. (a)	1,006	67,794

Home Building - 0.1%
DR Horton Inc.	1,153	58,884
Lennar Corp., Class A	726	45,912
PulteGroup Inc.	899	29,892

		134,688

Home Entertainment Software - 0.1%
Activision Blizzard Inc. (h)	2,635	166,848
Electronic Arts Inc. (a)	1,068	112,204

		279,052

Home Furnishings - 0.0%*
Leggett & Platt Inc.	494	23,578
Mohawk Industries Inc. (a)	212	58,491

		82,069

Home Improvement Retail - 0.5%
Lowe’s Companies Inc.	2,882	267,853
The Home Depot Inc.	4,006	759,257

		1,027,110

Hotel & Resort REITs - 0.0%*
Host Hotels & Resorts Inc.	2,433	48,295

Hotels, Resorts & Cruise Lines - 0.2%
Carnival Corp.	1,409	93,515
Hilton Worldwide Holdings Inc.	700	55,902
Marriott International Inc., Class A	1,053	142,924
Norwegian Cruise Line Holdings Ltd. (a)	600	31,950
Royal Caribbean Cruises Ltd.	571	68,109
Wyndham Worldwide Corp.	348	40,323

		432,723

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	23

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Number of Shares	Fair Value $

Household Appliances - 0.0%*
Whirlpool Corp.	249	41,991

Household Products - 0.6%
Church & Dwight Company Inc.	875	43,899
Colgate-Palmolive Co. (h)	3,005	226,727
Kimberly-Clark Corp.	1,224	147,688
The Clorox Co.	446	66,338
The Procter & Gamble Co.	8,756	804,501

		1,289,153

Housewares & Specialties - 0.0%*
Newell Brands Inc.	1,682	51,974

Human Resource & Employment Services - 0.0%*
Robert Half International Inc.	476	26,437

Hypermarkets & Super Centers - 0.4%
Costco Wholesale Corp.	1,494	278,063
Wal-Mart Stores Inc.	5,012	494,935

		772,998

Independent Power Producers & Energy Traders - 0.0%*
AES Corp. (h)	2,435	26,371
NRG Energy Inc.	1,065	30,331

		56,702

Industrial Conglomerates - 0.7%
3M Co.	2,056	483,921
General Electric Co.	29,703	518,317
Honeywell International Inc.	2,633	403,797
Roper Technologies Inc.	355	91,945

		1,497,980

Industrial Gases - 0.1%
Air Products & Chemicals Inc. (h)	763	125,193
Praxair Inc.	964	149,112

		274,305

Industrial Machinery - 0.3%
Dover Corp.	543	54,838
Flowserve Corp.	482	20,307
Fortive Corp.	1,011	73,146
Illinois Tool Works Inc.	1,067	178,029
Ingersoll-Rand PLC	834	74,384
Parker-Hannifin Corp.	463	92,405
Snap-on Inc.	214	37,300
Stanley Black & Decker Inc.	521	88,408
Xylem Inc.	563	38,397

		657,214

	Number of Shares	Fair Value $
Industrial REITs - 0.1%
Duke Realty Corp.	1,300	35,373
Prologis Inc. REIT	1,852	119,473

		154,846

Insurance Brokers - 0.1%
Arthur J Gallagher & Co. (h)	657	41,575
Marsh & McLennan Companies Inc.	1,714	139,502

		181,077

Integrated Oil & Gas - 1.1%
Chevron Corp.	6,506	814,486
Exxon Mobil Corp. (h)	14,572	1,218,802
Occidental Petroleum Corp.	2,602	191,664

		2,224,952

Integrated Telecommunication Services - 0.8%
AT&T Inc. (h)	21,101	820,407
Verizon Communications Inc.	14,027	742,449

		1,562,856

Internet & Direct Marketing Retail - 1.1%
Amazon.com Inc. (h)(a)	1,371	1,603,343
Expedia Inc.	410	49,106
Netflix Inc. (a)	1,478	283,717
The Priceline Group Inc. (a)	169	293,678
TripAdvisor Inc. (a)	422	14,542

		2,244,386

Internet Software & Services - 1.8%
Akamai Technologies Inc. (h)(a)	540	35,122
Alphabet Inc., Class A (h)(a)	1,025	1,079,735
Alphabet Inc., Class C (h)(a)	1,038	1,086,163
eBay Inc. (a)	3,350	126,429
Facebook Inc., Class A (h)(a)	8,173	1,442,208
VeriSign Inc. (a)	287	32,844

		3,802,501

Investment Banking & Brokerage - 0.4%
E*TRADE Financial Corp. (a)	913	45,258
Morgan Stanley	4,706	246,924
Raymond James Financial Inc.	470	41,971
The Charles Schwab Corp.	4,106	210,925
The Goldman Sachs Group Inc.	1,208	307,750

		852,828

IT Consulting & Other Services - 0.4%
Cognizant Technology Solutions Corp., Class A	2,041	144,952
CSRA Inc.	537	16,067

See Notes to Schedules of Investments and Notes to Financial Statements.

24	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Number of Shares	Fair Value $

DXC Technology Co.	1,004	95,280
Gartner Inc. (a)	300	36,945
International Business Machines Corp.	2,974	456,271

		749,515

Leisure Products - 0.0%*
Hasbro Inc.	415	37,719
Mattel Inc.	1,263	19,425

		57,144

Life & Health Insurance - 0.3%
Aflac Inc. (h)	1,307	114,729
Brighthouse Financial Inc. (a)	341	19,996
Lincoln National Corp.	774	59,497
MetLife Inc.	3,660	185,050
Principal Financial Group Inc.	888	62,657
Prudential Financial Inc.	1,458	167,641
Torchmark Corp.	375	34,016
Unum Group	757	41,552

		685,138

Life Sciences Tools & Services - 0.3%
Agilent Technologies Inc. (h)	1,118	74,872
Illumina Inc. (a)	513	112,085
IQVIA Holdings Inc. (a)	500	48,950
Mettler-Toledo International Inc. (a)	88	54,518
PerkinElmer Inc.	405	29,614
Thermo Fisher Scientific Inc.	1,360	258,237
Waters Corp. (a)	270	52,161

		630,437

Managed Healthcare - 0.7%
Aetna Inc. (h)	1,126	203,119
Anthem Inc.	884	198,909
Centene Corp. (a)	601	60,629
Cigna Corp.	848	172,220
Humana Inc.	497	123,291
UnitedHealth Group Inc.	3,319	731,707

		1,489,875

Metal & Glass Containers - 0.0%*
Ball Corp. (h)	1,192	45,117

Motorcycle Manufacturers - 0.0%*
Harley-Davidson Inc.	553	28,137

Movies & Entertainment - 0.5%
The Walt Disney Co.	5,200	559,052
Time Warner Inc.	2,698	246,786

	Number of Shares	Fair Value $
Twenty-First Century Fox Inc., Class A	3,521	121,580
Twenty-First Century Fox Inc., Class B	1,409	48,075
Viacom Inc., Class B	1,283	39,529

		1,015,022

Multi-Line Insurance - 0.2%
American International Group Inc. (h)	3,104	184,936
Assurant Inc. (h)	211	21,277
Loews Corp.	911	45,577
The Hartford Financial Services Group Inc.	1,195	67,255

		319,045

Multi-Sector Holdings - 0.6%
Berkshire Hathaway Inc., Class B (h)(a)	6,617	1,311,622
Leucadia National Corp.	997	26,410

		1,338,032

Multi-Utilities - 0.4%
Ameren Corp. (h)	800	47,192
CenterPoint Energy Inc.	1,491	42,285
CMS Energy Corp. (h)	979	46,307
Consolidated Edison Inc.	1,065	90,472
Dominion Energy Inc.	2,225	180,358
DTE Energy Co.	623	68,193
NiSource Inc.	1,192	30,599
Public Service Enterprise Group Inc.	1,768	91,052
SCANA Corp.	528	21,004
Sempra Energy	874	93,448
WEC Energy Group Inc.	1,096	72,807

		783,717

Office REITs - 0.1%
Alexandria Real Estate Equities Inc. (h)	330	43,095
Boston Properties Inc. (h)	538	69,956
SL Green Realty Corp.	344	34,720
Vornado Realty Trust	601	46,986

		194,757

Oil & Gas Drilling - 0.0%*
Helmerich & Payne Inc.	400	25,856

Oil & Gas Equipment & Services - 0.3%
Baker Hughes a GE Co.	1,492	47,207
Halliburton Co.	2,963	144,802

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	25

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Number of Shares	Fair Value $

National Oilwell Varco Inc.	1,295	46,646
Schlumberger Ltd.	4,779	322,056

		560,711

Oil & Gas Exploration & Production - 0.6%
Anadarko Petroleum Corp.	1,874	100,521
Apache Corp.	1,321	55,773
Cabot Oil & Gas Corp. (h)	1,618	46,275
Chesapeake Energy Corp. (a)	2,753	10,902
Cimarex Energy Co.	351	42,825
Concho Resources Inc. (a)	517	77,664
ConocoPhillips (h)	4,086	224,280
Devon Energy Corp.	1,834	75,928
EOG Resources Inc.	1,969	212,475
EQT Corp.	838	47,699
Hess Corp.	985	46,758
Marathon Oil Corp.	2,929	49,588
Newfield Exploration Co. (a)	729	22,985
Noble Energy Inc.	1,583	46,129
Pioneer Natural Resources Co.	597	103,191
Range Resources Corp.	694	11,840

		1,174,833

Oil & Gas Refining & Marketing - 0.2%
Andeavor	503	57,513
Marathon Petroleum Corp.	1,649	108,801
Phillips 66	1,455	147,173
Valero Energy Corp.	1,505	138,325

		451,812

Oil & Gas Storage & Transportation - 0.1%
Kinder Morgan Inc.	6,481	117,112
ONEOK Inc.	1,288	68,844
The Williams Companies Inc.	2,813	85,768

		271,724

Packaged Foods & Meats - 0.4%
Campbell Soup Co. (h)	716	34,447
Conagra Brands Inc.	1,436	54,094
General Mills Inc.	1,944	115,260
Hormel Foods Corp.	997	36,281
Kellogg Co.	833	56,627
McCormick & Company Inc.	373	38,012
Mondelez International Inc., Class A	5,134	219,735
The Hershey Co.	463	52,555
The JM Smucker Co.	390	48,454
The Kraft Heinz Co.	2,013	156,531
Tyson Foods Inc., Class A	993	80,503

		892,499

	Number of Shares	Fair Value $
Paper Packaging - 0.1%
Avery Dennison Corp. (h)	279	32,046
International Paper Co.	1,429	82,796
Packaging Corporation of America	300	36,165
Sealed Air Corp.	614	30,270
WestRock Co.	843	53,286

		234,563

Personal Products - 0.1%
Coty Inc., Class A	1,737	34,549
The Estee Lauder Companies Inc., Class A	771	98,102

		132,651

Pharmaceuticals - 1.7%
Allergan PLC (h)	1,152	188,444
Bristol-Myers Squibb Co. (h)	5,583	342,126
Eli Lilly & Co.	3,358	283,617
Johnson & Johnson	9,223	1,288,637
Merck & Company Inc.	9,433	530,795
Mylan N.V. (a)	1,800	76,158
Pfizer Inc.	20,513	742,981
Zoetis Inc.	1,624	116,993

		3,569,751

Property & Casualty Insurance - 0.2%
Cincinnati Financial Corp.	523	39,209
The Allstate Corp. (h)	1,210	126,699
The Progressive Corp.	2,033	114,499
The Travelers Companies Inc.	959	130,079

		410,486

Publishing - 0.0%*
News Corp., Class A	1,411	22,873
News Corp., Class B	442	7,337

		30,210

Railroads - 0.3%
CSX Corp.	3,079	169,376
Kansas City Southern	351	36,932
Norfolk Southern Corp.	985	142,727
Union Pacific Corp.	2,694	361,265

		710,300

Real Estate Services - 0.0%*
CBRE Group Inc., Class A (a)	1,009	43,700

Regional Banks - 0.5%
BB&T Corp. (h)	2,747	136,581
Citizens Financial Group Inc.	1,661	69,729
Comerica Inc.	536	46,530

See Notes to Schedules of Investments and Notes to Financial Statements.

26	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Number of Shares	Fair Value $

Fifth Third Bancorp	2,411	73,150
Huntington Bancshares Inc.	3,607	52,518
KeyCorp	3,722	75,073
M&T Bank Corp.	516	88,231
People’s United Financial Inc.	1,150	21,505
Regions Financial Corp.	3,967	68,550
SunTrust Banks Inc.	1,623	104,829
The PNC Financial Services Group Inc.	1,636	236,058
Zions Bancorporation	652	33,141

		1,005,895

Research & Consulting Services - 0.1%
Equifax Inc.	406	47,876
Nielsen Holdings PLC	1,101	40,076
Verisk Analytics Inc. (a)	514	49,344

		137,296

Residential REITs - 0.2%
Apartment Investment & Management Co., Class A	579	25,308
AvalonBay Communities Inc. (h)	477	85,102
Equity Residential	1,281	81,689
Essex Property Trust Inc.	223	53,826
Mid-America Apartment Communities Inc.	396	39,822
UDR Inc.	987	38,019

		323,766

Restaurants - 0.4%
Chipotle Mexican Grill Inc. (a)	83	23,990
Darden Restaurants Inc.	455	43,689
McDonald’s Corp.	2,745	472,469
Starbucks Corp.	4,895	281,120
Yum! Brands Inc.	1,168	95,320

		916,588

Retail REITs - 0.2%
Federal Realty Investment Trust	265	35,195
GGP Inc.	1,957	45,774
Kimco Realty Corp.	1,570	28,496
Realty Income Corp.	955	54,454
Regency Centers Corp.	500	34,590
Simon Property Group Inc.	1,052	180,670
The Macerich Co.	346	22,725

		401,904

Semiconductor Equipment - 0.2%
Applied Materials Inc. (h)	3,712	189,757
KLA-Tencor Corp.	528	55,477
Lam Research Corp.	571	105,104

		350,338

	Number of Shares	Fair Value $
Semiconductors - 1.1%
Advanced Micro Devices Inc. (h)(a)	2,850	29,298
Analog Devices Inc.	1,274	113,424
Intel Corp.	16,033	740,083
Microchip Technology Inc.	798	70,128
Micron Technology Inc. (a)	3,942	162,095
NVIDIA Corp.	2,051	396,869
Qorvo Inc. (a)	472	31,435
QUALCOMM Inc.	5,065	324,261
Skyworks Solutions Inc.	646	61,338
Texas Instruments Inc.	3,322	346,950
Xilinx Inc.	853	57,509

		2,333,390

Soft Drinks - 0.6%
Dr Pepper Snapple Group Inc.	639	62,021
Monster Beverage Corp. (a)	1,397	88,416
PepsiCo Inc.	4,901	587,728
The Coca-Cola Co.	13,167	604,102

		1,342,267

Specialized Consumer Services - 0.0%*
H&R Block Inc.	765	20,058

Specialized REITs - 0.4%
American Tower Corp. (h)	1,475	210,438
Crown Castle International Corp.	1,372	152,306
Digital Realty Trust Inc.	701	79,844
Equinix Inc.	264	119,650
Extra Space Storage Inc.	465	40,664
Iron Mountain Inc.	905	34,146
Public Storage	521	108,889
SBA Communications Corp. (a)	400	65,344
Weyerhaeuser Co.	2,623	92,487

		903,768

Specialty Chemicals - 0.2%
Albemarle Corp. (h)	370	47,319
Ecolab Inc.	869	116,603
International Flavors & Fragrances Inc.	276	42,120
PPG Industries Inc.	895	104,554
The Sherwin-Williams Co.	289	118,502

		429,098

Specialty Stores - 0.1%
Signet Jewelers Ltd.	211	11,932
Tiffany & Co.	331	34,407
Tractor Supply Co.	385	28,779
Ulta Salon Cosmetics & Fragrance Inc. (a)	207	46,298

		121,416

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	27

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Number of Shares	Fair Value $

Steel - 0.0%*
Nucor Corp.	1,076	68,412

Systems Software - 1.4%
CA Inc. (h)	1,157	38,505
Microsoft Corp.	26,418	2,259,796
Oracle Corp.	10,499	496,393
Red Hat Inc. (a)	613	73,621
Symantec Corp.	2,143	60,132

		2,928,447

Technology Hardware, Storage & Peripherals - 1.6%
Apple Inc. (h)	17,605	2,979,294
Hewlett Packard Enterprise Co.	5,673	81,464
HP Inc.	5,829	122,467
NetApp Inc.	917	50,729
Western Digital Corp.	954	75,872
Xerox Corp.	786	22,912

		3,332,738

Tires & Rubber - 0.0%*
The Goodyear Tire & Rubber Co.	844	27,270

Tobacco - 0.5%
Altria Group Inc. (h)	6,543	467,236
Philip Morris International Inc.	5,328	562,903

		1,030,139

Trading Companies & Distributors - 0.1%
Fastenal Co.	968	52,940
United Rentals Inc. (a)	282	48,478
WW Grainger Inc.	183	43,234

		144,652

Trucking - 0.0%*
JB Hunt Transport Services Inc.	297	34,149

Water Utilities - 0.0%*
American Water Works Company Inc. (h)	598	54,711

Total Common Stock (Cost $65,669,263)		76,254,498

Preferred Stock - 0.0%*
Diversified Banks - 0.0%*
Wells Fargo & Co. 3.09% + 3 month USD LIBOR (i)	1,469	39,663

Total Preferred Stock (Cost $36,725)		39,663

Total Domestic Equity (Cost $65,705,988)		76,294,161

	Number of Shares	Fair Value $
Foreign Equity - 1.0%
Common Stock - 1.0%
Auto Parts & Equipment - 0.1%
Aptiv PLC	940	79,740

Building Products - 0.0%*
Allegion PLC (h)	354	28,164

Consumer Electronics - 0.0%*
Garmin Ltd.	425	25,317

Electronic Manufacturing Services - 0.1%
TE Connectivity Ltd.	1,142	108,536

Healthcare Equipment - 0.2%
Medtronic PLC	4,591	370,723

Industrial Machinery - 0.0%*
Pentair PLC	518	36,581

Insurance Brokers - 0.1%
Aon PLC	870	116,580
Willis Towers Watson PLC	445	67,057

		183,637

IT Consulting & Other Services - 0.2%
Accenture PLC, Class A (h)	2,136	327,000

Oil & Gas Equipment & Services - 0.0%*
TechnipFMC PLC	1,406	44,022

Pharmaceuticals - 0.0%*
Perrigo Company PLC	446	38,873

Property & Casualty Insurance - 0.1%
Chubb Ltd.	1,591	232,493
XL Group Ltd.	874	30,730

		263,223

Reinsurance - 0.0%*
Everest Re Group Ltd.	141	31,198

Research & Consulting Services - 0.0%*
IHS Markit Ltd. (a)	1,100	49,665

Semiconductors - 0.2%
Broadcom Ltd. (h)	1,406	361,202

Technology Hardware, Storage & Peripherals - 0.0%*
Seagate Technology PLC	988	41,338

Total Foreign Equity (Cost $1,725,793)		1,989,219

See Notes to Schedules of Investments and Notes to Financial Statements.

28	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Bonds and Notes - 29.1%
U.S. Treasuries - 12.5%
U.S. Treasury Bonds
2.75% 08/15/47	1,228,000	1,229,719
3.75% 11/15/43	168,000	200,192
4.50% 02/15/36	751,500	967,819
U.S. Treasury Notes
0.88% 03/31/18 - 10/15/18	4,786,600	4,759,577
1.25% 12/31/18 - 08/31/19	2,886,500	2,863,334
1.38% 12/15/19	3,001,800	2,972,382
1.50% 08/15/20	1,758,000	1,738,732
1.63% 10/15/20 - 08/31/22	1,926,000	1,889,212
1.75% 09/30/22	1,814,500	1,778,210
1.88% 10/31/22 - 08/31/24	1,760,000	1,723,385
2.00% 02/15/25	2,080,100	2,033,423
2.13% 05/15/25	2,655,600	2,615,155
2.25% 08/15/27	1,358,800	1,339,886
2.38% 05/15/27	190,000	189,479

		26,300,505

Agency Mortgage Backed - 3.2%
Federal Home Loan Mortgage Corp.
4.50% 06/01/33 - 02/01/35	2,610	2,789
5.00% 07/01/35 - 06/01/41	158,997	172,488
5.50% 05/01/20 - 04/01/39	6,776	7,405
5.50% 01/01/38 (h)	32,957	36,350
6.00% 05/01/20 - 11/01/37	76,169	84,882
6.00% 06/01/37 (h)	22,956	25,594
6.50% 11/01/28 - 07/01/29	5,824	6,451
7.00% 06/01/29 - 08/01/36	18,545	20,143
7.50% 09/01/33	1,164	1,212
8.00% 07/01/26 - 11/01/30	2,053	2,280
8.50% 04/01/30	6,502	7,624
Federal National Mortgage Assoc.
3.00% 02/01/43 - 05/01/43 (h)	470,891	473,741
3.50% 11/01/42 - 08/01/45 (h)	1,031,310	1,064,184
4.00% 05/01/19 - 06/01/19	2,054	2,113
4.00% 01/01/41 - 03/01/41 (h)	243,823	256,712
4.50% 05/01/18 - 08/01/20	6,178	6,277
4.50% 07/01/33 - 01/01/41 (h)	894,322	958,814
5.00% 07/01/20	1,980	2,017
5.00% 03/01/34 - 06/01/41 (h)	264,107	286,495
5.50% 06/01/20 - 07/01/20	15,204	15,524
5.50% 07/01/33 - 01/01/39 (h)	144,377	159,558
6.00% 02/01/20	799	814
6.00% 01/01/29 - 05/01/41 (h)	453,611	503,806
6.50% 01/01/19	1,114	1,118
6.50% 10/01/28 - 08/01/36 (h)	16,088	17,992
7.00% 05/01/33 - 12/01/33 (h)	581	598
7.50% 12/01/26 - 12/01/33 (h)	5,081	5,564

	Principal Amount ($)	Fair Value $
8.00% 06/01/24 - 12/01/30 (h)	7,238	7,423
9.00% 12/01/22 (h)	522	552
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR
3.35% 04/01/37 (i)	497	511
Federal National Mortgage Assoc. TBA
3.00% TBA (c)	809,934	819,833
3.50% TBA (c)	716,023	738,878
Government National Mortgage Assoc.
4.00% 01/20/41 - 04/20/43	381,956	402,922
4.50% 08/15/33 - 03/20/41	173,050	184,523
5.00% 08/15/33	8,738	9,451
6.00% 07/15/33 - 04/15/34	8,397	9,520
6.50% 04/15/28 - 07/15/36	12,857	14,264
7.00% 04/15/28 - 10/15/36	6,334	6,844
7.50% 07/15/23 - 04/15/28	7,715	7,846
8.00% 05/15/30	189	194
9.00% 12/15/21	250	268
5.00% TBA (c)	400,000	430,076
5.50% TBA (c)	50,000	54,763

		6,810,413

Agency Collateralized Mortgage Obligations - 0.1%
Federal Home Loan Mortgage Corp.
0.08% 09/25/43 (g)(i)	158,105	331
Federal Home Loan Mortgage Corp. REMIC
3.50% 11/15/24 - 11/15/30 (g)	93,141	6,745
5.50% 06/15/33 (g)	6,571	1,310
7.50% 07/15/27 (g)	6,594	1,003
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR
5.12% 08/15/25 (g)(i)	41,750	3,134
Federal Home Loan Mortgage Corp. STRIPS
1.47% 08/01/27 (d)(f)	268	247
8.00% 02/01/23 - 07/01/24 (g)	981	155
Federal National Mortgage Assoc. REMIC
0.51% 12/25/22 (d)(f)	208	204
1.19% 12/25/42 (g)(i)	35,875	1,453
5.00% 09/25/40 (g)	40,860	4,371
8.00% 05/25/22 (g)	1	11
Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR 4.45% 07/25/38 - 12/25/41 (g)(i)	144,505	24,810

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	29

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Federal National Mortgage Assoc. REMIC 6.60% - 1 month USD LIBOR
5.05% 10/25/43 (g)(i)	244,814	51,547
Federal National Mortgage Assoc. REMIC 7.50% - 1 month USD LIBOR
5.95% 05/25/18 (g)(i)(**)	93	—
Federal National Mortgage Assoc. STRIPS
4.50% 08/25/35 - 01/25/36 (g)	17,077	3,126
5.00% 03/25/38 - 05/25/38 (g)	9,610	1,828
5.50% 12/25/33 (g)	3,270	720
6.00% 01/25/35 (g)	8,729	1,727
7.50% 11/25/23 (g)	8,379	1,233
8.00% 08/25/23 - 07/25/24 (g)	1,957	366
8.50% 07/25/22 (g)	165	18
8.50% 07/25/22 (g)(**)	4	—
9.00% 05/25/22 (g)	198	20
Government National Mortgage Assoc. REMIC
4.50% 02/20/38 - 08/16/39 (g)	32,452	2,108
5.00% 01/20/38 - 09/20/38 (g)	8,991	291
Government National Mortgage Assoc. REMIC 6.80% - 1 month USD LIBOR
5.31% 01/16/40 (g)(i)	65,366	10,815

		117,573

Asset Backed - 0.7%
American Express Credit Account Master Trust 2017-6
2.04% 05/15/23	357,738	355,803
BA Credit Card Trust 2017-A2
1.84% 01/17/23	361,000	357,254
Citibank Credit Card Issuance Trust 2014-A6
2.15% 07/15/21	181,000	181,181
Citibank Credit Card Issuance Trust 2016-A1
1.75% 11/19/21	446,000	442,949
Citibank Credit Card Issuance Trust 2017-A8
1.86% 08/08/22	139,000	137,659

		1,474,846

Corporate Notes - 11.2%
21st Century Fox America Inc.
3.38% 11/15/26	8,000	8,165
4.75% 11/15/46	6,000	6,925
6.65% 11/15/37	49,000	67,463

	Principal Amount ($)	Fair Value $
Abbott Laboratories
2.90% 11/30/21	88,000	88,910
3.75% 11/30/26	59,000	60,581
4.90% 11/30/46	24,000	27,571
AbbVie Inc.
2.00% 11/06/18	49,000	48,981
3.20% 05/14/26	59,000	58,852
4.45% 05/14/46	17,000	18,452
4.70% 05/14/45	16,000	17,945
Acadia Healthcare Company Inc.
6.50% 03/01/24	44,000	45,980
AES Corp.
4.88% 05/15/23	74,000	75,572
Aetna Inc.
3.50% 11/15/24	55,000	55,940
Aflac Inc.
4.00% 10/15/46	21,000	21,967
Agrium Inc.
4.90% 06/01/43	16,000	17,847
Alimentation Couche-Tard Inc.
2.70% 07/26/22 (b)	54,000	53,471
3.55% 07/26/27 (b)	54,000	53,900
4.50% 07/26/47 (b)	14,000	14,655
Allergan Funding SCS
3.00% 03/12/20	38,000	38,341
3.45% 03/15/22	42,000	42,660
3.80% 03/15/25	6,000	6,107
4.55% 03/15/35	14,000	14,735
4.75% 03/15/45	16,000	17,062
Altria Group Inc.
2.95% 05/02/23	32,000	32,227
3.88% 09/16/46	12,000	11,937
4.50% 05/02/43	13,000	14,132
Amazon.com Inc.
2.80% 08/22/24 (b)	43,000	42,879
3.15% 08/22/27 (b)	28,000	28,120
3.88% 08/22/37 (b)	31,000	32,906
4.05% 08/22/47 (b)	19,000	20,399
4.25% 08/22/57 (b)	34,000	37,201
American Axle & Manufacturing Inc.
6.25% 04/01/25 (b)	37,000	38,943
6.50% 04/01/27 (b)	19,000	20,045
6.63% 10/15/22	20,000	20,738
American Campus Communities Operating Partnership LP
3.35% 10/01/20	36,000	36,707
4.13% 07/01/24	28,000	29,133
American Electric Power Company Inc.
2.95% 12/15/22	75,000	76,048

See Notes to Schedules of Investments and Notes to Financial Statements.

30	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

American Express Co.
3.00% 10/30/24	29,000	28,910
American International Group Inc.
4.50% 07/16/44	39,000	42,219
4.80% 07/10/45	16,000	17,989
American Tower Corp. (REIT)
3.38% 10/15/26	19,000	18,670
3.40% 02/15/19	134,000	135,485
American Water Capital Corp.
2.95% 09/01/27	45,000	44,542
Amgen Inc.
2.20% 05/22/19	64,000	64,010
2.65% 05/11/22	55,000	54,826
3.20% 11/02/27	88,000	87,953
4.56% 06/15/48	29,000	32,415
Amkor Technology Inc.
6.63% 06/01/21	49,000	49,521
Anadarko Petroleum Corp.
4.85% 03/15/21	5,000	5,284
6.20% 03/15/40	24,000	28,976
6.60% 03/15/46	5,000	6,407
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
4.25% 12/01/27	47,000	47,437
5.20% 12/01/47	14,000	14,540
5.25% 01/15/25	146,000	153,574
Anheuser-Busch InBev Finance Inc.
2.65% 02/01/21	32,000	32,188
3.65% 02/01/26	90,000	92,862
4.70% 02/01/36	23,000	25,784
4.90% 02/01/46	74,000	85,756
Anheuser-Busch InBev Worldwide Inc.
2.50% 07/15/22	103,000	102,227
Anthem Inc.
3.30% 01/15/23	46,000	46,679
Apache Corp.
5.10% 09/01/40	24,000	25,777
Apple Inc.
2.50% 02/09/22	47,000	47,056
2.85% 05/11/24	55,000	55,199
3.35% 02/09/27	36,000	36,842
3.45% 02/09/45	30,000	29,301
3.85% 08/04/46	58,000	60,380
4.25% 02/09/47	9,000	9,988
4.65% 02/23/46	10,000	11,706
Applied Materials Inc.
3.30% 04/01/27	42,000	42,672
4.35% 04/01/47	14,000	15,706
Aptiv PLC
4.40% 10/01/46	21,000	21,760

	Principal Amount ($)	Fair Value $
Aramark Services Inc.
5.13% 01/15/24	47,000	49,262
Archer-Daniels-Midland Co.
2.50% 08/11/26	43,000	40,942
Arconic Inc.
6.15% 08/15/20	20,000	21,525
Ascension Health
4.85% 11/15/53	13,000	15,175
AstraZeneca PLC
2.38% 11/16/20	16,000	15,966
3.13% 06/12/27	16,000	15,891
3.38% 11/16/25	27,000	27,505
AT&T Inc.
2.45% 06/30/20	44,000	43,919
2.85% 02/14/23	36,000	36,123
3.00% 06/30/22	55,000	55,091
3.40% 08/14/24	26,000	26,125
3.90% 08/14/27	18,000	18,101
4.45% 04/01/24	39,000	41,211
4.50% 05/15/35	41,000	40,699
4.75% 05/15/46	28,000	27,390
4.80% 06/15/44	33,000	32,501
4.90% 08/14/37	43,000	43,504
5.15% 02/14/50	63,000	63,540
5.25% 03/01/37	36,000	38,114
5.30% 08/14/58	25,000	25,100
5.45% 03/01/47	45,000	48,215
Avangrid Inc.
3.15% 12/01/24	66,000	65,783
Bank of America Corp.
2.65% 04/01/19	63,000	63,418
3.25% 10/21/27 (h)	79,000	78,287
3.95% 04/21/25 (h)	52,000	53,751
4.25% 10/22/26 (h)	24,000	25,290
Bank of America Corp. (2.37% fixed rate until 07/21/20; 0.66% + 3 month USD LIBOR thereafter)
2.37% 07/21/21 (i)	42,000	41,908
Bank of America Corp. (3.12% fixed rate until 01/20/22; 1.16% + 3 month USD LIBOR thereafter)
3.12% 01/20/23 (h)(i)	67,000	67,925
Bank of America Corp. (3.42% fixed rate until 12/20/27; 1.04% + 3 month USD LIBOR thereafter)
3.42% 12/20/28 (b)(i)	60,000	59,922
Bank of America Corp. (4.24% fixed rate until 04/24/37; 1.81% + 3 month USD LIBOR thereafter)
4.24% 04/24/38 (h)(i)	65,000	70,461

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	31

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Bank of America Corp. (4.44% fixed rate until 01/20/47; 1.99% + 3 month USD LIBOR thereafter)
4.44% 01/20/48 (h)(i)	37,000	41,529
Bank of America Corp. (8.00% fixed rate until 01/30/18; 3.63% + 3 month USD LIBOR thereafter)
8.00% 12/31/49 (i)	95,000	95,412
Barrick North America Finance LLC
5.70% 05/30/41	10,000	12,230
BAT Capital Corp.
2.30% 08/14/20 (b)	43,000	42,751
2.76% 08/15/22 (b)	41,000	40,726
3.56% 08/15/27 (b)	58,000	58,058
4.39% 08/15/37 (b)	19,000	19,938
4.54% 08/15/47 (b)	37,000	39,054
Baxalta Inc.
2.88% 06/23/20	41,000	41,242
Becton Dickinson and Co.
2.89% 06/06/22	40,000	39,764
3.70% 06/06/27	70,000	70,507
3.73% 12/15/24	3,000	3,067
4.67% 06/06/47	12,000	12,951
4.69% 12/15/44	2,000	2,192
Berkshire Hathaway Inc.
4.50% 02/11/43	14,000	16,061
Berry Global Inc.
5.13% 07/15/23	60,000	62,400
BHP Billiton Finance USA Ltd.
5.00% 09/30/43	15,000	18,367
Biogen Inc.
2.90% 09/15/20	16,000	16,231
BP Capital Markets PLC
1.38% 05/10/18	50,000	49,924
3.22% 11/28/23	46,000	47,052
3.28% 09/19/27	62,000	62,760
Brighthouse Financial Inc.
3.70% 06/22/27 (b)	5,000	4,910
4.70% 06/22/47 (b)	3,000	3,058
Brixmor Operating Partnership LP
3.90% 03/15/27	38,000	37,650
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.20% 01/15/21 (b)	16,000	15,632
2.65% 01/15/23 (b)	17,000	16,381
3.13% 01/15/25 (b)	20,000	19,124
3.88% 01/15/27 (b)	39,000	38,475
Buckeye Partners LP
5.60% 10/15/44	24,000	25,228

	Principal Amount ($)	Fair Value $
Bunge Limited Finance Corp.
3.75% 09/25/27	42,000	41,368
Burlington Northern Santa Fe LLC
3.65% 09/01/25	43,000	45,162
Canadian Natural Resources Ltd.
3.85% 06/01/27	13,000	13,254
4.95% 06/01/47	10,000	11,220
Capital One Financial Corp.
4.20% 10/29/25	72,000	74,073
Cardinal Health Inc.
2.62% 06/15/22	16,000	15,729
3.08% 06/15/24	20,000	19,693
3.41% 06/15/27	9,000	8,825
4.37% 06/15/47	9,000	8,966
Caterpillar Financial Services Corp.
2.55% 11/29/22	65,000	64,696
Caterpillar Inc.
4.30% 05/15/44	24,000	27,420
Catholic Health Initiatives
2.60% 08/01/18	30,000	30,095
4.35% 11/01/42	24,000	22,838
CBL & Associates LP
5.95% 12/15/26	8,000	7,450
CBS Corp.
2.50% 02/15/23	38,000	37,029
2.90% 01/15/27	23,000	21,574
CCO Holdings LLC/CCO Holdings Capital Corp.
5.88% 04/01/24 (b)	44,000	45,870
Celgene Corp.
3.45% 11/15/27	43,000	43,019
4.35% 11/15/47	20,000	20,832
5.00% 08/15/45	4,000	4,550
Cenovus Energy Inc.
5.40% 06/15/47	7,000	7,361
CenterPoint Energy Inc.
2.50% 09/01/22	45,000	44,417
CenturyLink Inc.
5.80% 03/15/22	77,000	75,298
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13% 12/15/21 (b)	60,000	60,150
CF Industries Inc.
7.13% 05/01/20	36,000	39,240
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58% 07/23/20	60,000	60,930

See Notes to Schedules of Investments and Notes to Financial Statements.

32	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

4.91% 07/23/25	89,000	94,535
5.38% 05/01/47	18,000	18,566
6.38% 10/23/35	7,000	8,193
6.48% 10/23/45	15,000	17,569
Chevron Corp.
3.19% 06/24/23	38,000	39,020
Church & Dwight Company Inc.
2.45% 08/01/22	21,000	20,715
3.15% 08/01/27	38,000	37,357
Cigna Corp.
3.25% 04/15/25	45,000	45,171
3.88% 10/15/47	25,000	25,014
Cimarex Energy Co.
3.90% 05/15/27	26,000	26,625
Cinemark USA Inc.
4.88% 06/01/23	42,000	42,525
Cisco Systems Inc.
2.50% 09/20/26	41,000	39,672
Citigroup Inc.
1.75% 05/01/18	183,000	182,847
2.05% 12/07/18	85,000	84,913
2.70% 10/27/22	45,000	44,580
2.90% 12/08/21	44,000	44,229
4.45% 09/29/27	46,000	48,585
4.75% 05/18/46	26,000	28,766
Citigroup Inc. (2.88% fixed rate until 07/24/22; 0.95% + 3 month USD LIBOR thereafter)
2.88% 07/24/23 (i)	62,000	61,650
Citigroup Inc. (4.28% fixed rate until 04/24/47; 1.84% + 3 month USD LIBOR thereafter)
4.28% 04/24/48 (i)	46,000	49,999
CMS Energy Corp.
4.88% 03/01/44	45,000	52,618
CNA Financial Corp.
3.45% 08/15/27	25,000	24,628
5.88% 08/15/20	56,000	60,306
Columbia Pipeline Group Inc.
3.30% 06/01/20	26,000	26,353
Comcast Corp.
3.38% 08/15/25	22,000	22,566
3.97% 11/01/47	15,000	15,423
4.20% 08/15/34	39,000	41,748
4.60% 08/15/45	38,000	42,815
Concho Resources Inc.
3.75% 10/01/27	13,000	13,138
4.88% 10/01/47	16,000	17,455
ConocoPhillips Co.
3.35% 11/15/24	37,000	38,170
5.95% 03/15/46	8,000	10,790

	Principal Amount ($)	Fair Value $
Consolidated Edison Company of New York Inc.
2.90% 12/01/26	40,000	39,197
Constellation Brands Inc.
2.70% 05/09/22	38,000	37,742
4.50% 05/09/47	11,000	12,023
Continental Resources Inc.
5.00% 09/15/22	18,000	18,270
Corning Inc.
4.38% 11/15/57	21,000	20,845
Corporation Andina de Fomento
2.20% 07/18/20	44,000	43,690
4.38% 06/15/22	121,000	128,921
Costco Wholesale Corp.
3.00% 05/18/27	18,000	18,026
CSX Corp.
4.50% 08/01/54	25,000	26,697
CVS Health Corp.
3.88% 07/20/25	28,000	28,842
5.13% 07/20/45	8,000	9,167
D.R. Horton Inc.
2.55% 12/01/20	47,000	46,943
Daimler Finance North America LLC
2.38% 08/01/18 (b)	150,000	150,317
Dana Financing Luxembourg Sarl
6.50% 06/01/26 (b)	56,000	60,690
Danaher Corp.
4.38% 09/15/45	20,000	22,571
Dell International LLC/EMC Corp.
3.48% 06/01/19 (b)	64,000	64,792
5.45% 06/15/23 (b)	37,000	39,942
6.02% 06/15/26 (b)	19,000	20,939
8.35% 07/15/46 (b)	11,000	14,186
Deutsche Bank AG
2.70% 07/13/20	43,000	42,819
3.70% 05/30/24	23,000	23,157
Deutsche Telekom International Finance BV
2.49% 09/19/23 (b)	150,000	145,318
Devon Energy Corp.
5.00% 06/15/45	16,000	17,903
5.85% 12/15/25	8,000	9,340
Dexia Credit Local S.A.
2.25% 01/30/19 (b)(h)	250,000	250,270
Diageo Investment Corp.
2.88% 05/11/22	39,000	39,543
Discovery Communications LLC
2.20% 09/20/19	45,000	44,794
3.95% 03/20/28	45,000	44,647

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	33

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

5.00% 09/20/37	20,000	20,690
5.20% 09/20/47	20,000	20,841
Dollar General Corp.
1.88% 04/15/18	88,000	87,949
Dominion Energy Inc.
2.58% 07/01/20	30,000	29,992
3.63% 12/01/24	33,000	34,135
DTE Energy Co.
2.85% 10/01/26	60,000	57,636
Duke Energy Corp.
3.75% 09/01/46	18,000	17,834
Duke Energy Progress LLC
4.15% 12/01/44	29,000	31,740
Duke Realty LP
3.38% 12/15/27	45,000	45,158
Duquesne Light Holdings Inc.
3.62% 08/01/27 (b)	43,000	42,963
Eastman Chemical Co.
3.60% 08/15/22	15,000	15,460
Eaton Corp.
3.10% 09/15/27	42,000	41,247
Ecolab Inc.
3.25% 12/01/27 (b)	28,000	27,964
3.95% 12/01/47 (b)	17,000	17,397
Ecopetrol S.A.
5.88% 05/28/45 (h)	31,000	31,853
EI du Pont de Nemours & Co. 0.53% + 3 month USD LIBOR 1.91% 05/01/20 (i)	39,000	39,245
Electricite de France S.A.
2.15% 01/22/19 (b)	100,000	100,013
Eli Lilly & Co.
3.10% 05/15/27	16,000	16,241
3.70% 03/01/45	8,000	8,253
3.95% 05/15/47	10,000	10,759
EMC Corp.
2.65% 06/01/20	90,000	88,762
Emera US Finance LP
3.55% 06/15/26	33,000	33,084
4.75% 06/15/46	10,000	10,985
Enbridge Energy Partners LP
5.50% 09/15/40	10,000	10,954
Encana Corp.
3.90% 11/15/21	41,000	42,051
Energy Transfer Equity LP
5.88% 01/15/24	157,000	165,046
Energy Transfer LP
5.30% 04/15/47	17,000	16,861
6.50% 02/01/42	30,000	33,890
Energy Transfer LP/Regency Energy Finance Corp.
4.50% 11/01/23	34,000	35,129

	Principal Amount ($)	Fair Value $
Entergy Louisiana LLC
3.05% 06/01/31	29,000	28,084
Enterprise Products Operating LLC
3.95% 02/15/27	63,000	65,581
Envision Healthcare Corp.
6.25% 12/01/24 (b)	59,000	60,991
EOG Resources Inc.
4.15% 01/15/26	41,000	43,647
EQT Corp.
3.00% 10/01/22	16,000	15,828
3.90% 10/01/27	25,000	24,915
ERP Operating LP
4.50% 07/01/44	18,000	19,728
Exelon Corp.
3.50% 06/01/22	31,000	31,567
4.45% 04/15/46	42,000	45,525
Express Scripts Holding Co.
3.40% 03/01/27	29,000	28,422
4.80% 07/15/46	11,000	11,699
Exxon Mobil Corp.
2.22% 03/01/21	25,000	24,979
3.04% 03/01/26	11,000	11,165
FirstEnergy Corp.
3.90% 07/15/27	24,000	24,605
4.85% 07/15/47	9,000	9,995
Florida Power & Light Co.
4.13% 02/01/42	26,000	28,675
Ford Motor Co.
4.35% 12/08/26	74,000	77,302
Freeport-McMoRan Inc.
3.10% 03/15/20	54,000	53,665
Frontier Communications Corp.
7.13% 03/15/19	91,000	87,132
General Dynamics Corp.
2.13% 08/15/26	16,000	14,997
General Motors Co.
5.20% 04/01/45	7,000	7,392
General Motors Financial Company Inc.
3.15% 01/15/20	56,000	56,593
5.25% 03/01/26	74,000	81,246
Georgia-Pacific LLC
3.60% 03/01/25 (b)	12,000	12,333
Gilead Sciences Inc.
1.95% 03/01/22	24,000	23,425
2.95% 03/01/27	16,000	15,733
3.65% 03/01/26	28,000	29,058
4.15% 03/01/47	23,000	24,473
4.80% 04/01/44	20,000	23,174
Glencore Finance Canada Ltd.
5.55% 10/25/42 (b)	11,000	12,154

See Notes to Schedules of Investments and Notes to Financial Statements.

34	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Glencore Funding LLC
3.88% 10/27/27 (b)	25,000	24,761
4.00% 03/27/27 (b)	28,000	28,112
H&E Equipment Services Inc.
5.63% 09/01/25 (b)	5,000	5,238
Halliburton Co.
3.80% 11/15/25	38,000	39,410
5.00% 11/15/45	22,000	25,235
HCA Inc.
4.75% 05/01/23	122,000	126,270
Hess Corp.
4.30% 04/01/27	11,000	10,996
5.60% 02/15/41	11,000	11,831
5.80% 04/01/47	6,000	6,670
Hewlett Packard Enterprise Co.
6.35% 10/15/45	11,000	11,730
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75% 10/01/25 (b)	40,000	41,000
Honeywell International Inc.
2.50% 11/01/26	49,000	47,454
Hyundai Capital America
3.10% 04/05/22 (b)	18,000	17,904
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.00% 08/01/20	54,000	55,436
Ingersoll-Rand Luxembourg Finance S.A.
3.55% 11/01/24	55,000	56,768
Intel Corp.
2.60% 05/19/26	73,000	71,351
2.88% 05/11/24	39,000	39,343
International Paper Co.
4.40% 08/15/47	38,000	39,930
Interstate Power & Light Co.
3.40% 08/15/25	150,000	152,238
IPALCO Enterprises Inc.
3.70% 09/01/24 (b)	5,000	4,984
j2 Cloud Services LLC/j2 Global Co-Obligor Inc.
6.00% 07/15/25 (b)	32,000	33,680
JB Poindexter & Company Inc.
9.00% 04/01/22 (b)	18,000	18,675
Jefferies Group LLC
5.13% 01/20/23	78,000	84,354
6.50% 01/20/43	26,000	30,470
Johnson & Johnson
2.63% 01/15/25	88,000	87,716
3.63% 03/03/37	29,000	30,615
Johnson Controls International PLC
4.50% 02/15/47	14,000	15,329

	Principal Amount ($)	Fair Value $
JPMorgan Chase & Co.
2.30% 08/15/21	42,000	41,601
2.55% 10/29/20	92,000	92,236
3.30% 04/01/26	77,000	77,537
3.63% 12/01/27	28,000	28,301
JPMorgan Chase & Co. (3.88% fixed rate until 07/24/37; 1.36% + 3 month USD LIBOR thereafter)
3.88% 07/24/38 (i)	70,000	71,873
JPMorgan Chase & Co. (4.03% fixed rate until 07/24/47; 1.46% + 3 month USD LIBOR thereafter)
4.03% 07/24/48 (i)	29,000	30,143
JPMorgan Chase & Co. (4.63% fixed rate until 11/01/22; 2.58% + 3 month USD LIBOR thereafter)
4.63% 12/31/99 (i)	45,000	44,053
JPMorgan Chase & Co. (6.10% fixed rate until 10/01/24; 3.33% + 3 month USD LIBOR thereafter)
6.10% 10/29/49 (i)	110,000	120,868
JPMorgan Chase & Co. (7.90% fixed rate until 04/30/18; 3.47% + 3 month USD LIBOR thereafter)
7.90% 12/29/49 (i)	44,000	44,589
Kinder Morgan Energy Partners LP
3.50% 09/01/23	19,000	19,061
6.38% 03/01/41	17,000	19,730
Kinder Morgan Inc.
3.05% 12/01/19	16,000	16,140
5.05% 02/15/46	17,000	17,590
5.55% 06/01/45	31,000	33,876
Kraft Heinz Foods Co.
3.00% 06/01/26	10,000	9,614
4.38% 06/01/46	32,000	31,696
Kreditanstalt fuer Wiederaufbau
2.00% 10/04/22	55,000	54,112
4.50% 07/16/18	102,000	103,481
Lee Enterprises Inc.
9.50% 03/15/22 (b)	78,000	80,584
Lennar Corp.
4.50% 11/15/19	41,000	41,892
4.75% 05/30/25	39,000	40,463
4.75% 11/29/27 (b)	38,000	38,950
Levi Strauss & Co.
5.00% 05/01/25	59,000	61,360

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	35

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Lincoln National Corp.
3.63% 12/12/26	54,000	55,172
Lithia Motors Inc.
5.25% 08/01/25 (b)	12,000	12,510
Lockheed Martin Corp.
3.55% 01/15/26	33,000	34,290
3.80% 03/01/45	16,000	16,192
Lowe’s Companies Inc.
3.70% 04/15/46	23,000	23,086
LYB International Finance BV
4.88% 03/15/44	11,000	12,311
LYB International Finance II BV
3.50% 03/02/27	36,000	36,157
Macy’s Retail Holdings Inc.
4.30% 02/15/43	9,000	7,236
Marathon Oil Corp.
3.85% 06/01/25	21,000	21,364
Marathon Petroleum Corp.
3.63% 09/15/24	38,000	38,818
Marsh & McLennan Companies Inc.
3.50% 03/10/25	45,000	46,340
Masco Corp.
3.50% 11/15/27	15,000	14,801
McDonald’s Corp.
3.70% 01/30/26	44,000	45,822
4.88% 12/09/45	17,000	19,665
Medtronic Inc.
3.50% 03/15/25	28,000	29,093
4.63% 03/15/45	36,000	41,891
Memorial Sloan-Kettering Cancer Center
4.13% 07/01/52	26,000	27,482
Merck & Company Inc.
2.75% 02/10/25	84,000	83,745
MetLife Inc.
4.72% 12/15/44	27,000	31,274
MGM Resorts International
4.63% 09/01/26	37,000	37,463
6.63% 12/15/21	98,000	107,526
Microsoft Corp.
1.55% 08/08/21	40,000	38,958
2.40% 08/08/26	50,000	48,195
3.45% 08/08/36	24,000	24,728
3.70% 08/08/46	24,000	25,018
4.00% 02/12/55	38,000	40,931
4.10% 02/06/37	12,000	13,396
4.25% 02/06/47	28,000	32,026
4.50% 02/06/57	13,000	15,357
Mizuho Financial Group Inc.
2.63% 04/12/21 (b)	200,000	199,436

	Principal Amount ($)	Fair Value $
Molina Healthcare Inc.
4.88% 06/15/25 (b)	36,000	35,910
Molson Coors Brewing Co.
2.10% 07/15/21	60,000	58,784
3.00% 07/15/26	43,000	42,076
4.20% 07/15/46	15,000	15,305
Monsanto Co.
4.70% 07/15/64	10,000	10,422
Morgan Stanley
2.45% 02/01/19	138,000	138,294
2.63% 11/17/21	78,000	77,618
2.65% 01/27/20	44,000	44,195
2.75% 05/19/22	44,000	43,824
3.63% 01/20/27	5,000	5,116
3.70% 10/23/24	22,000	22,726
3.95% 04/23/27	93,000	94,679
4.00% 07/23/25	45,000	47,124
4.10% 05/22/23	106,000	110,574
4.38% 01/22/47	43,000	47,205
Morgan Stanley (3.97% fixed rate until 07/22/37; 1.46% + 3 month USD LIBOR thereafter)
3.97% 07/22/38 (i)	24,000	24,777
MPLX LP
5.20% 03/01/47	7,000	7,637
Murphy Oil Corp.
5.75% 08/15/25	63,000	64,378
Mylan N.V.
3.15% 06/15/21	20,000	20,102
3.95% 06/15/26	19,000	19,149
National Retail Properties Inc.
4.00% 11/15/25	43,000	44,020
Navient Corp.
8.00% 03/25/20	72,000	77,850
Newell Brands Inc.
3.85% 04/01/23	42,000	43,478
4.20% 04/01/26	34,000	35,543
5.50% 04/01/46	17,000	20,293
Newmont Mining Corp.
4.88% 03/15/42	35,000	38,734
Nexen Energy ULC
6.40% 05/15/37	12,000	15,700
NGPL PipeCo LLC
4.88% 08/15/27 (b)	10,000	10,363
Noble Energy Inc.
3.90% 11/15/24	46,000	47,518
Nordstrom Inc.
5.00% 01/15/44	2,000	1,929
Northern States Power Co.
2.20% 08/15/20	94,000	93,880
Northrop Grumman Corp.
2.08% 10/15/20	16,000	15,869

See Notes to Schedules of Investments and Notes to Financial Statements.

36	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

2.55% 10/15/22	43,000	42,676
2.93% 01/15/25	43,000	42,708
3.25% 01/15/28	52,000	52,089
3.85% 04/15/45	9,000	9,113
4.03% 10/15/47	25,000	26,093
Novartis Capital Corp.
3.00% 11/20/25	6,000	6,063
NRG Energy Inc.
6.25% 07/15/22	59,000	61,360
Nucor Corp.
4.13% 09/15/22	18,000	19,020
NuStar Logistics LP
4.80% 09/01/20	36,000	36,473
Occidental Petroleum Corp.
4.10% 02/15/47	19,000	20,155
Omnicom Group Inc.
3.63% 05/01/22	25,000	25,846
Oncor Electric Delivery Company LLC
3.80% 09/30/47 (b)	8,000	8,316
Oracle Corp.
1.90% 09/15/21	41,000	40,323
2.40% 09/15/23	28,000	27,662
3.25% 11/15/27	43,000	43,731
3.80% 11/15/37	18,000	18,907
4.00% 07/15/46 - 11/15/47	42,000	44,678
Pacific Gas & Electric Co.
3.40% 08/15/24	138,000	140,528
PacifiCorp
6.25% 10/15/37	55,000	75,523
Packaging Corporation of America
3.40% 12/15/27	45,000	45,216
Parker-Hannifin Corp.
3.25% 03/01/27	89,000	89,714
Penske Automotive Group Inc.
5.38% 12/01/24	20,000	20,300
PepsiCo Inc.
3.45% 10/06/46	15,000	14,550
Petroleos Mexicanos
4.50% 01/23/26	45,000	44,932
5.38% 03/13/22 (b)	50,000	53,096
5.63% 01/23/46	19,000	17,664
6.38% 01/23/45	25,000	25,238
6.50% 03/13/27 (b)	50,000	54,821
6.75% 09/21/47	40,000	41,894
PetSmart Inc.
5.88% 06/01/25 (b)	50,000	38,000
Pfizer Inc.
3.00% 12/15/26	60,000	60,409
4.13% 12/15/46	19,000	21,044
4.40% 05/15/44	10,000	11,459

	Principal Amount ($)	Fair Value $
Philip Morris International Inc.
4.13% 03/04/43	32,000	33,028
Phillips 66 Partners LP
3.75% 03/01/28	43,000	42,960
4.68% 02/15/45	25,000	25,631
Plains All American Pipeline LP/PAA Finance Corp.
4.70% 06/15/44	16,000	14,976
5.75% 01/15/20	29,000	30,553
Potash Corporation of Saskatchewan Inc.
4.00% 12/15/26	19,000	19,750
PPL Capital Funding Inc.
3.10% 05/15/26	55,000	53,986
Precision Castparts Corp.
4.38% 06/15/45	24,000	27,012
Prudential Financial Inc. (4.50% fixed rate until 09/15/27; 2.38% + 3 month USD LIBOR thereafter)
4.50% 09/15/47 (i)	20,000	20,261
Prudential Financial Inc. (5.38% fixed rate until 05/15/25; 3.03% + 3 month USD LIBOR thereafter)
5.38% 05/15/45 (i)	43,000	46,213
Public Service Electric & Gas Co.
2.38% 05/15/23	72,000	70,816
PulteGroup Inc.
4.25% 03/01/21	20,000	20,588
5.50% 03/01/26	60,000	65,100
QUALCOMM Inc.
2.90% 05/20/24	22,000	21,469
3.00% 05/20/22	23,000	23,042
3.25% 05/20/27	14,000	13,662
4.30% 05/20/47	7,000	7,059
Realty Income Corp.
3.00% 01/15/27	23,000	22,025
Republic Services Inc.
3.38% 11/15/27	18,000	18,159
Reynolds American Inc.
4.45% 06/12/25	7,000	7,464
Rio Tinto Finance USA PLC
4.13% 08/21/42	21,000	22,722
Rockwell Collins Inc.
3.50% 03/15/27	20,000	20,333
Rogers Communications Inc.
5.00% 03/15/44	13,000	14,983
RPM International Inc.
3.75% 03/15/27	44,000	44,584
Ryder System Inc.
2.45% 09/03/19	110,000	109,925

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	37

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Sabine Pass Liquefaction LLC
4.20% 03/15/28	41,000	41,626
5.00% 03/15/27	16,000	17,105
Santander Holdings USA Inc.
2.65% 04/17/20	78,000	77,904
3.70% 03/28/22 (b)	71,000	71,941
4.40% 07/13/27 (b)	29,000	29,678
Schlumberger Holdings Corp.
3.00% 12/21/20 (b)	32,000	32,414
4.00% 12/21/25 (b)	16,000	16,813
Select Income REIT
4.25% 05/15/24	44,000	43,636
Shell International Finance BV
2.88% 05/10/26	46,000	45,881
3.40% 08/12/23	59,000	61,179
3.75% 09/12/46	16,000	16,321
4.13% 05/11/35	23,000	25,204
Shire Acquisitions Investments Ireland DAC
2.40% 09/23/21	36,000	35,417
2.88% 09/23/23	47,000	46,136
3.20% 09/23/26	16,000	15,631
Simon Property Group LP
3.38% 06/15/27	44,000	44,312
Sinclair Television Group Inc.
5.38% 04/01/21	103,000	104,802
Smithfield Foods Inc.
2.70% 01/31/20 (b)	16,000	15,896
4.25% 02/01/27 (b)	24,000	24,629
Southern California Edison Co.
2.40% 02/01/22	34,000	33,695
Southern Copper Corp.
5.88% 04/23/45	18,000	21,783
Spectra Energy Partners LP
3.38% 10/15/26	15,000	14,807
4.50% 03/15/45	8,000	8,253
Sprint Corp.
7.63% 02/15/25	114,000	119,130
Standard Industries Inc.
5.38% 11/15/24 (b)	118,000	123,310
Statoil ASA
3.95% 05/15/43	23,000	24,028
Suncor Energy Inc.
4.00% 11/15/47	13,000	13,296
Sunoco Logistics Partners Operations LP
5.40% 10/01/47	41,000	41,385
Sysco Corp.
3.25% 07/15/27	37,000	37,014
T-Mobile USA Inc.
6.63% 04/01/23	62,000	64,325
Tampa Electric Co.
4.35% 05/15/44	38,000	41,256

	Principal Amount ($)	Fair Value $
Target Corp.
2.50% 04/15/26	41,000	39,409
Teachers Insurance & Annuity Association of America
4.90% 09/15/44 (b)	18,000	20,590
Teck Resources Ltd.
4.75% 01/15/22	38,000	39,473
Telefonica Emisiones SAU
4.10% 03/08/27	150,000	154,624
Tenet Healthcare Corp.
4.75% 06/01/20	90,000	91,912
6.00% 10/01/20	96,000	101,280
Teva Pharmaceutical Finance Netherlands III BV
1.40% 07/20/18	71,000	70,500
1.70% 07/19/19	100,000	97,162
3.15% 10/01/26	30,000	24,775
4.10% 10/01/46	8,000	6,105
The Allstate Corp.
4.20% 12/15/46	18,000	19,658
The Allstate Corp. (5.75% fixed rate until 08/15/23; 2.94% + 3 month USD LIBOR thereafter)
5.75% 08/15/53 (i)	51,000	55,665
The Bank of New York Mellon Corp. (2.66% fixed rate until 05/16/22; 0.63% + 3 month USD LIBOR thereafter)
2.66% 05/16/23 (i)	44,000	43,879
The Bank of New York Mellon Corp. (4.63% fixed rate until 09/20/26; 3.13% + 3 month USD LIBOR thereafter)
4.63% 12/29/49 (i)	100,000	101,625
The Bank of Nova Scotia (4.65% fixed rate until 10/12/22; 2.65% + 3 month USD LIBOR thereafter)
4.65% 12/31/99 (i)	61,000	60,652
The Dow Chemical Co.
4.25% 10/01/34	36,000	37,813
The Goldman Sachs Group Inc.
2.30% 12/13/19	138,000	137,710
2.35% 11/15/21	77,000	75,807
2.38% 01/22/18	90,000	90,018
2.63% 04/25/21	61,000	60,966
2.90% 07/19/18	60,000	60,254
3.85% 01/26/27	67,000	68,790
4.25% 10/21/25	28,000	29,249
4.80% 07/08/44	17,000	19,445
5.15% 05/22/45	43,000	49,921

See Notes to Schedules of Investments and Notes to Financial Statements.

38	Elfun Diversified Fund

Elfun Diversified Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

The Goldman Sachs Group Inc. (2.91% fixed rate until 06/05/22; 1.05% + 3 month USD LIBOR thereafter)
2.91% 06/05/23 (i)	88,000	87,350
The Goldman Sachs Group Inc. (3.27% fixed rate until 09/29/24; 1.20% + 3 month USD LIBOR thereafter)
3.27% 09/29/25 (i)	48,000	47,775
The Goldman Sachs Group Inc. (4.02% fixed rate until 10/31/37; 1.37% + 3 month USD LIBOR thereafter)
4.02% 10/31/38 (i)	28,000	28,809
The Home Depot Inc.
3.35% 09/15/25	56,000	57,799
3.50% 09/15/56	20,000	19,224
3.90% 06/15/47	19,000	20,043
The Kroger Co.
2.95% 11/01/21	57,000	57,576
4.65% 01/15/48	27,000	27,754
The Mosaic Co.
5.63% 11/15/43	8,000	8,660
The Nielsen Company Luxembourg Sarl
5.00% 02/01/25 (b)	38,000	39,330
The Sherwin-Williams Co.
2.25% 05/15/20	39,000	38,886
2.75% 06/01/22	15,000	14,956
3.45% 06/01/27	18,000	18,283
4.50% 06/01/47	27,000	29,625
The Southern Co.
3.25% 07/01/26	21,000	20,635
4.40% 07/01/46	15,000	16,030
The Southern Co. (5.50% fixed rate until 03/15/22; 3.63% + 3 month USD LIBOR thereafter)
5.50% 03/15/57 (i)	31,000	32,840
The Toronto-Dominion Bank (3.63% fixed rate until 09/15/26; 2.21% + USD 5 year Swap Rate thereafter)
3.63% 09/15/31 (i)	99,000	98,682
The Walt Disney Co.
4.13% 06/01/44	16,000	17,278
Time Warner Cable LLC
4.50% 09/15/42	7,000	6,541
6.55% 05/01/37	26,000	30,405
Time Warner Inc.
5.35% 12/15/43	61,000	67,563

	Principal Amount ($)	Fair Value $
Tyco Electronics Group S.A.
2.35% 08/01/19	84,000	83,927
3.13% 08/15/27	43,000	42,785
Tyson Foods Inc.
2.65% 08/15/19	16,000	16,072
4.55% 06/02/47	14,000	15,291
U.S. Bancorp (5.13% fixed rate until 01/15/21; 3.49% + 3 month USD LIBOR thereafter)
5.13% 12/29/49 (i)	94,000	97,760
Union Pacific Corp.
3.60% 09/15/37	11,000	11,326
4.10% 09/15/67	17,000	17,781
United Technologies Corp.
2.65% 11/01/26	69,000	66,513
3.75% 11/01/46	14,000	13,964
UnitedHealth Group Inc.
4.75% 07/15/45	37,000	43,599
Vale Overseas Ltd.
4.38% 01/11/22	24,000	24,852
5.88% 06/10/21	48,000	52,359
6.25% 08/10/26	19,000	22,042
6.88% 11/10/39	15,000	18,421
Valeant Pharmaceuticals International Inc.
7.00% 03/15/24 (b)	70,000	75,250
Valvoline Inc.
4.38% 08/15/25	31,000	31,230
Ventas Realty LP
3.25% 10/15/26	49,000	47,810
Verizon Communications Inc.
3.38% 02/15/25 (b)	57,000	57,306
4.40% 11/01/34	38,000	38,676
4.67% 03/15/55	26,000	25,208
4.86% 08/21/46	85,000	88,521
5.01% 04/15/49	16,000	16,773
5.25% 03/16/37	26,000	28,597
Viacom Inc.
3.45% 10/04/26	23,000	21,970
5.25% 04/01/44	7,000	6,902
Virginia Electric & Power Co.
4.00% 11/15/46	48,000	51,383
Visa Inc.
3.15% 12/14/25	41,000	41,903
4.30% 12/14/45	22,000	25,058
Vornado Realty LP
3.50% 01/15/25	28,000	27,988
Vulcan Materials Co.
3.90% 04/01/27	18,000	18,405
Wabtec Corp.
3.45% 11/15/26	45,000	44,007
Wal-Mart Stores Inc.
3.63% 12/15/47	22,000	23,063

See Notes to Schedules of Investments and Notes to Financial Statements.

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	Principal Amount ($)	Fair Value $

Walgreens Boots Alliance Inc.
4.65% 06/01/46	11,000	11,617
WEC Energy Group Inc.
3.55% 06/15/25	70,000	71,759
WellCare Health Plans Inc.
5.25% 04/01/25	44,000	46,530
Wells Fargo & Co.
2.63% 07/22/22	88,000	87,488
3.90% 05/01/45	24,000	24,852
4.75% 12/07/46	47,000	52,418
Wells Fargo & Co. (3.58% fixed rate until 05/22/27; 1.31% + 3 month USD LIBOR thereafter)
3.58% 05/22/28 (i)	45,000	45,845
Wells Fargo & Co. (5.88% fixed rate until 06/15/25; 3.99% + 3 month USD LIBOR thereafter)
5.88% 12/29/49 (i)	66,000	73,098
Wells Fargo & Co. (5.90% fixed rate until 06/15/24; 3.11% + 3 month USD LIBOR thereafter)
5.90% 12/29/49 (i)	62,000	66,321
Wells Fargo & Co. (7.98% fixed rate until 03/15/18; 3.77% + 3 month USD LIBOR thereafter)
7.98% 03/29/49 (i)	44,000	44,452
Western Digital Corp.
7.38% 04/01/23 (b)	10,000	10,775
Western Gas Partners LP
5.38% 06/01/21	35,000	37,083
Westlake Chemical Corp.
3.60% 08/15/26	28,000	28,230
4.38% 11/15/47	5,000	5,169
5.00% 08/15/46	11,000	12,345
WestRock Co.
3.00% 09/15/24 (b)	32,000	31,672
Williams Partners LP
3.75% 06/15/27	14,000	14,026
3.90% 01/15/25	28,000	28,620
4.90% 01/15/45	11,000	11,670
5.40% 03/04/44	7,000	7,893
Willis North America Inc.
3.60% 05/15/24	43,000	43,667
WPP Finance 2010
3.75% 09/19/24	43,000	43,952
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25% 05/15/27 (b)	42,000	42,550

	Principal Amount ($)	Fair Value $
Xilinx Inc.
2.95% 06/01/24	28,000	27,823
XLIT Ltd.
5.25% 12/15/43	16,000	18,239
XPO Logistics Inc.
6.50% 06/15/22 (b)	38,000	39,663
Yamana Gold Inc.
4.63% 12/15/27 (b)	28,000	28,164
Zoetis Inc.
3.00% 09/12/27	19,000	18,568

		23,502,733

Non-Agency Collateralized Mortgage Obligations - 1.1%
American Tower Trust I (REIT)
1.55% 03/15/43 (b)	117,000	116,841
BXP Trust 2017-GM
3.38% 06/13/39 (b)	171,000	174,683
Citigroup Commercial Mortgage Trust 2015-GC33
3.78% 09/10/58	100,000	104,865
Citigroup Commercial Mortgage Trust 2016-P5
2.94% 10/10/49	90,682	89,513
Citigroup Commercial Mortgage Trust 2016-P6
3.72% 12/10/49 (i)	228,583	238,965
4.03% 12/10/49 (i)	78,331	81,807
COMM 2014-CR14 Mortgage Trust
4.53% 02/10/47 (i)	55,000	58,705
GS Mortgage Securities Corp. II
3.47% 11/10/50	184,426	188,874
GS Mortgage Securities Trust 2015-GC28
1.14% 02/10/48 (g)(i)	974,190	50,508
GS Mortgage Securities Trust 2016-GS3
2.85% 10/10/49	181,000	177,631
GS Mortgage Securities Trust 2017-GS5
3.67% 03/10/50	197,062	206,648
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03% 07/15/45 (i)	25,000	26,102
LB-UBS Commercial Mortgage Trust 2004-C8
0.35% 12/15/39 (b)(g)(i)	13,235	27
LB-UBS Commercial Mortgage Trust 2007-C6
6.11% 07/15/40 (i)	13,795	13,788
6.11% 07/15/40 (b)	31,649	31,643

See Notes to Schedules of Investments and Notes to Financial Statements.

40	Elfun Diversified Fund

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Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

MASTR Alternative Loan Trust 2003-5
5.00% 08/25/18 (g)	471	4
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20
1.38% 02/15/48 (g)(i)	711,772	48,240
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
0.96% 03/15/48 (g)(i)	854,061	42,930
Morgan Stanley Capital I Trust 2006-IQ11
6.25% 10/15/42 (i)	40,000	41,676
Morgan Stanley Capital I Trust 2006-T21
5.27% 10/12/52 (i)	15,320	15,308
Morgan Stanley Capital I Trust 2007-IQ16
6.12% 12/12/49 (i)	1,565	1,564
Morgan Stanley Capital I Trust 2008-T29
6.31% 01/11/43 (i)	3,250	3,248
Morgan Stanley Capital I Trust 2016-UBS9
1.24% 03/15/49 (g)(i)	572,196	39,979
Wells Fargo Commercial Mortgage Trust 2015-C26
1.29% 02/15/48 (g)(i)	942,638	63,476
Wells Fargo Commercial Mortgage Trust 2017-RB1
3.64% 03/15/50	115,209	119,575
WFRBS Commercial Mortgage Trust 2013-C17
4.26% 12/15/46	55,000	57,918
WFRBS Commercial Mortgage Trust 2014-C25
3.80% 11/15/47 (b)(i)	23,000	17,396
WFRBS Commercial Mortgage Trust 2014-LC14
4.35% 03/15/47 (i)	123,000	130,158
4.59% 03/15/47 (b)(i)	85,681	68,193

		2,210,265

Sovereign Bonds - 0.2%
Government of Colombia
2.63% 03/15/23	200,000	195,500
Government of Mexico
4.00% 10/02/23	30,000	31,436
4.75% 03/08/44	62,000	62,716
Government of Peru
5.63% 11/18/50	29,000	37,264

	Principal Amount ($) or Number of Shares	Fair Value $
Government of Uruguay
5.10% 06/18/50	30,308	33,773

		360,689

Municipal Bonds and Notes - 0.1%
American Municipal Power Inc.
6.27% 02/15/50	25,000	32,708
New Jersey Transportation Trust Fund Authority
6.88% 12/15/39	15,000	15,582
Port Authority of New York & New Jersey
4.46% 10/01/62	95,000	109,699
State of California
5.70% 11/01/21	55,000	61,327
State of Illinois
5.10% 06/01/33	25,000	24,959
The University of Texas System
3.35% 08/15/47	25,000	25,139

		269,414

FNMA (TBA) - 0.0%*
Lehman
5.50% TBA (n)(o)	36,429	787

Total Bonds and Notes (Cost $60,569,058)		61,047,225

Exchange Traded & Mutual Funds - 30.8%
SPDR Bloomberg Barclays High Yield Bond ETF (p)	173,223	6,360,748
State Street Global Equity ex-U.S. Index Portfolio (p)	5,392,983	58,298,151

Total Exchange Traded & Mutual Funds (Cost $58,234,126)		64,658,899

Total Investments in Securities (Cost $186,234,965)		203,989,504

	Number of Shares
Short-Term Investments - 3.6%
Dreyfus Treasury & Agency Cash Management - Institutional Shares 1.16% (d)	2,107,995	2,107,995
State Street Institutional Treasury Money Market Fund - Premier Class 1.15% (d)(h)(p)	1,588,325	1,588,325

See Notes to Schedules of Investments and Notes to Financial Statements.

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Schedule of Investments, continued — December 31, 2017

	Number of Shares	Fair Value $

State Street Institutional Treasury Plus Fund - Premier Class 1.18% (d)(p)	2,107,995	2,107,995
State Street Institutional U.S. Government Money Market Fund - Class G Shares 1.25% (d)(p)	1,759,353	1,759,353

Total Short-Term Investments (Cost $7,583,649)		7,583,649

Total Investments (Cost $193,818,614)		211,573,153

Liabilities in Excess of Other Assets, net - (0.8)%		(1,633,819)

NET ASSETS - 100.0%		209,939,334

Other Information:

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract Annual Fixed Rate	Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments (Received)/ Paid	Unrealized Depreciation

Markit CDX North America Investment Grade Index	CME Group Inc.	$1,637	1.00%	Quarterly	12/20/22	$(39,013)	$(34,953)	$(4,060)

Centrally Cleared Interest Rate Swaps

Counterparty	Notional Amount (000s omitted)	Fund Pays/ Received Fixed Rate/ Payment Frequency	Floating Rate	Contract annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments (Received)/ Paid	Unrealized Depreciation

CME Group Inc.	$461	Receives/Quarterly	3 month U.S. Dollar LIBOR	2.62%	10/16/43	$(4,209)	$—	$(4,209)
CME Group Inc.	139	Receives/Quarterly	3 month U.S. Dollar LIBOR	2.65%	10/10/43	(1,999)	2	(2,001)
CME Group Inc.	175	Receives/Quarterly	3 month U.S. Dollar LIBOR	2.65%	11/07/43	(2,460)	—	(2,460)
CME Group Inc.	283	Receives/Quarterly	3 month U.S. Dollar LIBOR	2.67%	10/24/43	(5,363)	—	(5,363)

								$(14,033)

During the fiscal year ended December 31, 2017, the Fund had an average notional value of $3,052,388 on swap contracts.

See Notes to Schedules of Investments and Notes to Financial Statements.

42	Elfun Diversified Fund

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The Fund had the following long futures contracts open at December 31, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)

S&P 500 Emini Index Futures	March 2018	3	$398,052	$401,400	$3,348
U.S. Long Bond Futures	March 2018	1	153,288	153,000	(288)
Ultra Long-Term U.S. Treasury Bond Futures	March 2018	17	2,834,726	2,850,156	15,430
5 Yr. U.S. Treasury Notes Futures	March 2018	20	2,335,176	2,323,282	(11,894)
10 Yr. U.S. Treasury Notes Futures	March 2018	6	744,166	744,281	115

					$6,711

The Fund had the following short futures contracts open at December 31, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Value	Unrealized Appreciation

2 Yr. U.S. Treasury Notes Futures	March 2018	6	$(1,287,645)	$(1,284,656)	$2,989
10 Yr. U.S. Treasury Ultra Futures	March 2018	11	(1,474,095)	(1,469,188)	4,907

					$7,896

					$14,607

During the fiscal year ended December 31, 2017, the Fund had average notional values of $8,505,997 and $5,186,552 on long futures contracts and short futures contracts, respectively.

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Diversified Fund	43

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Schedule of Investments, continued — December 31, 2017

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2017:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
Domestic Equity	$76,294,161	$—	$—	$76,294,161
Foreign Equity	1,989,219	—	—	1,989,219
U.S. Treasuries	—	26,300,505	—	26,300,505
Agency Mortgage Backed	—	6,810,413	—	6,810,413
Agency Collateralized Mortgage Obligations	—	117,573	—	117,573
Asset Backed	—	1,474,846	—	1,474,846
Corporate Notes	—	23,502,733	—	23,502,733
Non-Agency Collateralized Mortgage Obligations	—	2,210,265	—	2,210,265
Sovereign Bonds	—	360,689	—	360,689
Municipal Bonds and Notes	—	269,414	—	269,414
FNMA (TBA)	—	—	787	787
Exchange Traded & Mutual Funds	64,658,899	—	—	64,658,899
Short-Term Investments	7,583,649	—	—	7,583,649

Total Investments in Securities	$150,525,928	$61,046,438	$787	$211,573,153

Other Financial Instruments
Credit Default Swap Contracts — Unrealized Depreciation	$—	$(4,060)	$—	$(4,060)
Interest Rate Swap Contracts — Unrealized Depreciation		(14,033)		(14,033)
Long Futures Contracts — Unrealized Appreciation	18,893	—	—	18,893
Long Futures Contracts — Unrealized Depreciation	(12,182)	—	—	(12,182)
Short Futures Contracts — Unrealized Appreciation	7,896	—	—	7,896

Total Other Financial Instruments	$14,607	$(18,093)	$—	$(3,486)

The Fund was invested in the following countries/territories at December 31, 2017 (unaudited):

Country/Territory	Percentage (based on Fair Value)
United States	97.14%
Ireland	0.42%
United Kingdom	0.34%
Netherlands	0.27%
Canada	0.27%
Luxembourg	0.19%
Germany	0.18%
Switzerland	0.17%
Singapore	0.17%
France	0.17%
Mexico	0.16%
Colombia	0.11%
Japan	0.09%

Country/Territory	Percentage (based on Fair Value)
Supranational	0.08%
Spain	0.07%
Cayman Islands	0.04%
Bermuda	0.03%
Brazil	0.02%
Peru	0.02%
Uruguay	0.02%
Norway	0.01%
Jersey	0.01%
Australia	0.01%
China	0.01%

100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

44	Elfun Diversified Fund

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The Fund’s percentage share of investment in the various categories, based on Fair Value, is as follows at December 31, 2017 (unaudited):

Industry	Domestic	Foreign	Total
Exchange Traded Funds	30.57%	0.00%	30.57%
Diversified Banks	1.97%	0.00%	1.97%
Internet Software & Services	1.80%	0.00%	1.80%
Pharmaceuticals	1.69%	0.02%	1.71%
Technology Hardware, Storage & Peripherals	1.58%	0.01%	1.59%
Systems Software	1.38%	0.00%	1.38%
Semiconductors	1.09%	0.18%	1.27%
Internet & Direct Marketing Retail	1.06%	0.00%	1.06%
Integrated Oil & Gas	1.05%	0.00%	1.05%
Biotechnology	1.03%	0.00%	1.03%
Data Processing & Outsourced Services	1.00%	0.00%	1.00%
Aerospace & Defense	0.97%	0.00%	0.97%
Healthcare Equipment	0.76%	0.17%	0.93%
Integrated Telecommunication Services	0.74%	0.00%	0.74%
Industrial Conglomerates	0.71%	0.00%	0.71%
Managed Healthcare	0.70%	0.00%	0.70%
Electric Utilities	0.67%	0.00%	0.67%
Soft Drinks	0.63%	0.00%	0.63%
Multi-Sector Holdings	0.63%	0.00%	0.63%
Household Products	0.61%	0.00%	0.61%
Oil & Gas Exploration & Production	0.56%	0.00%	0.56%
IT Consulting & Other Services	0.37%	0.14%	0.51%
Tobacco	0.49%	0.00%	0.49%
Home Improvement Retail	0.49%	0.00%	0.49%
Movies & Entertainment	0.48%	0.00%	0.48%
Regional Banks	0.48%	0.00%	0.48%
Application Software	0.43%	0.00%	0.43%
Asset Management & Custody Banks	0.43%	0.00%	0.43%
Restaurants	0.43%	0.00%	0.43%
Specialized REITs	0.43%	0.00%	0.43%
Cable & Satellite	0.43%	0.00%	0.43%
Packaged Foods & Meats	0.42%	0.00%	0.42%
Investment Banking & Brokerage	0.40%	0.00%	0.40%
Multi-Utilities	0.37%	0.00%	0.37%
Hypermarkets & Super Centers	0.37%	0.00%	0.37%
Communications Equipment	0.36%	0.00%	0.36%
Railroads	0.34%	0.00%	0.34%
Industrial Machinery	0.31%	0.02%	0.33%
Life & Health Insurance	0.32%	0.00%	0.32%
Property & Casualty Insurance	0.19%	0.13%	0.32%
Life Sciences Tools & Services	0.30%	0.00%	0.30%
Financial Exchanges & Data	0.30%	0.00%	0.30%
Diversified Chemicals	0.29%	0.00%	0.29%
Consumer Finance	0.29%	0.00%	0.29%
Oil & Gas Equipment & Services	0.26%	0.03%	0.29%
Air Freight & Logistics	0.27%	0.00%	0.27%
Construction Machinery & Heavy Trucks	0.24%	0.00%	0.24%
Drug Retail	0.22%	0.00%	0.22%
Oil & Gas Refining & Marketing	0.21%	0.00%	0.21%
Electrical Components & Equipment	0.21%	0.00%	0.21%
Hotels, Resorts & Cruise Lines	0.20%	0.00%	0.20%

See Notes to Schedules of Investments and Notes to Financial Statements.

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Industry	Domestic	Foreign	Total
Specialty Chemicals	0.20%	0.00%	0.20%
Airlines	0.20%	0.00%	0.20%
Retail REITs	0.19%	0.00%	0.19%
Apparel Retail	0.18%	0.00%	0.18%
Insurance Brokers	0.09%	0.08%	0.17%
Semiconductor Equipment	0.17%	0.00%	0.17%
Automobile Manufacturers	0.16%	0.00%	0.16%
Residential REITs	0.15%	0.00%	0.15%
Multi-Line Insurance	0.15%	0.00%	0.15%
Healthcare Services	0.14%	0.00%	0.14%
Fertilizers & Agricultural Chemicals	0.14%	0.00%	0.14%
General Merchandise Stores	0.14%	0.00%	0.14%
Footwear	0.13%	0.00%	0.13%
Healthcare Distributors	0.13%	0.00%	0.13%
Home Entertainment Software	0.13%	0.00%	0.13%
Industrial Gases	0.13%	0.00%	0.13%
Oil & Gas Storage & Transportation	0.13%	0.00%	0.13%
Building Products	0.11%	0.02%	0.13%
Apparel, Accessories & Luxury Goods	0.12%	0.00%	0.12%
Paper Packaging	0.11%	0.00%	0.11%
Automotive Retail	0.10%	0.00%	0.10%
Health Care REITs	0.09%	0.00%	0.09%
Office REITs	0.09%	0.00%	0.09%
Electronic Components	0.09%	0.00%	0.09%
Research & Consulting Services	0.06%	0.03%	0.09%
Environmental & Facilities Services	0.09%	0.00%	0.09%
Distillers & Vintners	0.08%	0.00%	0.08%
Agricultural & Farm Machinery	0.08%	0.00%	0.08%
Industrial REITs	0.07%	0.00%	0.07%
Trading Companies & Distributors	0.07%	0.00%	0.07%
Healthcare Supplies	0.07%	0.00%	0.07%
Home Building	0.06%	0.00%	0.06%
Personal Products	0.06%	0.00%	0.06%
Broadcasting	0.06%	0.00%	0.06%
Commodity Chemicals	0.06%	0.00%	0.06%
Healthcare Facilities	0.06%	0.00%	0.06%
Specialty Stores	0.06%	0.00%	0.06%
Auto Parts & Equipment	0.02%	0.03%	0.05%
Electronic Manufacturing Services	0.00%	0.05%	0.05%
Construction Materials	0.05%	0.00%	0.05%
Casinos & Gaming	0.05%	0.00%	0.05%
Food Distributors	0.05%	0.00%	0.05%
Advertising	0.04%	0.00%	0.04%
Distributors	0.04%	0.00%	0.04%
Copper	0.04%	0.00%	0.04%
Food Retail	0.04%	0.00%	0.04%
Home Furnishings	0.04%	0.00%	0.04%
Department Stores	0.04%	0.00%	0.04%
Construction & Engineering	0.04%	0.00%	0.04%
Agricultural Products	0.04%	0.00%	0.04%
Gold	0.03%	0.00%	0.03%
Steel	0.03%	0.00%	0.03%
Healthcare Technology	0.03%	0.00%	0.03%
Computer & Electronics Retail	0.03%	0.00%	0.03%
Leisure Products	0.03%	0.00%	0.03%

See Notes to Schedules of Investments and Notes to Financial Statements.

46	Elfun Diversified Fund

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Industry	Domestic	Foreign	Total
Alternative Carriers	0.03%	0.00%	0.03%
Independent Power Producers & Energy Traders	0.03%	0.00%	0.03%
Water Utilities	0.03%	0.00%	0.03%
Housewares & Specialties	0.02%	0.00%	0.02%
Hotel & Resort REITs	0.02%	0.00%	0.02%
Brewers	0.02%	0.00%	0.02%
Diversified Support Services	0.02%	0.00%	0.02%
Metal & Glass Containers	0.02%	0.00%	0.02%
Real Estate Services	0.02%	0.00%	0.02%
Household Appliances	0.02%	0.00%	0.02%
Trucking	0.02%	0.00%	0.02%
Reinsurance	0.00%	0.01%	0.01%
Publishing	0.01%	0.00%	0.01%
Motorcycle Manufacturers	0.01%	0.00%	0.01%
Tires & Rubber	0.01%	0.00%	0.01%
Human Resource & Employment Services	0.01%	0.00%	0.01%
Oil & Gas Drilling	0.01%	0.00%	0.01%
Consumer Electronics	0.00%	0.01%	0.01%
Electronic Equipment & Instruments	0.01%	0.00%	0.01%
Specialized Consumer Services	0.01%	0.00%	0.01%

			67.57%

Sector	Percentage (based on Fair Value)

U.S. Treasuries	12.43%
Corporate Notes	11.11%
Agency Mortgage Backed	3.22%
Non-Agency Collateralized Mortgage Obligations	1.04%
Asset Backed	0.70%
Sovereign Bonds	0.17%
Municipal Bonds and Notes	0.13%
Agency Collateralized Mortgage Obligations	0.05%
FNMA (TBA)	0.00%	***

	28.85%

Short-Term Investments
Short-Term Investments	3.58%

	3.58%

	100.00%

See Notes to Schedules of Investments and Notes to Financial Statements.

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Schedule of Investments, continued — December 31, 2017

Affiliate Table

	Number of Shares Held at 12/31/16	Value At 12/31/16	Cost of Purchases	Proceeds from Shares Sold	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Number of Shares Held at 12/31/17	Value at 12/31/17	Dividend Income
SPDR Bloomberg Barclays High Yield Bond ETF	173,223	$6,313,978	$—	$—	$—	$46,771	173,223	$6,360,749	$387,492
State Street Corp.	—	—	209,381	110,526	(905)	24,941	1,259	122,891	1,486
State Street Global Equity ex-U.S. Index Portfolio	—	—	52,068,490	—	—	6,229,661	5,392,983	58,298,151	1,568,489
State Street Institutional Treasury Money Market Fund - Premier Class	—	—	16,490,565	14,902,240	—	—	1,588,325	1,588,325	18,306
State Street Institutional Treasury Plus Fund - Premier Class	—	—	13,289,314	11,181,319	—	—	2,107,995	2,107,995	19,485
State Street Institutional U.S. Government Money Market Fund - Class G Shares	22,591,439	22,591,439	51,265,153	72,097,239	—	—	1,759,353	1,759,353	55,856
State Street Institutional U.S. Government Money Market Fund - Premier Class	—	—	17,282,934	17,282,934	—	—	10,975,209	—	1,068

TOTAL		$28,905,417	$150,605,837	$115,574,258	$(905)	$6,301,373		$70,237,464	$2,052,182

See Notes to Schedules of Investments and Notes to Financial Statements.

48	Elfun Diversified Fund

Elfun Tax-Exempt Income Fund

Portfolio Management Discussion and Analysis — For the twelve-month period ended December 31, 2017 (Unaudited)

Q.	How did the Elfun Tax-Exempt Income Fund (the “Fund”) perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2017?

A.	For the twelve-month period ended December 31, 2017, the Fund returned 4.71%. The Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the Fund’s benchmark, returned 5.45% and the Fund’s Morningstar peer group of 159 U.S. Long-term Municipal Bond funds returned an average of 5.75% over the same period.

Q.	What market conditions affected the Fund’s performance?

A.	Two key themes impacted the tax-exempt market in 2017: a pro-growth legislative agenda and expectations for rising interest rates related to the eventual unwinding of Federal Reserve accommodative support. The surprising strength of the Treasury market in the first half of the year helped drive municipal yields lower despite a strengthening economy and economic policies which were considered potentially inflationary. The second half of the year brought an increase in volatility driven by numerous attempts to repeal the Affordable Care Act, devastation caused by several hurricanes and the increased likelihood of successful passage of the first major tax-reform legislation in over three decades. Despite such conflicting crosscurrents, municipal assets, driven by strong demand and limited new issuance performed well. Longer dated assets, as well as lower quality issues excelled. In addition, the elimination of the Alternative Minimum Tax (the “AMT”), included in the Tax Cuts and Jobs Act, drove spreads tighter. Bonds previously penalized under the current tax code were suddenly out of scope for future tax purposes. Investors with exposure to this sector who were once compensated with higher yields given prior tax treatment, benefited greatly from spread compression. The Fund’s lack of exposure to bonds subject to the AMT limited returns relative to the Index. Our approach characterized by investment in investment grade holdings, a modest interest rate risk profile and dedication to protecting the core income generating structure of the portfolio, provided competitive returns throughout a volatile period, while limiting taxable income and preserving capital.

Q.	What were the primary drivers of Fund performance?

A.	The Fund was well positioned to perform in an environment where the differential between short and long-term yields would narrow, and interest rates would eventually rise. The Fund’s conservative approach to both interest rate risk and credit risk limited participation to a two-pronged rally that overtook the market by mid-year and again in the closing weeks of the year. The Fund, positioned with a slight market overweight in the long end and a significant overweight in the front end of the curve, failed to keep pace with the longer weighted Index. As municipal yields fell through generational lows, our approach was guarded given modest inflows into the Fund and tax-exempt income oriented strategy. The Fund derived the majority of returns from above average coupon income and its positioning across the intermediate maturity spectrum. The Fund did not use derivatives during the year. The cost to participate in a market where returns were dependent upon short term trading gains, lower credit quality, and a risk driven strategy, was not consistent with our investment philosophy and contributed to the Fund’s return variance relative to the Index.

Q.	Were there any significant changes to the Fund’s portfolio during the period?

A.	After a sell-off in late 2016, 2017 started well for municipal bonds, consistent with previous years where negative returns quickly rebounded and were followed by periods of strong performance. The municipal market, in addition to following the lead of Treasuries, experienced strong mutual fund flow growth, modest new debt issuance and an expanding universe of investors, which contributed to significant relative performance and a tightening of yields. As it became apparent by mid-year that rates had begun to approach unsustainable levels, we modestly reduced long exposure to a market neutral level, lowering the Fund’s duration to roughly one-half year short of the Index. The other key change occurred upon the passage in the fourth quarter of the Tax Cuts and Jobs Act. The legislation created a spike in new issuance in early December as issuers rushed to market to take advantage of advance refunding opportunities which were set to be repealed as part of the broad tax reform package. The increase in advance refunding activity pushed our exposure to the pre-refunded sector from 20% to over 25% of Fund holdings, tightening duration further, and ultimately constraining total return potential.

Elfun Tax-Exempt Income Fund	49

Elfun Tax-Exempt Income Fund

Understanding Your Fund’s Expenses — December 31, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2017.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2017 - December 31, 2017

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account Value at the Beginning of the Period	$1,000.00	$1,000.00
Account Value at the end of the Period	$1,017.60	$1,024.20
Expenses Paid During the Period*	$1.02	$1.02

*	Expenses are equal to the Fund’s annualized expense ratio of 0.20% (for the period July 1, 2017-December 31, 2017), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund

Performance Summary — December 31, 2107 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended 12/31/17

	One Year	Five Year	Ten Year
Number of funds in peer group	159	145	137
Peer group average annual total return	5.75%	2.91%	4.18%
Morningstar Category in peer group: U.S. Long-Term Municipal Bond Funds

Quality Ratings

as of December 31, 2017 as a % of Fair Value (a)(b)

Moody’s / S&P / Rating*	Percentage of Fair Value
Aaa / AAA	12.1%
Aa / AA	44.6%
A / A	34.5%
Baa / BBB	3.9%
Ba / BB and lower	0.3%
NR / Other	4.6%

Sector Allocation

Portfolio composition as a % of Investments of $1,447,185 (in thousands) on December 31, 2017 (a)(b)

Average Annual Total Return for the periods ended December 31, 2017

Investment Class Shares (Inception date: 01/01/80)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun Tax-Exempt Income Fund	4.71%	2.72%	4.37%	$15,331
Bloomberg Barclays U.S. Municipal Bond Index	5.45%	3.02%	4.46%	$15,464

Elfun Tax-Exempt Income Fund	51

Elfun Tax-Exempt Income Fund

Performance Summary, continued — December 31, 2107 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

52	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund

Schedule of Investments — December 31, 2017

	Principal Amount ($)	Fair Value $

Municipal Bonds and Notes - 98.4%
Alaska - 0.2%
Alaska Housing Finance Corp. 5.00% 12/01/27	2,500,000	2,797,150

Arizona - 2.6%
Arizona Board of Regents State University System Revenue 5.00% 07/01/46	5,680,000	6,670,422
Maricopa County Industrial Development Authority 4.00% 01/01/41	3,000,000	3,177,540
Phoenix Civic Improvement Corp. (NPFG Insured) 5.50% 07/01/23 - 07/01/24 (m)	7,260,000	8,751,544
Salt River Project Agricultural Improvement & Power District 5.00% 12/01/21 - 01/01/38	12,000,000	13,365,160
University Medical Center Corp. 6.50% 07/01/39 (l)	1,000,000	1,070,840
University of Arizona 5.00% 06/01/46	5,000,000	5,864,150

		38,899,656

Arkansas - 0.3%
University of Arkansas 5.00% 11/01/46 - 11/01/47	3,830,000	4,536,889

California – 10.2%
Bay Area Toll Authority 4.00% 04/01/47	5,000,000	5,388,300
California Educational Facilities Authority
5.25% 10/01/39 (l)	5,000,000	5,142,350
6.13% 10/01/36	1,500,000	1,739,160
California Health Facilities Financing Authority
4.00% 11/15/41 - 10/01/47	4,000,000	4,242,230
5.00% 11/15/48	2,000,000	2,371,280
5.50% 08/15/26	5,000,000	5,500,400
6.00% 07/01/39 (l)	5,000,000	5,327,450
6.50% 10/01/33 (l)	3,500,000	3,631,915
California State Department of Water Resources
5.00% 05/01/21 - 12/01/29	14,700,000	17,020,298

	Principal Amount ($)	Fair Value $
5.00% 12/01/21 (k)	5,000	5,616
5.00% 12/01/29 (l)	30,000	35,910
California State Public Works Board
5.00% 10/01/28	1,500,000	1,663,245
5.13% 10/01/31	2,000,000	2,216,700
5.25% 09/01/29	10,160,000	11,877,243
6.00% 04/01/26 (h)(l)	8,475,000	8,948,668
California State University
4.00% 11/01/45	5,900,000	6,318,251
Los Angeles Department of Water & Power 5.00% 07/01/46	5,000,000	5,896,750
Los Angeles Harbor Department
5.00% 08/01/26	8,000,000	8,420,720
Marin Healthcare District
4.00% 08/01/47	2,500,000	2,706,725
San Diego Community College District
5.00% 08/01/41 (l)	10,000,000	11,170,200
State of California
5.00% 02/01/31 - 08/01/46	19,220,000	21,789,685
5.25% 04/01/35 -11/01/40	12,750,000	14,056,670
University of California
5.00% 05/15/38	4,000,000	4,559,560

		150,029,326

Colorado - 2.1%
Colorado Health Facilities Authority
5.00% 06/01/47	1,750,000	1,955,905
Metro Wastewater Reclamation District
5.00% 04/01/27	1,730,000	1,951,422
Regional Transportation District
4.25% 11/01/36	3,405,000	4,008,366
5.00% 11/01/27 - 11/01/34	16,760,000	20,345,005
5.38% 06/01/31	2,500,000	2,690,250

		30,950,948

Connecticut - 5.3%
Connecticut State Health & Educational Facility Authority
5.00% 07/01/40 (l)	6,775,000	7,320,523
5.00% 07/01/46	6,500,000	7,463,170
South Central Connecticut Regional Water Authority
5.00% 08/01/27 - 08/01/28	2,195,000	2,543,358
State of Connecticut
5.00% 01/01/22 - 05/01/37	17,600,000	20,158,802

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	53

Elfun Tax-Exempt Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

State of Connecticut Special Tax Revenue
4.00% 09/01/36	5,750,000	6,090,918
5.00% 11/01/26 - 09/01/34	30,250,000	33,059,737
Town of Fairfield
5.00% 08/01/21	1,000,000	1,115,540

		77,752,048

Delaware - 1.7%
County of New Castle 5.00% 07/15/33 - 07/15/39 (l)	10,000,000	10,191,100
Delaware State Health Facilities Authority 5.00% 10/01/40	6,300,000	6,809,607
Delaware Transportation Authority
5.00% 06/01/45	6,680,000	7,695,895
State of Delaware
5.00% 07/01/28 (l)	825,000	890,373
5.00% 07/01/28	175,000	188,956

		25,775,931

District of Columbia - 2.4%
District of Columbia
5.00% 06/01/38 - 04/01/42	9,250,000	10,740,702
5.50% 04/01/36 (l)	15,000,000	15,445,500
District of Columbia Water & Sewer Authority
5.25% 10/01/29 (l)	5,000,000	5,139,300
Washington Metropolitan Area Transit Authority
5.00% 07/01/34	3,375,000	4,052,599

		35,378,101

Florida - 0.7%
Brevard County Health Facilities Authority 7.00% 04/01/39 (h)(l)	1,000,000	1,066,500
City of Tampa Water & Wastewater System Revenue 5.00% 10/01/27	8,560,000	9,540,805

		10,607,305

Georgia - 7.6%
Athens-Clarke County Unified Government Development Authority 5.00% 06/15/31 (l)	6,050,000	6,145,106
Athens-Clarke County Unified Government Water & Sewerage Revenue 5.50% 01/01/38 (l)	7,000,000	7,277,480

	Principal Amount ($)	Fair Value $
Atlanta Development Authority 5.25% 07/01/40	8,925,000	10,546,048
City of Atlanta Department of Aviation 5.00% 01/01/25 - 01/01/34	18,500,000	20,815,050
City of Atlanta Water & Wastewater Revenue
5.25% 11/01/30	5,690,000	6,627,427
6.25% 11/01/39 (l)	10,000,000	10,839,700
City of Atlanta Water & Wastewater Revenue (AGMC Insured) 5.75% 11/01/27 - 11/01/30 (m)	9,500,000	12,732,220
DeKalb Newton & Gwinnett Counties Joint Development Authority 6.00% 07/01/34 (l)	8,500,000	9,052,755
Gwinnett County Development Authority 5.00% 07/01/37 - 07/01/40	9,325,000	10,946,414
Municipal Electric Authority of Georgia
5.00% 01/01/35	5,500,000	6,256,305
5.25% 01/01/19	2,490,000	2,573,539
Richmond County Hospital Authority
4.00% 01/01/36	2,855,000	3,039,176
State of Georgia
4.50% 01/01/29 (h)(l)	3,000,000	3,081,270
5.00% 01/01/26 (h)(l)	2,250,000	2,329,268

		112,261,758

Hawaii - 1.9%
City & County of Honolulu 5.00% 04/01/33 (l)	10,000,000	10,419,600
State of Hawaii Airports System Revenue 5.25% 07/01/24	15,800,000	17,152,006

		27,571,606

Idaho - 0.3%
Idaho Health Facilities Authority 6.75% 11/01/37	4,000,000	4,169,760

Illinois - 2.8%
Chicago Transit Authority 5.00% 12/01/46	3,000,000	3,351,600

See Notes to Schedules of Investments and Notes to Financial Statements.

54	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

City of Chicago O’Hare International Airport Revenue
5.00% 01/01/46	1,000,000	1,133,430
5.25% 01/01/42	8,000,000	9,548,880
5.63% 01/01/35 (l)	4,035,000	4,500,478
5.63% 01/01/35	965,000	1,062,340
5.75% 01/01/39 (l)	9,655,000	10,803,945
5.75% 01/01/39	1,845,000	2,039,445
Metropolitan Pier & Exposition Authority (NPFG Insured)
5.65% 06/15/22 (k)(m)	785,000	912,360
5.65% 06/15/22 (m)	3,520,000	3,999,107
Southwestern Illinois Development Authority (NPFG Insured)
5.00% 10/01/21 (k)(m)	195,000	217,792
5.00% 10/01/21 (m)	3,805,000	4,214,722

		41,784,099

Indiana - 0.7%
Indiana Municipal Power Agency 5.50% 01/01/27 (l)	2,500,000	2,600,375
Indianapolis Local Public Improvement Bond Bank
5.75% 01/01/38 (l)	1,370,000	1,428,376
5.75% 01/01/38	5,630,000	5,856,720

		9,885,471

Kentucky - 2.8%
Kentucky State Property & Building Commission 5.00% 02/01/33 - 04/01/37	11,705,000	13,452,063
Kentucky State Property & Building Commission (AGC Insured) 5.25% 02/01/27 (l)(m)	10,665,000	11,086,161
Louisville & Jefferson County Metropolitan Sewer District 5.00% 05/15/30	14,340,000	16,012,187

		40,550,411

Louisiana - 1.1%
City of New Orleans Sewerage Service Revenue
5.00% 06/01/44 - 06/01/45	3,900,000	4,428,879
Louisiana Public Facilities Authority
5.00% 05/15/47 (l)	10,000	12,206
5.00% 05/15/47	990,000	1,117,532

	Principal Amount ($)	Fair Value $
State of Louisiana 5.00% 09/01/19 (k)	10,050,000	10,607,674

		16,166,291

Maine - 0.3%
Maine Health & Higher Educational Facilities Authority
5.25% 07/01/21 (l)	315,000	341,878
5.25% 07/01/21	1,475,000	1,595,507
Maine Turnpike Authority
5.00% 07/01/42	1,000,000	1,102,520
6.00% 07/01/34 (l)	1,250,000	1,331,288

		4,371,193

Maryland - 3.9%
City of Baltimore
5.00% 07/01/38 - 07/01/46	24,375,000	28,202,025
County of Prince George’s
5.00% 09/15/24	3,450,000	3,855,202
5.00% 09/15/25 (l)	5,340,000	5,956,984
Maryland Economic Development Corp.
5.75% 06/01/35 (l)	3,000,000	3,282,810
Maryland Health & Higher Educational Facilities Authority
5.00% 07/01/34 (l)	1,945,000	2,041,375
5.00% 07/01/34 - 08/15/41	1,355,000	1,482,380
State of Maryland
5.00% 11/01/18	4,000,000	4,118,680
Washington Suburban Sanitary Commission 4.50% 06/01/26 (l)	8,470,000	8,569,014

		57,508,470

Massachusetts - 4.2%
Commonwealth of Massachusetts Transportation Fund Revenue 5.00% 06/01/47	5,000,000	5,963,750
Massachusetts Department of Transportation 5.00% 01/01/37	10,000,000	10,533,400
Massachusetts Development Finance Agency
4.00% 04/01/41 - 07/01/41	9,325,000	10,020,978
5.50% 11/15/36 (l)	4,000,000	4,139,640
5.75% 07/01/39 (l)	3,325,000	3,526,428
5.75% 07/01/39	1,675,000	1,774,679
Massachusetts Health & Educational Facilities Authority 5.00% 07/01/34	7,500,000	7,831,875

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	55

Elfun Tax-Exempt Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Massachusetts School Building Authority 5.00% 08/15/28	5,000,000	5,677,150
Massachusetts Water Resources Authority
5.00% 08/01/32	4,140,000	4,754,666
5.00% 08/01/41 (l)	3,000,000	3,331,170
6.50% 07/15/19 (k)	3,505,000	3,631,005

		61,184,741

Michigan - 1.4%
Lansing Board of Water & Light 5.00% 07/01/37	3,500,000	3,814,335
Michigan Finance Authority 5.00% 12/01/47	4,000,000	4,408,800
State of Michigan 5.00% 03/15/27	4,415,000	5,406,432
State of Michigan Trunk Line Revenue 5.50% 11/01/18	6,000,000	6,198,600
University of Michigan Revenue 5.00% 04/01/46	1,000,000	1,179,470

		21,007,637

Minnesota - 0.4%
Housing & Redevelopment Authority of The City of St. Paul Minnesota 4.00% 11/15/43	1,000,000	1,075,090
University of Minnesota 5.00% 09/01/39	4,350,000	5,273,984

		6,349,074

Missouri - 1.5%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District 5.00% 10/01/44	8,010,000	8,991,866
Kansas City Sanitary Sewer System Revenue 4.00% 01/01/40	1,725,000	1,844,335
Metropolitan St. Louis Sewer District 5.00% 05/01/45 - 05/01/46	3,000,000	3,530,160
Missouri Highway & Transportation Commission 5.00% 05/01/21	4,610,000	4,961,144
Missouri Joint Municipal Electric Utility Commission 5.00% 01/01/34	1,950,000	2,231,502
Missouri State Environmental Improvement & Energy Resources Authority 5.00% 01/01/24	525,000	526,444

		22,085,451

	Principal Amount ($)	Fair Value $
New Jersey - 7.5%
New Jersey Economic Development Authority
5.00% 06/15/41	7,250,000	7,968,185
5.25% 06/15/40	4,000,000	4,405,880
5.50% 12/15/29 (l)	3,345,000	3,530,213
5.50% 12/15/29	1,655,000	1,736,393
New Jersey Educational Facilities Authority 5.50% 09/01/30 - 09/01/33	14,700,000	16,933,880
New Jersey Health Care Facilities Financing Authority 4.00% 07/01/41	5,000,000	5,234,950
New Jersey Health Care Facilities Financing Authority (AGMC Insured) 4.13% 07/01/38 (m)	6,215,000	6,591,132
New Jersey Higher Education Student Assistance Authority 5.63% 06/01/30	7,500,000	7,895,625
New Jersey State Turnpike Authority
5.00% 01/01/33 - 01/01/45	25,870,000	30,412,739
5.00% 01/01/38 (l)	4,000,000	4,546,560
5.25% 01/01/40 (l)	10,000,000	10,376,900
New Jersey Transportation Trust Fund Authority
5.00% 06/15/45	2,250,000	2,441,947
5.25% 06/15/36	7,350,000	7,860,678

		109,935,082

New Mexico - 0.7%
New Mexico Finance Authority 5.00% 06/15/18 - 06/15/23	9,200,000	9,604,418

		9,604,418

New York - 10.7%
City of New York
4.00% 08/01/34	1,000,000	1,100,100
5.00% 08/01/26	1,500,000	1,838,490
Hudson Yards Infrastructure Corp. 5.00% 02/15/39 - 02/15/45	11,000,000	13,018,080
Long Island Power Authority 6.00% 05/01/33 (l)	7,500,000	7,939,800

See Notes to Schedules of Investments and Notes to Financial Statements.

56	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Metropolitan Transportation Authority
4.00% 11/15/42	10,000,000	10,728,200
5.00% 11/15/29 - 11/15/37	8,710,000	10,076,263
New York City Transitional Finance Authority Building Aid Revenue 5.50% 07/15/31	10,000,000	10,226,800
New York City Transitional Finance Authority Future Tax Secured Revenue 5.00% 11/01/21 - 02/01/43	32,500,000	37,023,025
New York Liberty Development Corp.
5.00% 11/15/44	5,000,000	5,450,100
5.13% 01/15/44	10,000,000	10,582,600
New York State Dormitory Authority
5.00% 10/01/45 - 07/01/46	9,000,000	11,718,150
5.50% 05/01/37 (l)	2,500,000	2,630,250
6.00% 07/01/40 (l)	2,000,000	2,208,640
New York State Thruway Authority 5.00% 05/01/19	6,000,000	6,257,940
New York State Urban Development Corp. 5.50% 01/01/19	9,000,000	9,351,270
Port Authority of New York & New Jersey 5.00% 11/15/47	4,000,000	4,788,280
Triborough Bridge & Tunnel Authority
5.00% 11/15/26 (l)	6,170,000	6,360,591
5.00% 11/15/26	3,830,000	3,945,283
Westchester County Healthcare Corp.
6.13% 11/01/37 (l)	2,220,000	2,489,375
6.13% 11/01/37	280,000	310,204

		158,043,441

North Carolina - 2.0%
Cape Fear Public Utility Authority 4.00% 08/01/33 (h)	1,800,000	1,985,328
City of Charlotte 5.00% 06/01/23	4,320,000	4,660,632
City of Charlotte Water & Sewer System Revenue 5.00% 07/01/38	5,000,000	5,087,650
North Carolina Capital Facilities Finance Agency 4.00% 10/01/44	2,000,000	2,176,840

	Principal Amount ($)	Fair Value $
North Carolina Eastern Municipal Power Agency 5.00% 01/01/26 (l)	5,000,000	5,176,150
North Carolina Medical Care Commission 4.00% 06/01/42	1,500,000	1,608,435
State of North Carolina 4.75% 05/01/30 (l)	4,130,000	4,412,286
The University of North Carolina at Charlotte 5.00% 10/01/47	3,545,000	4,189,339

		29,296,660

Ohio - 4.8%
American Municipal Power Inc.
5.00% 02/15/38 (l)	4,705,000	4,724,338
5.00% 02/15/38	295,000	296,248
City of Cincinnati Water System Revenue 5.00% 12/01/36 (l)	2,500,000	2,809,850
City of Columbus 5.00% 07/01/26 - 08/15/30 (l)	18,055,000	21,021,677
County of Franklin
5.00% 12/01/47	1,125,000	1,307,216
Cuyahoga Community College District 5.00% 08/01/26 (l)	1,800,000	1,922,256
Northeast Ohio Regional Sewer District
4.00% 11/15/43	7,550,000	8,225,196
5.00% 11/15/38 (l)	12,000,000	13,902,480
Ohio Higher Educational Facility Commission 6.25% 05/01/38 (l)	5,000,000	5,195,350
Ohio State Turnpike Commission 5.25% 02/15/39	6,000,000	6,831,000
University of Cincinnati 5.00% 06/01/45	3,500,000	4,126,745

		70,362,356

Oklahoma - 0.8%
Oklahoma Capital Improvement Authority 5.00% 07/01/28 - 07/01/29	5,000,000	5,899,960
Oklahoma Turnpike Authority 5.00% 01/01/28 - 01/01/47	5,000,000	5,592,510

		11,492,470

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	57

Elfun Tax-Exempt Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Oregon - 0.1%
Eugene Water Revenue 4.00% 08/01/45	1,000,000	1,076,690

Pennsylvania - 4.9%
City of Philadelphia 5.00% 08/01/36	5,000,000	5,872,500
City of Philadelphia Water & Wastewater Revenue 5.00% 01/01/36 - 10/01/47	13,000,000	14,432,620
Delaware River Port Authority 5.00% 01/01/29	5,000,000	5,815,750
Pennsylvania Economic Development Financing Authority 4.00% 11/15/42	5,000,000	5,263,250
Pennsylvania State University 5.00% 09/01/41	1,200,000	1,418,964
Pennsylvania Turnpike Commission
5.00% 06/01/29 (l)	10,000,000	10,476,700
5.00% 12/01/38	5,000,000	5,823,750
5.25% 06/01/39 (l)	9,500,000	9,985,830
6.00% 12/01/34 (l)	12,000,000	13,426,560

		72,515,924

Rhode Island – 0.3%
Rhode Island Health & Educational Building Corp.
6.25% 09/15/34 (l)	1,300,000	1,343,173
6.50% 09/15/28 (l)	1,000,000	1,034,950
Rhode Island Infrastructure Bank Water Pollution Control Revenue
5.00% 10/01/28	2,200,000	2,666,004

		5,044,127

South Carolina - 2.6%
Piedmont Municipal Power Agency 5.00% 01/01/25	2,315,000	2,562,497
Piedmont Municipal Power Agency (AGC Insured) 5.75% 01/01/34 (m)	5,500,000	6,161,155
South Carolina State Public Service Authority
5.00% 12/01/37 - 12/01/38	12,000,000	13,695,540
5.50% 01/01/38 (l)	14,970,000	15,540,656

		37,959,848

	Principal Amount ($)	Fair Value $
Tennessee - 0.3%
County of Shelby 5.00% 03/01/21	3,500,000	3,746,295
State of Tennessee 5.00% 05/01/19 (l)	1,000,000	1,011,640

		4,757,935

Texas - 6.8%
City of Austin Airport System Revenue 5.00% 11/15/46 (h)	3,000,000	3,499,560
City of Austin Water & Wastewater System Revenue 5.00% 11/15/42	13,595,000	15,282,139
City of Dallas Waterworks & Sewer System Revenue 5.00% 10/01/46	3,550,000	4,235,257
City of Houston Utility System Revenue
5.00% 05/15/28 - 11/15/33	10,470,000	11,797,130
5.25% 11/15/30 - 11/15/31	12,000,000	13,161,380
County of Harris 5.00% 08/15/41	3,000,000	3,497,100
Dallas/Fort Worth International Airport 5.25% 11/01/29	5,000,000	5,925,850
Harris County-Houston Sports Authority 5.00% 11/15/30	2,000,000	2,305,440
North Texas Tollway Authority (AGMC Insured) 4.00% 01/01/34 (m)	5,000,000	5,412,100
North Texas Tollway Authority
5.00% 09/01/31 (l)	3,500,000	3,880,590
5.00% 01/01/39	1,000,000	1,158,160
6.00% 01/01/38 (l)	5,000,000	5,623,550
Texas Transportation Commission State Highway Fund 5.00% 04/01/23	9,750,000	11,309,805
The University of Texas System 5.00% 08/15/26	10,000,000	12,354,600

		99,442,661

Utah - 0.9%
Utah State Board of Regents 5.00% 11/01/30	4,000,000	4,358,200
Utah Transit Authority 5.00% 06/15/42	7,500,000	8,228,550

		12,586,750

See Notes to Schedules of Investments and Notes to Financial Statements.

58	Elfun Tax-Exempt Income Fund

Elfun Tax-Exempt Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $
Virginia - 1.6%
County of Henrico Water & Sewer Revenue 5.00% 05/01/46	2,530,000	2,990,258
University of Virginia 5.00% 04/01/47	6,000,000	7,209,060
Virginia Resources Authority
4.00% 11/01/41	5,585,000	6,046,712
5.00% 11/01/46	1,720,000	2,042,190
5.25% 11/01/38 (l)	2,390,000	2,462,799
5.25% 11/01/38	2,610,000	2,692,371

		23,443,390

Total Municipal Bonds and Notes (Cost $1,381,635,848)		1,447,185,068

	Number of Shares	Fair Value $
Short-Term Investments - 0.4%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 1.25% (Cost $6,243,370) (d)(p)	6,243,370	6,243,370

Total Investments (Cost $1,387,879,218)		1,453,428,438

Other Assets and Liabilities, net - 1.2%		17,921,907

NET ASSETS – 100.0%		1,471,350,345

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2017:

Investments	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Bonds and Notes	$—	$1,447,185,068	$—	$1,447,185,068
Short-Term Investments	6,243,370	—	—	6,243,370

Total Investments in Securities	$6,243,370	$1,447,185,068	$—	$1,453,428,438

Affiliate Table

	Number of Shares Held at 12/31/16	Value At 12/31/16	Cost of Purchases	Proceeds from Shares Sold	Number of Shares Held at 12/31/17	Value at 12/31/17	Dividend Income

State Street Institutional U.S. Government Money Market Fund - Class G Shares	50,202,639	$50,202,639	$293,847,203	$337,806,472	6,243,370	$6,243,370	$98,748
State Street Institutional U.S. Government Money Market Fund - Premier Class	—	—	134,863,186	134,863,186	—	—	29,746

TOTAL		$50,202,639	$428,710,389	$472,669,658		$6,243,370	$128,494

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Tax-Exempt Income Fund	59

Elfun Income Fund

Portfolio Management Discussion and Analysis — For the twelve-month period ended December 31, 2017 (Unaudited)

Q.	How did the Elfun Income Fund (the “Fund”) perform compared to its benchmark for the twelve-month period ended December 31, 2017?

A.	For the twelve-month period ended December 31, 2017, the Fund returned 3.90%. The Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned 3.54% and the Fund’s Morningstar peer group of 1,001 U.S. Intermediate-Term Funds returned an average of 3.80% over the same period.

Q.	What market factors affected the Fund’s performance?

A.	The most significant market factor that affected the Fund’s performance was a continuation of credit spread tightening over the last twelve months. Investment grade and high yield credit spreads tightened approximately -30 and -55 basis points (bps) respectively driven by stronger economic fundamentals. This generated returns of +335 bps from U.S. investment grade credit and +610 bps from U.S. high yield credit. The U.S. Treasury yield curve flattened during the year. Short-term rates moved higher as the Federal Reserve (the “Fed”) hiked its Fed Funds target 3 times to 1.25-1.5% and long-term rates moved lower due to moderate inflation expectations, demand for duration and low non-U.S. rates. The U.S. Treasury 2-year note yield ended the year at 1.88%, up +70bps. While the 30-year bond yield fell -33 bps to 2.74%.

Q.	What were the primary drivers of Fund performance?

A.	The most significant positive contributors to the Fund’s performance was strong security selection in investment grade credit and commercial mortgage-backed securities. The non-index exposure to high yield and overweight position in investment grade credit also benefited the Fund’s return. A spread widening trade taking advantage of the richness of treasury swaps versus cash treasuries due to past regulation added value in the fourth quarter. Yield curve positioning biased to a steeper yield curve, adverse security selection in residential mortgage-backed securities and a position in CDXHY (high yield credit swap) as a hedge against cash positions all negatively impacted the Fund’s performance.

Q.	Were there any significant changes to the Fund’s portfolio during the period?

A.	The most significant change to the Fund’s portfolio during the period was the reduction in exposure to residential mortgage-backed securities. The active spread duration in this sector was reduced from neutral to -1.0 years as the Fed announced the rollback of its buying program. The allocation to investment grade credit was gradually increased from +0.35 years active spread duration to +0.50 years by the end of September, then reduced to +0.25 years by year-end as credit spreads continued to tighten and valuations richen. Exposure to asset backed securities was initiated in the fourth quarter to a slight overweight versus the index.

60	Elfun Income Fund

Elfun Income Fund

Understanding Your Fund’s Expenses — December 31, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2017.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2017 - December 31, 2017

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account Value at the Beginning of the Period	$1,000.00	$1,000.00
Account Value at the end of the Period	$1,012.90	$1,023.54
Expenses paid during the period*	$1.67	$1.68

*	Expenses are equal to the Fund’s annualized expense ratio of 0.33% (for the period July 1, 2017-December 31, 2017), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Elfun Income Fund	61

Elfun Income Fund

Performance Summary — December 31, 2017 (Unaudited)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2017

	One Year	Five Year	Ten Year
Number of funds in peer group	1,001	911	802
Peer group average annual total return	3.80%	2.11%	4.07%
Morningstar Category in peer group: U.S. Intermediate-Term Bond

Quality Ratings

as of December 31, 2017 as a % of Fair Value (a)(b)

Moody’s / S&P /Rating*	Percentage of Fair Value
AAA	2.4%
AA	47.3%
A	9.3%
BBB	18.0%
BB and Lower	7.8%
NR	15.2%

100.0%

Sector Allocation

Portfolio composition as a % of Fair Value of $267,273 (in thousands) as of December 31, 2017 (a)(b)

Average Annual Total Return For the Periods Ended December 31, 2017

(Inception date: 12/31/84)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun Income Fund	3.90%	2.46%	4.00%	$14,797
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%	$14,811

62	Elfun Income Fund

Elfun Income Fund

Performance Summary, continued — December 31, 2017 (Unaudited)

(a)	Fair Value basis is inclusive of short-term investment in State Street Institutional U.S. Government Money Market Fund Class G Shares.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Elfun Income Fund	63

Elfun Income Fund

Schedule of Investments — December 31, 2107

	Principal Amount ($)	Fair Value $

Bonds and Notes - 99.0%†
U.S. Treasuries - 43.1%
U.S. Treasury Bonds
2.75% 08/15/47	5,982,900	5,991,276
3.75% 11/15/43	687,000	818,643
4.50% 02/15/36	3,588,600	4,621,579
U.S. Treasury Notes
0.88% 03/31/18 - 10/15/18 (h)	17,548,900	17,452,401
1.25% 12/31/18 (h)	5,636,300	5,605,470
1.25% 08/31/19	7,187,000	7,114,196
1.38% 12/15/19 (h)	9,956,500	9,858,926
1.50% 08/15/20	7,351,000	7,270,433
1.63% 10/15/20 - 08/31/22	10,026,000	9,854,685
1.75% 09/30/22	8,105,300	7,943,194
1.88% 10/31/22 - 08/31/24	9,865,000	9,673,107
2.00% 02/15/25	10,287,000	10,056,159
2.13% 05/15/25	8,216,700	8,091,559
2.25% 02/15/27 (h)	1,951,500	1,926,326
2.25% 08/15/27	6,314,000	6,226,109

		112,504,063

Agency Mortgage Backed - 10.2%
Federal Home Loan Mortgage Corp.
4.50% 06/01/33 - 02/01/35	14,288	15,256
5.00% 07/01/35 - 06/01/41	869,170	943,210
5.50% 05/01/20 - 04/01/39	254,246	279,454
6.00% 07/01/19 - 11/01/37	500,075	557,434
6.50% 07/01/29	1,907	2,112
7.00% 01/01/27 - 08/01/36	103,041	111,764
7.50% 11/01/29 - 09/01/33	7,742	8,122
8.00% 11/01/30	4,010	4,431
Federal National Mortgage Assoc.
3.00% 02/01/43 - 05/01/43 (h)	2,357,354	2,371,492
3.50% 11/01/42 - 08/01/45 (h)	1,207,806	1,246,216
4.00% 05/01/19 - 03/01/41	711,031	748,322
4.00% 01/01/41 (h)	598,837	630,468
4.50% 05/01/18 - 01/01/41	3,437,012	3,683,583
5.00% 07/01/20 - 06/01/41	1,386,201	1,502,548
5.50% 06/01/20 - 01/01/39	956,239	1,049,075
6.00% 05/01/19 - 08/01/35	877,584	973,385
6.00% 05/01/41 (h)	1,018,901	1,131,581
6.50% 01/01/19 - 08/01/36	112,439	124,780
6.50% 08/01/28 (h)	1,564	1,734
7.00% 10/01/32 - 02/01/34	11,746	12,328
7.50% 12/01/26 - 12/01/33	54,281	59,052
8.00% 06/01/24 - 01/01/31	6,765	7,045

	Principal Amount ($)	Fair Value $
8.00% 09/01/25 - 10/01/31 (h)	9,356	10,372
8.50% 04/01/30 (h)	3,212	3,926
9.00% 12/01/22	2,089	2,210
Federal National Mortgage Assoc. 1.60% + 12 month USD LIBOR
3.35% 04/01/37 (i)	2,594	2,665
Federal National Mortgage Assoc. TBA
3.00% TBA (c)	3,851,840	3,895,331
3.50% TBA (c)	2,977,715	3,072,764
Government National Mortgage Assoc.
4.00% 01/20/41 - 04/20/43	2,059,801	2,172,852
4.50% 08/15/33 - 03/20/41	997,793	1,063,808
5.00% 08/15/33	54,707	59,169
6.00% 04/15/27 - 09/15/36	246,149	279,815
6.50% 04/15/19 - 09/15/36	94,248	104,366
7.00% 11/15/27 - 10/15/36	58,318	62,388
7.50% 03/15/23 - 11/15/31	24,684	25,338
8.00% 09/15/27 - 06/15/30	28,472	29,333
9.00% 12/15/21	1,047	1,120
5.50% TBA (c)	435,000	476,442

		26,725,291

Agency Collateralized Mortgage Obligations - 0.2%
Federal Home Loan Mortgage Corp.
0.08% 09/25/43 (g)(i)	1,079,980	2,264
Federal Home Loan Mortgage Corp. REMIC
3.50% 11/15/24 - 11/15/30 (g)	490,424	35,597
5.50% 06/15/33 (g)	46,726	9,317
Federal Home Loan Mortgage Corp. REMIC 6.60% - 1 month USD LIBOR
5.12% 08/15/25 (g)(i)	196,952	14,785
Federal Home Loan Mortgage Corp. STRIPS
1.47% 08/01/27 (d)(f)	967	892
8.00% 02/01/23 - 07/01/24 (g)	3,251	513
Federal National Mortgage Assoc. REMIC
0.51% 12/25/22 (d)(f)	1,212	1,188
1.19% 12/25/42 (g)(i)	251,125	10,171
5.00% 02/25/40 - 09/25/40 (g)	224,005	26,118
8.00% 05/25/22 (g)	3	46

See Notes to Schedules of Investments and Notes to Financial Statements.

64	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Federal National Mortgage Assoc. REMIC 6.00% - 1 month USD LIBOR
4.45% 07/25/38 - 12/25/41 (g)(i)	662,694	113,628
Federal National Mortgage Assoc. REMIC 6.60% - 1 month USD LIBOR
5.05% 10/25/43 (g)(i)	1,171,042	246,569
Federal National Mortgage Assoc. STRIPS
1.87% 12/25/34 (d)(f)	50,846	43,626
4.50% 08/25/35 - 01/25/36 (g)	104,380	19,095
5.00% 03/25/38 - 05/25/38 (g)	56,956	10,833
5.50% 12/25/33 (g)	15,758	3,469
6.00% 01/25/35 (g)	58,124	11,491
7.50% 11/25/23 (g)	8,596	1,265
8.00% 08/25/23 - 07/25/24 (g)	6,316	1,188
8.50% 07/25/22 (g)	1,297	140
9.00% 05/25/22 (g)	1,157	118
Government National Mortgage Assoc. REMIC
4.50% 02/20/38 - 08/16/39 (g)	168,113	10,934
5.00% 01/20/38 - 09/20/38 (g)	61,557	1,999
Government National Mortgage Assoc. REMIC 6.80% - 1 month USD LIBOR
5.31% 01/16/40 (g)(i)	281,991	46,658

		611,904

Asset Backed - 2.5%
American Express Credit Account Master Trust 2017-6
2.04% 05/15/23	1,488,065	1,480,018
BA Credit Card Trust 2017-A2
1.84% 01/17/23	1,511,000	1,495,322
Chase Funding Trust 2004-1
3.99% 11/25/33 (j)	210,690	217,896
Citibank Credit Card Issuance Trust 2014-A6
2.15% 07/15/21	756,000	756,754
Citibank Credit Card Issuance Trust 2016-A1
1.75% 11/19/21	1,869,000	1,856,212

	Principal Amount ($)	Fair Value $
Citibank Credit Card Issuance Trust 2017-A8
1.86% 08/08/22	587,000	581,338

		6,387,540

Corporate Notes - 38.1%
21st Century Fox America Inc.
3.38% 11/15/26	41,000	41,845
4.75% 11/15/46	27,000	31,164
6.65% 11/15/37 (h)	184,000	253,331
Abbott Laboratories
2.90% 11/30/21	339,000	342,505
3.75% 11/30/26	109,000	111,920
4.90% 11/30/46	109,000	125,219
AbbVie Inc.
2.00% 11/06/18 (h)	347,000	346,865
3.20% 05/14/26 (h)	230,000	229,425
4.45% 05/14/46 (h)	86,000	93,344
4.70% 05/14/45 (h)	69,000	77,386
Acadia Healthcare Company Inc.
6.50% 03/01/24	208,000	217,360
AES Corp.
4.88% 05/15/23	365,000	372,756
Aetna Inc.
3.50% 11/15/24 (h)	228,000	231,897
Aflac Inc.
4.00% 10/15/46 (h)	96,000	100,423
Agrium Inc.
4.90% 06/01/43 (h)	84,000	93,697
Alibaba Group Holding Ltd.
2.80% 06/06/23	200,000	199,566
3.40% 12/06/27	256,000	255,839
4.00% 12/06/37	200,000	206,686
4.20% 12/06/47	200,000	208,078
4.40% 12/06/57	200,000	208,792
Alimentation Couche-Tard Inc.
2.70% 07/26/22 (b)	215,000	212,895
3.55% 07/26/27 (b)	215,000	214,600
4.50% 07/26/47 (b)	62,000	64,902
Allergan Funding SCS
3.00% 03/12/20	167,000	168,500
3.45% 03/15/22	168,000	170,641
4.55% 03/15/35	63,000	66,309
4.75% 03/15/45	58,000	61,851
Altria Group Inc.
2.95% 05/02/23 (h)	169,000	170,198
3.88% 09/16/46 (h)	18,000	17,906
4.50% 05/02/43 (h)	93,000	101,095
Amazon.com Inc.
2.80% 08/22/24 (b)	130,000	129,633
3.15% 08/22/27 (b)	117,000	117,501

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	65

Elfun Income Fund

Schedule of Investments, continued — December 31, 2107

	Principal Amount ($)	Fair Value $

3.88% 08/22/37 (b)	127,000	134,809
4.05% 08/22/47 (b)	81,000	86,965
4.25% 08/22/57 (b)	139,000	152,085
AMC Networks Inc.
4.75% 08/01/25	10,000	9,900
America Movil SAB de C.V.
3.13% 07/16/22 (h)	205,000	207,651
5.00% 03/30/20 (h)	317,000	334,267
American Axle & Manufacturing Inc.
6.25% 04/01/25 (b)(h)	176,000	185,240
6.50% 04/01/27 (b)(h)	88,000	92,840
6.63% 10/15/22 (h)	84,000	87,098
American Campus Communities Operating Partnership LP
3.35% 10/01/20 (h)	157,000	160,083
4.13% 07/01/24 (h)	114,000	118,614
American Electric Power Company Inc.
2.95% 12/15/22 (h)	303,000	307,236
American Express Co.
3.00% 10/30/24	122,000	121,622
American International Group Inc.
4.50% 07/16/44 (h)	163,000	176,452
4.80% 07/10/45 (h)	54,000	60,713
American Tower Corp. (REIT)
3.38% 10/15/26 (h)	94,000	92,367
3.40% 02/15/19 (h)	416,000	420,609
American Water Capital Corp.
2.95% 09/01/27	195,000	193,015
Amgen Inc.
2.20% 05/22/19 (h)	356,000	356,057
2.65% 05/11/22 (h)	220,000	219,303
3.20% 11/02/27	350,000	349,814
4.56% 06/15/48 (h)	126,000	140,838
Amkor Technology Inc.
6.63% 06/01/21 (h)	215,000	217,284
Anadarko Petroleum Corp.
4.85% 03/15/21 (h)	18,000	19,021
6.20% 03/15/40 (h)	109,000	131,600
6.60% 03/15/46 (h)	20,000	25,626
Andeavor Logistics LP/Tesoro Logistics Finance Corp.
4.25% 12/01/27	196,000	197,821
5.20% 12/01/47	59,000	61,274
5.25% 01/15/25	623,000	655,318
Anheuser-Busch InBev Finance Inc.
2.65% 02/01/21 (h)	125,000	125,733
3.65% 02/01/26 (h)	52,000	53,654

	Principal Amount ($)	Fair Value $
4.70% 02/01/36 (h)	95,000	106,499
4.90% 02/01/46 (h)	174,000	201,643
Anheuser-Busch InBev Worldwide Inc.
2.50% 07/15/22 (h)	227,000	225,298
Anthem Inc.
3.30% 01/15/23 (h)	183,000	185,703
Apache Corp.
5.10% 09/01/40 (h)	107,000	114,922
Apple Inc.
2.50% 02/09/22 (h)	96,000	96,114
2.85% 05/11/24 (h)	220,000	220,796
3.35% 02/09/27 (h)	107,000	109,503
3.45% 02/09/45 (h)	109,000	106,460
3.85% 08/04/46 (h)	281,000	292,532
4.25% 02/09/47 (h)	41,000	45,501
Applied Materials Inc.
3.30% 04/01/27 (h)	42,000	42,672
4.35% 04/01/47 (h)	65,000	72,922
Aptiv PLC
4.40% 10/01/46	99,000	102,584
Aramark Services Inc.
5.13% 01/15/24 (h)	208,000	218,010
Archer-Daniels-Midland Co.
2.50% 08/11/26 (h)	158,000	150,438
Arconic Inc.
6.15% 08/15/20	90,000	96,863
Ascension Health
4.85% 11/15/53 (h)	84,000	98,056
AstraZeneca PLC
2.38% 11/16/20 (h)	71,000	70,849
3.13% 06/12/27	81,000	80,450
3.38% 11/16/25 (h)	118,000	120,205
AT&T Inc.
2.45% 06/30/20 (h)	182,000	181,667
2.85% 02/14/23	141,000	141,482
3.00% 06/30/22 (h)	122,000	122,201
3.40% 08/14/24	103,000	103,496
3.90% 08/14/27	26,000	26,146
4.45% 04/01/24 (h)	150,000	158,504
4.50% 05/15/35 (h)	182,000	180,664
4.75% 05/15/46	116,000	113,471
4.80% 06/15/44 (h)	144,000	141,821
4.90% 08/14/37	128,000	129,501
5.15% 02/14/50	260,000	262,228
5.25% 03/01/37 (h)	156,000	165,162
5.30% 08/14/58	104,000	104,417
5.45% 03/01/47 (h)	196,000	210,004
Avangrid Inc.
3.15% 12/01/24	274,000	273,099
Baidu Inc.
2.88% 07/06/22	255,000	252,685

See Notes to Schedules of Investments and Notes to Financial Statements.

66	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Bank of America Corp.
2.65% 04/01/19	255,000	256,691
3.25% 10/21/27 (h)	3,000	2,973
3.95% 04/21/25 (h)	220,000	227,407
4.25% 10/22/26 (h)	106,000	111,696
Bank of America Corp. (2.37% fixed rate until 07/21/20; 0.66% + 3 month USD LIBOR thereafter)
2.37% 07/21/21(i)	176,000	175,613
Bank of America Corp. (3.12% fixed rate until 01/20/22; 1.16% + 3 month USD LIBOR thereafter)
3.12% 01/20/23 (h)(i)	277,000	280,823
Bank of America Corp. (3.42% fixed rate until 12/20/27; 1.04% + 3 month USD LIBOR thereafter)
3.42% 12/20/28 (b)(i)	242,000	241,685
Bank of America Corp. (4.24% fixed rate until 04/24/37; 1.81% + 3 month USD LIBOR thereafter)
4.24% 04/24/38 (h)(i)	222,000	240,650
Bank of America Corp. (4.44% fixed rate until 01/20/47; 1.99% + 3 month USD LIBOR thereafter)
4.44% 01/20/48 (h)(i)	111,000	124,586
Bank of America Corp. (8.00% fixed rate until 01/30/18; 3.63% + 3 month USD LIBOR thereafter)
8.00% 12/31/49 (i)	407,000	408,766
Barclays PLC
4.34% 01/10/28	200,000	207,034
4.84% 05/09/28	200,000	207,942
5.25% 08/17/45	205,000	238,518
Barrick North America Finance LLC
5.70% 05/30/41	41,000	50,143
BAT Capital Corp.
2.30% 08/14/20 (b)	178,000	176,971
2.76% 08/15/22 (b)	179,000	177,804
3.56% 08/15/27 (b)	189,000	189,189
4.39% 08/15/37 (b)	83,000	87,096
4.54% 08/15/47 (b)	154,000	162,549
Baxalta Inc.
2.88% 06/23/20	178,000	179,050
Becton Dickinson and Co.
2.89% 06/06/22	156,000	155,078
3.70% 06/06/27	263,000	264,904

	Principal Amount ($)	Fair Value $
3.73% 12/15/24	9,000	9,200
4.67% 06/06/47	50,000	53,961
4.69% 12/15/44	5,000	5,480
Berkshire Hathaway Energy Co.
6.13% 04/01/36 (h)	65,000	87,172
Berkshire Hathaway Inc.
4.50% 02/11/43	3,000	3,442
Berry Global Inc.
5.13% 07/15/23	260,000	270,400
BHP Billiton Finance USA Ltd.
5.00% 09/30/43	65,000	79,591
Biogen Inc.
2.90% 09/15/20	67,000	67,967
BNP Paribas S.A. (5.13% fixed rate until 11/15/27; 2.84% + USD 5 year Swap Rate thereafter)
5.13% 12/31/99 (b)(i)	200,000	199,754
BP Capital Markets PLC
1.38% 05/10/18 (h)	170,000	169,740
3.22% 11/28/23 (h)	180,000	184,115
3.28% 09/19/27	243,000	245,979
Braskem Netherlands Finance BV
3.50% 01/10/23 (b)	201,000	197,607
4.50% 01/10/28 (b)	201,000	198,496
Brighthouse Financial Inc.
3.70% 06/22/27 (b)	30,000	29,460
4.70% 06/22/47 (b)	16,000	16,310
Brixmor Operating Partnership LP
3.90% 03/15/27 (h)	172,000	170,418
Broadcom Corp./Broadcom Cayman Finance Ltd.
2.20% 01/15/21 (b)	71,000	69,368
2.65% 01/15/23 (b)	56,000	53,959
3.13% 01/15/25 (b)	70,000	66,935
3.88% 01/15/27 (b)(h)	109,000	107,532
Buckeye Partners LP
5.60% 10/15/44 (h)	103,000	108,268
Bunge Limited Finance Corp.
3.75% 09/25/27	173,000	170,398
Burlington Northern Santa Fe LLC
3.65% 09/01/25 (h)	128,000	134,437
Canadian Natural Resources Ltd.
3.85% 06/01/27 (h)	59,000	60,154
4.95% 06/01/47 (h)	47,000	52,732

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	67

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Capital One Financial Corp.
4.20% 10/29/25 (h)	200,000	205,758
Cardinal Health Inc.
2.62% 06/15/22 (h)	81,000	79,629
3.08% 06/15/24 (h)	95,000	93,540
3.41% 06/15/27 (h)	47,000	46,089
4.37% 06/15/47 (h)	41,000	40,844
Carlson Travel Inc.
6.75% 12/15/23 (h)(b)	264,000	238,920
Caterpillar Financial Services Corp.
2.55% 11/29/22	270,000	268,739
Caterpillar Inc.
4.30% 05/15/44 (h)	108,000	123,390
Catholic Health Initiatives
2.60% 08/01/18	125,000	125,397
4.35% 11/01/42	130,000	123,705
CBL & Associates LP
5.95% 12/15/26 (h)	32,000	29,798
CBS Corp.
2.50% 02/15/23	166,000	161,760
2.90% 01/15/27 (h)	112,000	105,055
CCO Holdings LLC/CCO Holdings Capital Corp.
5.88% 04/01/24 (b)(h)	189,000	197,033
Celgene Corp.
3.45% 11/15/27	176,000	176,077
4.35% 11/15/47	76,000	79,161
5.00% 08/15/45 (h)	105,000	119,429
Cenovus Energy Inc.
5.40% 06/15/47	31,000	32,597
CenterPoint Energy Inc.
2.50% 09/01/22	178,000	175,693
CenturyLink Inc.
5.80% 03/15/22 (h)	278,000	271,856
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.13% 12/15/21 (h)(b)	306,000	306,765
CF Industries Inc.
7.13% 05/01/20	179,000	195,110
Charter Communications Operating LLC/Charter Communications Operating Capital
3.58% 07/23/20 (h)	228,000	231,534
4.91% 07/23/25 (h)	228,000	242,179
5.38% 05/01/47	76,000	78,389
6.38% 10/23/35 (h)	34,000	39,796
6.48% 10/23/45 (h)	67,000	78,473
Chevron Corp.
3.19% 06/24/23 (h)	166,000	170,457

	Principal Amount ($)	Fair Value $
Church & Dwight Company Inc.
2.45% 08/01/22	93,000	91,736
3.15% 08/01/27	154,000	151,396
Cigna Corp.
3.25% 04/15/25 (h)	183,000	183,694
3.88% 10/15/47	104,000	104,056
Cimarex Energy Co.
3.90% 05/15/27 (h)	109,000	111,619
Cinemark USA Inc.
4.88% 06/01/23 (h)	180,000	182,250
Cisco Systems Inc.
2.50% 09/20/26 (h)	178,000	172,236
Citigroup Inc.
1.75% 05/01/18 (h)	192,000	191,840
2.05% 12/07/18 (h)	327,000	326,666
2.70% 10/27/22	173,000	171,384
2.90% 12/08/21	176,000	176,917
4.45% 09/29/27	62,000	65,484
4.65% 07/30/45 (h)	60,000	68,249
4.75% 05/18/46	105,000	116,172
Citigroup Inc. (2.88% fixed rate until 07/24/22; 0.95% + 3 month USD LIBOR thereafter)
2.88% 07/24/23	231,000	229,697
Citigroup Inc. (4.28% fixed rate until 04/24/47; 1.84% (i) + 3 month USD LIBOR thereafter)
4.28% 04/24/48 (h)(i)	124,000	134,779
CMS Energy Corp.
4.88% 03/01/44 (h)	190,000	222,165
CNA Financial Corp.
3.45% 08/15/27	107,000	105,408
5.88% 08/15/20 (h)	279,000	300,455
CNOOC Nexen Finance 2014 ULC
4.25% 04/30/24	423,000	446,481
Columbia Pipeline Group Inc.
3.30% 06/01/20 (h)	118,000	119,604
Comcast Corp.
3.38% 08/15/25 (h)	20,000	20,515
3.97% 11/01/47	68,000	69,918
4.20% 08/15/34 (h)	166,000	177,695
4.60% 08/15/45 (h)	169,000	190,416
Concho Resources Inc.
3.75% 10/01/27	51,000	51,540
4.88% 10/01/47	69,000	75,276
ConocoPhillips Co.
3.35% 11/15/24 (h)	95,000	98,005
5.95% 03/15/46 (h)	37,000	49,904

See Notes to Schedules of Investments and Notes to Financial Statements.

68	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Consolidated Edison Company of New York Inc.
2.90% 12/01/26 (h)	137,000	134,250
Constellation Brands Inc.
2.70% 05/09/22 (h)	156,000	154,939
4.50% 05/09/47 (h)	48,000	52,464
Continental Resources Inc.
5.00% 09/15/22	90,000	91,350
Corning Inc.
4.38% 11/15/57	87,000	86,356
Corporation Andina de Fomento
2.20% 07/18/20	190,000	188,662
4.38% 06/15/22	304,000	323,900
Costco Wholesale Corp.
3.00% 05/18/27 (h)	77,000	77,110
Credit Suisse AG
1.70% 04/27/18 (h)	356,000	355,735
Credit Suisse Group Funding Guernsey Ltd.
3.13% 12/10/20	250,000	253,180
3.80% 06/09/23 (h)	470,000	484,424
CSX Corp.
4.50% 08/01/54 (h)	99,000	105,721
CVS Health Corp.
3.88% 07/20/25 (h)	116,000	119,487
5.13% 07/20/45 (h)	107,000	122,609
D.R. Horton Inc.
2.55% 12/01/20	193,000	192,766
Daimler Finance North America LLC
2.38% 08/01/18 (b)(h)	378,000	378,798
Dana Financing Luxembourg Sarl
6.50% 06/01/26 (b)(h)	250,000	270,938
Danaher Corp.
4.38% 09/15/45 (h)	51,000	57,555
Dell International LLC/EMC Corp.
3.48% 06/01/19 (b)(h)	218,000	220,697
5.45% 06/15/23 (b)	155,000	167,326
6.02% 06/15/26 (b)(h)	92,000	101,390
8.35% 07/15/46 (b)(h)	51,000	65,772
Deutsche Bank AG
2.70% 07/13/20	155,000	154,346
3.30% 11/16/22	205,000	204,159
3.70% 05/30/24	94,000	94,643
Deutsche Telekom International Finance BV
2.49% 09/19/23 (b)(h)	300,000	290,636
Devon Energy Corp.
5.00% 06/15/45 (h)	81,000	90,633
5.85% 12/15/25 (h)	54,000	63,047

	Principal Amount ($)	Fair Value $
Dexia Credit Local S.A.
2.25% 01/30/19 (b)	343,000	343,370
Diageo Investment Corp.
2.88% 05/11/22 (h)	168,000	170,339
Discover Bank
3.10% 06/04/20 (h)	291,000	294,120
Discovery Communications LLC
2.20% 09/20/19	190,000	189,130
3.95% 03/20/28	190,000	188,508
5.00% 09/20/37	75,000	77,588
5.20% 09/20/47	75,000	78,154
Dollar General Corp.
1.88% 04/15/18 (h)	362,000	361,791
Dominion Energy Inc.
2.58% 07/01/20 (h)	124,000	123,965
3.63% 12/01/24 (h)	135,000	139,641
DTE Energy Co.
2.85% 10/01/26 (h)	123,000	118,154
Duke Energy Corp.
3.75% 09/01/46 (h)	77,000	76,290
Duke Energy Progress LLC
4.15% 12/01/44 (h)	114,000	124,771
Duke Realty LP
3.38% 12/15/27	195,000	195,683
Duquesne Light Holdings Inc.
3.62% 08/01/27 (b)	173,000	172,851
Eastman Chemical Co.
3.60% 08/15/22	75,000	77,300
Eaton Corp.
3.10% 09/15/27	173,000	169,898
Ecolab Inc.
3.25% 12/01/27 (b)	118,000	117,849
3.95% 12/01/47 (b)	69,000	70,612
Ecopetrol S.A.
5.88% 05/28/45	132,000	135,634
EI du Pont de Nemours & Co. 0.53% + 3 month USD LIBOR
1.91% 05/01/20 (h)(i)	172,000	173,080
Electricite de France S.A.
2.15% 01/22/19 (b)	224,000	224,028
Eli Lilly & Co.
3.10% 05/15/27 (h)	83,000	84,250
3.70% 03/01/45 (h)	33,000	34,044
3.95% 05/15/47 (h)	49,000	52,721
EMC Corp.
2.65% 06/01/20	447,000	440,854
Emera US Finance LP
3.55% 06/15/26 (h)	102,000	102,260
4.75% 06/15/46 (h)	41,000	45,038
Enbridge Energy Partners LP
5.50% 09/15/40 (h)	30,000	32,861

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	69

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Encana Corp.
3.90% 11/15/21 (h)	179,000	183,587
Endo Dac/Endo Finance LLC/Endo Finco Inc.
5.88% 10/15/24 (b)(h)	264,000	268,620
Enel Finance International N.V.
3.63% 05/25/27 (b)(h)	273,000	271,240
Energy Transfer Equity LP
5.88% 01/15/24 (h)	677,000	711,696
Energy Transfer LP
5.30% 04/15/47 (h)	86,000	85,297
6.50% 02/01/42 (h)	167,000	188,657
Energy Transfer LP/Regency Energy Finance Corp.
4.50% 11/01/23 (h)	145,000	149,817
Entergy Louisiana LLC
3.05% 06/01/31 (h)	122,000	118,145
Enterprise Products Operating LLC
3.95% 02/15/27 (h)	144,000	149,900
Envision Healthcare Corp.
6.25% 12/01/24 (b)	284,000	293,585
EOG Resources Inc.
4.15% 01/15/26 (h)	169,000	179,912
EQT Corp.
3.00% 10/01/22	69,000	68,258
3.90% 10/01/27	104,000	103,646
ERP Operating LP
4.50% 07/01/44 (h)	75,000	82,199
Exelon Corp.
3.50% 06/01/22 (h)	128,000	130,340
4.45% 04/15/46 (h)	178,000	192,940
Express Scripts Holding Co.
3.40% 03/01/27 (h)	182,000	178,373
4.80% 07/15/46 (h)	54,000	57,430
Exxon Mobil Corp.
2.22% 03/01/21 (h)	40,000	39,967
3.04% 03/01/26 (h)	79,000	80,183
FedEx Corp.
4.10% 02/01/45 (h)	2,000	2,037
FirstEnergy Corp.
3.90% 07/15/27	104,000	106,620
4.85% 07/15/47	37,000	41,090
Florida Power & Light Co.
4.13% 02/01/42 (h)	121,000	133,447
Ford Motor Co.
4.35% 12/08/26 (h)	180,000	188,032
Ford Motor Credit Company LLC
3.22% 01/09/22 (h)	440,000	443,040
Freeport-McMoRan Inc.
3.10% 03/15/20	268,000	266,338

	Principal Amount ($)	Fair Value $
Frontier Communications Corp.
7.13% 03/15/19 (h)	363,000	347,572
General Dynamics Corp.
2.13% 08/15/26 (h)	66,000	61,864
General Motors Co.
5.20% 04/01/45 (h)	34,000	35,904
General Motors Financial Company Inc.
3.15% 01/15/20 (h)	220,000	222,330
3.20% 07/13/20 (h)	59,000	59,739
5.25% 03/01/26 (h)	181,000	198,724
Gilead Sciences Inc.
1.95% 03/01/22 (h)	109,000	106,389
2.95% 03/01/27	77,000	75,716
3.65% 03/01/26 (h)	122,000	126,610
4.15% 03/01/47 (h)	104,000	110,661
4.80% 04/01/44 (h)	75,000	86,903
Glencore Finance Canada Ltd.
5.55% 10/25/42 (h)(b)	46,000	50,827
Glencore Funding LLC
3.88% 10/27/27 (b)	107,000	105,975
4.00% 03/27/27 (b)(h)	110,000	110,442
Grupo Televisa SAB
5.00% 05/13/45 (h)	204,000	207,894
H&E Equipment Services Inc.
5.63% 09/01/25 (b)	25,000	26,188
Halliburton Co.
3.80% 11/15/25 (h)	169,000	175,272
5.00% 11/15/45 (h)	100,000	114,705
HCA Inc.
4.75% 05/01/23 (h)	521,000	539,235
Hess Corp.
4.30% 04/01/27 (h)	52,000	51,982
5.60% 02/15/41 (h)	52,000	55,930
5.80% 04/01/47 (h)	34,000	37,797
Hewlett Packard Enterprise Co.
6.35% 10/15/45 (h)	53,000	56,516
Hilcorp Energy I LP/Hilcorp Finance Co.
5.75% 10/01/25 (b)	194,000	198,850
HSBC Holdings PLC
2.95% 05/25/21	200,000	201,452
4.25% 03/14/24 (h)	222,000	231,635
HSBC Holdings PLC (3.26% fixed rate until 03/13/22; 1.06% + 3 month USD LIBOR thereafter)
3.26% 03/13/23 (h)(i)	205,000	207,712

See Notes to Schedules of Investments and Notes to Financial Statements.

70	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

HSBC Holdings PLC (6.00% fixed rate until 05/22/27; 3.75% + USD 5 year Mid-Market Swap Rate thereafter)
6.00% 12/31/99 (h)(i)	465,000	488,831
Hyundai Capital America
3.10% 04/05/22 (b)(h)	86,000	85,542
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
6.00% 08/01/20	268,000	275,129
ING Bank N.V.
2.70% 08/17/20 (b)(h)	200,000	200,898
Ingersoll-Rand Luxembourg Finance S.A.
3.55% 11/01/24 (h)	219,000	226,041
Intel Corp.
2.60% 05/19/26 (h)	106,000	103,605
2.88% 05/11/24 (h)	81,000	81,713
International Business Machines Corp.
3.30% 01/27/27 (h)	102,000	104,285
3.63% 02/12/24 (h)	200,000	209,308
International Paper Co.
4.40% 08/15/47 (h)	152,000	159,720
Interstate Power & Light Co.
3.40% 08/15/25 (h)	378,000	383,641
Intesa Sanpaolo S.p.A.
3.88% 07/14/27 (b)	267,000	266,778
IPALCO Enterprises Inc.
3.70% 09/01/24 (b)	20,000	19,935
j2 Cloud Services LLC/j2 Global Co-Obligor Inc.
6.00% 07/15/25 (b)	159,000	167,348
JB Poindexter & Company Inc.
9.00% 04/01/22 (b)(h)	96,000	99,600
Jefferies Group LLC
5.13% 01/20/23 (h)	144,000	155,730
6.50% 01/20/43 (h)	119,000	139,460
Johnson & Johnson
2.63% 01/15/25	352,000	350,863
3.63% 03/03/37 (h)	127,000	134,071
Johnson Controls International PLC
4.50% 02/15/47 (h)	63,000	68,981
JPMorgan Chase & Co.
2.30% 08/15/21 (h)	196,000	194,140
2.55% 10/29/20 (h)	197,000	197,506
3.30% 04/01/26 (h)	195,000	196,361
3.63% 12/01/27 (h)	114,000	115,226

	Principal Amount ($)	Fair Value $
JPMorgan Chase & Co. (3.88% fixed rate until 07/24/37; 1.36% + 3 month USD LIBOR thereafter)
3.88% 07/24/38 (i)	232,000	238,208
JPMorgan Chase & Co. (4.03% fixed rate until 07/24/47; 1.46% + 3 month USD LIBOR thereafter)
4.03% 07/24/48 (i)	115,000	119,532
JPMorgan Chase & Co. (4.63% fixed rate until 11/01/22; 2.58% + 3 month USD LIBOR thereafter)
4.63% 12/31/99 (i)	178,000	174,253
JPMorgan Chase & Co. (6.10% fixed rate until 10/01/24; 3.33% + 3 month USD LIBOR thereafter)
6.10% 10/29/49 (h)(i)	429,000	471,385
JPMorgan Chase & Co. (7.90% fixed rate until 04/30/18; 3.47% + 3 month USD LIBOR thereafter)
7.90% 12/29/49 (i)	173,000	175,315
Kinder Morgan Energy Partners LP
3.50% 09/01/23	110,000	110,351
6.38% 03/01/41	73,000	84,724
Kinder Morgan Inc.
3.05% 12/01/19	67,000	67,587
5.05% 02/15/46	73,000	75,532
5.55% 06/01/45	122,000	133,319
Kraft Heinz Foods Co.
3.00% 06/01/26	138,000	132,677
4.38% 06/01/46	140,000	138,669
Kreditanstalt fuer Wiederaufbau
4.50% 07/16/18	217,000	220,151
Lee Enterprises Inc.
9.50% 03/15/22 (b)	347,000	358,494
Lennar Corp.
4.50% 11/15/19	159,000	162,458
4.75% 05/30/25	174,000	180,525
4.75% 11/29/27 (b)	182,000	186,550
Levi Strauss & Co.
5.00% 05/01/25	259,000	269,360
Lincoln National Corp.
3.63% 12/12/26	107,000	109,322
Lithia Motors Inc.
5.25% 08/01/25 (b)	58,000	60,465

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	71

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Lloyds Banking Group PLC (2.91% fixed rate until 11/07/22; 0.81% + 3 month USD LIBOR thereafter)
2.91% 11/07/23 (i)	203,000	201,041
Lockheed Martin Corp.
3.55% 01/15/26	139,000	144,433
Lowe’s Companies Inc.
3.70% 04/15/46	86,000	86,323
LYB International Finance BV
4.88% 03/15/44	53,000	59,319
LYB International Finance II BV
3.50% 03/02/27	157,000	157,683
Macy’s Retail Holdings Inc.
4.30% 02/15/43	44,000	35,376
Marathon Oil Corp.
3.85% 06/01/25	91,000	92,575
Marathon Petroleum Corp.
3.63% 09/15/24	155,000	158,337
Marsh & McLennan Companies Inc.
3.50% 03/10/25	178,000	183,299
Masco Corp.
3.50% 11/15/27	69,000	68,085
McDonald’s Corp.
3.70% 01/30/26	42,000	43,740
4.88% 12/09/45	71,000	82,131
Medtronic Inc.
3.50% 03/15/25 (h)	87,000	90,396
4.63% 03/15/45 (h)	109,000	126,837
Memorial Sloan-Kettering Cancer Center
4.13% 07/01/52 (h)	133,000	140,581
Merck & Company Inc.
2.75% 02/10/25 (h)	174,000	173,471
MetLife Inc.
4.72% 12/15/44 (h)	108,000	125,095
Mexichem SAB de C.V.
5.50% 01/15/48 (b)	200,000	195,612
MGM Resorts International
4.63% 09/01/26 (h)	167,000	169,088
6.63% 12/15/21 (h)	431,000	472,893
Microsoft Corp.
1.55% 08/08/21 (h)	178,000	173,363
2.40% 08/08/26 (h)	213,000	205,311
3.45% 08/08/36 (h)	109,000	112,308
3.70% 08/08/46 (h)	109,000	113,622
4.00% 02/12/55 (h)	135,000	145,414
4.10% 02/06/37 (h)	61,000	68,096
4.25% 02/06/47 (h)	43,000	49,183
4.50% 02/06/57	52,000	61,428

	Principal Amount ($)	Fair Value $
Mizuho Bank Ltd.
2.45% 04/16/19 (b)(h)	508,000	508,373
Mizuho Financial Group Inc.
2.63% 04/12/21 (h)(b)	205,000	204,421
Molina Healthcare Inc.
4.88% 06/15/25 (b)	179,000	178,553
Molson Coors Brewing Co.
2.10% 07/15/21 (h)	228,000	223,378
3.00% 07/15/26 (h)	77,000	75,345
4.20% 07/15/46 (h)	75,000	76,524
Monsanto Co.
4.70% 07/15/64 (h)	43,000	44,813
Morgan Stanley
2.45% 02/01/19 (h)	605,000	606,289
2.63% 11/17/21 (h)	216,000	214,942
2.65% 01/27/20 (h)	200,000	200,886
2.75% 05/19/22	176,000	175,296
3.70% 10/23/24(h)	87,000	89,873
3.95% 04/23/27 (h)	188,000	191,393
4.10% 05/22/23 (h)	315,000	328,592
4.38% 01/22/47 (h)	162,000	177,842
Morgan Stanley (3.97% fixed rate until 07/22/37; 1.46% + 3 month USD LIBOR thereafter)
3.97% 07/22/38 (i)	105,000	108,398
MPLX LP
5.20% 03/01/47 (h)	38,000	41,460
Murphy Oil Corp.
5.75% 08/15/25	311,000	317,803
Mylan N.V.
3.15% 06/15/21 (h)	95,000	95,486
3.95% 06/15/26 (h)	89,000	89,696
National Retail Properties Inc.
4.00% 11/15/25 (h)	182,000	186,319
Navient Corp.
8.00% 03/25/20	358,000	387,087
Newell Brands Inc.
3.85% 04/01/23 (h)	200,000	207,036
4.20% 04/01/26 (h)	199,000	208,033
5.50% 04/01/46 (h)	64,000	76,399
Newmont Mining Corp.
4.88% 03/15/42 (h)	144,000	159,363
Nexen Energy ULC
6.40% 05/15/37 (h)	86,000	112,516
NGPL PipeCo LLC
4.88% 08/15/27 (b)	51,000	52,849
Noble Energy Inc.
3.90% 11/15/24 (h)	185,000	191,105
Nordstrom Inc.
5.00% 01/15/44	8,000	7,714

See Notes to Schedules of Investments and Notes to Financial Statements.

72	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Northern States Power Co.
2.20% 08/15/20 (h)	380,000	379,514
Northrop Grumman Corp.
2.08% 10/15/20	71,000	70,417
2.55% 10/15/22	178,000	176,660
2.93% 01/15/25	180,000	178,780
3.25% 01/15/28	216,000	216,369
3.85% 04/15/45 (h)	41,000	41,515
4.03% 10/15/47	108,000	112,721
Novartis Capital Corp.
3.00% 11/20/25 (h)	28,000	28,292
NRG Energy Inc.
6.25% 07/15/22 (h)	257,000	267,280
Nucor Corp.
4.13% 09/15/22 (h)	82,000	86,647
NuStar Logistics LP
4.80% 09/01/20	179,000	181,349
Occidental Petroleum Corp.
4.10% 02/15/47 (h)	51,000	54,100
Omnicom Group Inc.
3.63% 05/01/22 (h)	137,000	141,633
Oncor Electric Delivery Company LLC
3.80% 09/30/47 (b)	28,000	29,106
Oracle Corp.
1.90% 09/15/21 (h)	119,000	117,035
2.40% 09/15/23 (h)	121,000	119,540
3.25% 11/15/27	178,000	181,024
3.80% 11/15/37	68,000	71,425
4.00% 07/15/46 (h)	109,000	115,990
4.00% 11/15/47	68,000	72,301
4.13% 05/15/45 (h)	69,000	74,370
Owens-Brockway Glass Container Inc.
6.38% 08/15/25 (b)	100,000	111,750
Pacific Gas & Electric Co.
3.40% 08/15/24 (h)	562,000	572,296
PacifiCorp
6.25% 10/15/37 (h)	6,000	8,239
Packaging Corporation of America
3.40% 12/15/27	195,000	195,936
Parker-Hannifin Corp.
3.25% 03/01/27	346,000	348,775
Penske Automotive Group Inc.
5.38% 12/01/24	95,000	96,425
PepsiCo Inc.
3.45% 10/06/46 (h)	68,000	65,958
Perrigo Finance Unlimited Co.
3.90% 12/15/24 (h)	223,000	226,869

	Principal Amount ($)	Fair Value $
Petroleos Mexicanos
4.50% 01/23/26 (h)	82,000	81,876
5.63% 01/23/46 (h)	72,000	66,938
6.38% 01/23/45 (h)	101,000	101,963
6.50% 03/13/27 (b)	159,000	174,331
6.75% 09/21/47	164,000	171,764
PetSmart Inc.
5.88% 06/01/25 (b)(h)	260,000	197,600
Pfizer Inc.
3.00% 12/15/26 (h)	149,000	150,016
4.13% 12/15/46 (h)	92,000	101,898
4.40% 05/15/44 (h)	52,000	59,588
Philip Morris International Inc.
4.13% 03/04/43 (h)	168,000	173,400
Phillips 66 Partners LP
3.75% 03/01/28	178,000	177,833
4.68% 02/15/45	107,000	109,699
Plains All American Pipeline LP/PAA Finance Corp.
4.70% 06/15/44 (h)	74,000	69,264
5.75% 01/15/20	120,000	126,426
Potash Corporation of Saskatchewan Inc.
4.00% 12/15/26 (h)	92,000	95,630
PPL Capital Funding Inc.
3.10% 05/15/26 (h)	238,000	233,611
Precision Castparts Corp.
4.38% 06/15/45 (h)	109,000	122,678
Prudential Financial Inc. (4.50% fixed rate until 09/15/27; 2.38% + 3 month USD LIBOR thereafter)
4.50% 09/15/47 (i)	86,000	87,124
Prudential Financial Inc. (5.38% fixed rate until 05/15/25; 3.03% + 3 month USD LIBOR thereafter)
5.38% 05/15/45 (h)(i)	181,000	194,526
Public Service Electric & Gas Co.
2.38% 05/15/23 (h)	397,000	390,473
PulteGroup Inc.
4.25% 03/01/21 (h)	80,000	82,350
5.50% 03/01/26 (h)	200,000	217,000
QUALCOMM Inc.
2.90% 05/20/24 (h)	21,000	20,493
3.00% 05/20/22	97,000	97,178
3.25% 05/20/27	58,000	56,599
4.30% 05/20/47 (h)	39,000	39,327
Realty Income Corp.
3.00% 01/15/27 (h)	101,000	96,718

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	73

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Republic Services Inc.
3.38% 11/15/27	78,000	78,690
Reynolds American Inc.
4.45% 06/12/25 (h)	16,000	17,061
Rio Tinto Finance USA PLC
4.13% 08/21/42 (h)	94,000	101,708
Rockwell Collins Inc.
3.50% 03/15/27 (h)	45,000	45,750
Rogers Communications Inc.
5.00% 03/15/44 (h)	61,000	70,304
Royal Bank of Scotland Group PLC (3.50% fixed rate until 05/15/22; 1.48% + 3 month USD LIBOR thereafter)
3.50% 05/15/23 (h)(i)	200,000	200,414
RPM International Inc.
3.75% 03/15/27 (h)	168,000	170,231
Ryder System Inc.
2.45% 09/03/19 (h)	410,000	409,721
Sabine Pass Liquefaction LLC
4.20% 03/15/28	147,000	149,246
5.00% 03/15/27	76,000	81,250
Santander Holdings USA Inc.
2.65% 04/17/20	336,000	335,587
3.70% 03/28/22 (b)(h)	283,000	286,750
4.40% 07/13/27 (b)	122,000	124,851
Santander UK Group Holdings PLC
4.75% 09/15/25 (b)(h)	200,000	209,678
Schlumberger Holdings Corp.
3.00% 12/21/20 (b)(h)	137,000	138,775
Select Income REIT
4.25% 05/15/24 (h)	194,000	192,396
Shell International Finance BV
2.88% 05/10/26 (h)	180,000	179,534
3.40% 08/12/23 (h)	139,000	144,133
3.75% 09/12/46 (h)	63,000	64,265
4.13% 05/11/35 (h)	95,000	104,103
Shire Acquisitions Investments Ireland DAC
2.88% 09/23/23 (h)	45,000	44,172
3.20% 09/23/26 (h)	86,000	84,017
Simon Property Group LP
3.38% 06/15/27 (h)	178,000	179,262
Sinclair Television Group Inc.
5.38% 04/01/21 (h)	452,000	459,910
Smithfield Foods Inc.
2.70% 01/31/20 (b)(h)	81,000	80,471
4.25% 02/01/27 (b)(h)	115,000	118,012
Southern California Edison Co.
2.40% 02/01/22 (h)	150,000	148,655

	Principal Amount ($)	Fair Value $
Southern Copper Corp.
5.88% 04/23/45 (h)	81,000	98,025
Spectra Energy Partners LP
3.38% 10/15/26 (h)	64,000	63,178
4.50% 03/15/45 (h)	36,000	37,140
Sprint Corp.
7.63% 02/15/25	472,000	493,240
Standard Industries Inc.
5.38% 11/15/24 (b)	516,000	539,220
Statoil ASA
3.95% 05/15/43 (h)	104,000	108,647
Sumitomo Mitsui Banking Corp.
2.25% 07/11/19	272,000	271,761
Suncor Energy Inc.
4.00% 11/15/47	46,000	47,047
Sunoco Logistics Partners Operations LP
5.40% 10/01/47	170,000	171,596
Sysco Corp.
3.25% 07/15/27	155,000	155,057
T-Mobile USA Inc.
6.63% 04/01/23 (h)	257,000	266,638
Tampa Electric Co.
4.35% 05/15/44 (h)	151,000	163,939
Target Corp.
2.50% 04/15/26 (h)	181,000	173,975
Teachers Insurance & Annuity Association of America
4.90% 09/15/44 (b)(h)	161,000	184,164
Teck Resources Ltd.
4.75% 01/15/22	163,000	169,316
Telefonica Emisiones SAU
4.10% 03/08/27 (h)	300,000	309,249
Tenet Healthcare Corp.
4.75% 06/01/20 (h)	426,000	435,052
6.00% 10/01/20 (h)	416,000	438,880
Teva Pharmaceutical Finance Netherlands III BV
1.40% 07/20/18	309,000	306,825
1.70% 07/19/19	425,000	412,939
3.15% 10/01/26 (h)	135,000	111,487
4.10% 10/01/46 (h)	38,000	29,000
The Allstate Corp.
4.20% 12/15/46 (h)	82,000	89,554
The Allstate Corp. (5.75% fixed rate until 08/15/23; 2.94% + 3 month USD LIBOR thereafter)
5.75% 08/15/53 (h)(i)	205,000	223,751

See Notes to Schedules of Investments and Notes to Financial Statements.

74	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

The Bank of New York Mellon Corp. (2.66% fixed rate until 05/16/22; 0.63% + 3 month USD LIBOR thereafter)
2.66% 05/16/23 (h)(i)	179,000	178,508
The Bank of New York Mellon Corp. (4.63% fixed rate until 09/20/26; 3.13% + 3 month USD LIBOR thereafter)
4.63% 12/29/49 (h)(i)	224,000	227,640
The Bank of Nova Scotia (4.65% fixed rate until 10/12/22; 2.65% + 3 month USD LIBOR thereafter)
4.65% 12/31/99 (i)	242,000	240,618
The Bank of Tokyo-Mitsubishi UFJ Ltd.
2.30% 03/10/19 (b)(h)	600,000	600,279
The Dow Chemical Co.
4.25% 10/01/34 (h)	172,000	180,662
The Goldman Sachs Group Inc.
2.30% 12/13/19 (h)	605,000	603,730
2.35% 11/15/21 (h)	211,000	207,732
2.38% 01/22/18 (h)	471,000	471,096
2.63% 04/25/21 (h)	270,000	269,852
2.90% 07/19/18 (h)	169,000	169,717
3.85% 01/26/27 (h)	103,000	105,752
4.25% 10/21/25 (h)	63,000	65,811
4.80% 07/08/44 (h)	177,000	202,453
5.15% 05/22/45 (h)	181,000	210,134
The Goldman Sachs Group Inc. (2.91% fixed rate until 06/05/22; 1.05% + 3 month USD LIBOR thereafter)
2.91% 06/05/23 (h)(i)	355,000	352,377
The Goldman Sachs Group Inc. (3.27% fixed rate until 09/29/24; 1.20% + 3 month USD LIBOR thereafter)
3.27% 09/29/25 (i)	195,000	194,085
The Goldman Sachs Group Inc. (4.02% fixed rate until 10/31/37; 1.37% + 3 month USD LIBOR thereafter)
4.02% 10/31/38 (i)	119,000	122,439
The Home Depot Inc.
3.35% 09/15/25 (h)	98,000	101,149
3.50% 09/15/56	128,000	123,031
3.90% 06/15/47 (h)	98,000	103,381
The Korea Development Bank
3.38% 09/16/25	205,000	207,050

	Principal Amount ($)	Fair Value $
The Kroger Co.
2.95% 11/01/21	240,000	242,426
4.65% 01/15/48	118,000	121,295
The Mosaic Co.
5.63% 11/15/43 (h)	37,000	40,051
The Nielsen Company Luxembourg Sarl
5.00% 02/01/25 (a)(h)	168,000	173,880
The Sherwin-Williams Co.
2.25% 05/15/20 (h)	156,000	155,543
2.75% 06/01/22 (h)	64,000	63,812
3.45% 06/01/27 (h)	10,000	10,157
4.50% 06/01/47 (h)	77,000	84,487
The Southern Co.
3.25% 07/01/26 (h)	98,000	96,297
4.40% 07/01/46 (h)	69,000	73,739
The Southern Co. (5.50% fixed rate until 03/15/22; 3.63% + 3 month USD LIBOR thereafter)
5.50% 03/15/57 (h)(i)	133,000	140,892
The Toronto-Dominion Bank (3.63% fixed rate until 09/15/26; 2.21% + USD 5 year Swap Rate thereafter)
3.63% 09/15/31 (h)(i)	306,000	305,018
The Walt Disney Co.
4.13% 06/01/44 (h)	51,000	55,073
Time Warner Cable LLC
4.50% 09/15/42 (h)	34,000	31,769
6.55% 05/01/37 (h)	112,000	130,975
Time Warner Inc.
5.35% 12/15/43 (h)	173,000	191,613
Tyco Electronics Group S.A.
2.35% 08/01/19 (h)	308,000	307,733
3.13% 08/15/27	173,000	172,135
Tyson Foods Inc.
2.65% 08/15/19 (h)	67,000	67,304
4.55% 06/02/47 (h)	64,000	69,900
U.S. Bancorp (5.13% fixed rate until 01/15/21; 3.49% + 3 month USD LIBOR thereafter)
5.13% 12/29/49 (h)(i)	380,000	395,200
UBS Group Funding Switzerland AG
2.95% 09/24/20 (b)(h)	401,000	405,178
Union Pacific Corp.
3.60% 09/15/37	42,000	43,245
4.10% 09/15/67	69,000	72,171
United Technologies Corp.
2.65% 11/01/26 (h)	140,000	134,954
3.75% 11/01/46 (h)	63,000	62,838

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	75

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

UnitedHealth Group Inc.
4.75% 07/15/45 (h)	29,000	34,172
Vale Overseas Ltd.
4.38% 01/11/22 (h)	104,000	107,694
5.88% 06/10/21 (h)	207,000	225,798
6.25% 08/10/26 (h)	26,000	30,163
6.88% 11/10/39 (h)	59,000	72,455
Valeant Pharmaceuticals International Inc.
7.00% 03/15/24 (b)	341,000	366,575
Valvoline Inc.
4.38% 08/15/25	146,000	147,082
Ventas Realty LP
3.25% 10/15/26 (h)	196,000	191,241
Verizon Communications Inc.
3.38% 02/15/25 (b)	87,000	87,466
4.40% 11/01/34 (h)	167,000	169,969
4.67% 03/15/55 (h)	118,000	114,407
4.86% 08/21/46 (h)	350,000	364,497
5.01% 04/15/49	70,000	73,382
5.25% 03/16/37 (h)	114,000	125,389
Viacom Inc.
3.45% 10/04/26 (h)	112,000	106,984
5.25% 04/01/44	32,000	31,554
Virgin Media Finance PLC
5.75% 01/15/25 (b)(h)	435,000	443,700
Virginia Electric & Power Co.
4.00% 11/15/46 (h)	205,000	219,448
Visa Inc.
3.15% 12/14/25 (h)	76,000	77,674
4.30% 12/14/45 (h)	99,000	112,763
Vornado Realty LP
3.50% 01/15/25	116,000	115,950
Vulcan Materials Co.
3.90% 04/01/27	79,000	80,777
Wabtec Corp.
3.45% 11/15/26	71,000	69,434
Wal-Mart Stores Inc.
3.63% 12/15/47	95,000	99,592
Walgreens Boots Alliance Inc.
4.65% 06/01/46 (h)	54,000	57,027
WEC Energy Group Inc.
3.55% 06/15/25 (h)	163,000	167,096
WellCare Health Plans Inc.
5.25% 04/01/25 (h)	212,000	224,190
Wells Fargo & Co.
2.63% 07/22/22	347,000	344,980
3.90% 05/01/45 (h)	93,000	96,303
4.75% 12/07/46 (h)	104,000	115,988

	Principal Amount ($)	Fair Value $
Wells Fargo & Co. (3.58% fixed rate until 05/22/27; 1.31% + 3 month USD LIBOR thereafter)
3.58% 05/22/28 (h)(i)	132,000	134,478
Wells Fargo & Co. (5.88% fixed rate until 06/15/25; 3.99% + 3 month USD LIBOR thereafter)
5.88% 12/29/49 (h)(i)	264,000	292,393
Wells Fargo & Co. (5.90% fixed rate until 06/15/24; 3.11% + 3 month USD LIBOR thereafter)
5.90% 12/29/49 (h)(i)	249,000	266,355
Wells Fargo & Co. (7.98% fixed rate until 03/15/18; 3.77% + 3 month USD LIBOR thereafter)
7.98% 03/29/49 (i)	190,000	191,953
Western Digital Corp.
7.38% 04/01/23 (b)(h)	40,000	43,100
Western Gas Partners LP
5.38% 06/01/21	145,000	153,630
Westlake Chemical Corp.
3.60% 08/15/26 (h)	51,000	51,420
4.38% 11/15/47	23,000	23,779
5.00% 08/15/46 (h)	51,000	57,238
WestRock Co.
3.00% 09/15/24 (b)	135,000	133,615
Williams Partners LP
3.75% 06/15/27	63,000	63,117
3.90% 01/15/25 (h)	108,000	110,393
4.90% 01/15/45 (h)	54,000	57,291
5.40% 03/04/44 (h)	34,000	38,338
Willis North America Inc.
3.60% 05/15/24 (h)	178,000	180,763
WPP Finance 2010
3.75% 09/19/24 (h)	128,000	130,835
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25% 05/15/27 (b)(h)	212,000	214,777
Xilinx Inc.
2.95% 06/01/24 (h)	129,000	128,186
XLIT Ltd.
5.25% 12/15/43	63,000	71,816
XPO Logistics Inc.
6.50% 06/15/22 (b)(h)	161,000	168,044
Yamana Gold Inc.
4.63% 12/15/27 (b)	115,000	115,675
Zoetis Inc.
3.00% 09/12/27	77,000	75,250

		99,608,311

See Notes to Schedules of Investments and Notes to Financial Statements.

76	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Non-Agency Collateralized Mortgage Obligations - 3.6%
American Tower Trust I (REIT)
1.55% 03/15/43 (b)	627,000	626,150
BXP Trust 2017-GM
3.38% 06/13/39 (b)	714,000	729,377
Citigroup Commercial Mortgage Trust 2016-P5
2.94% 10/10/49	399,397	394,250
Citigroup Commercial Mortgage Trust 2016-P6
3.72% 12/10/49 (i)	985,118	1,029,859
4.03% 12/10/49 (i)	336,823	351,768
COMM 2013-LC13 Mortgage Trust
4.56% 08/10/46 (b)(i)	170,000	180,907
COMM 2014-CR14 Mortgage Trust
4.53% 02/10/47 (i)	240,000	256,168
GS Mortgage Securities Corp. II
3.47% 11/10/50	767,075	785,575
GS Mortgage Securities Trust 2015-GC28
1.14% 02/10/48 (g)(i)	2,683,723	139,140
GS Mortgage Securities Trust 2016-GS3
2.85% 10/10/49	758,000	743,890
GS Mortgage Securities Trust 2017-GS5
3.67% 03/10/50	822,216	862,213
GS Mortgage Securities Trust II 2012-GCJ9
1.97% 11/10/45 (g)(i)	744,225	58,751
Impac CMB Trust 2004-5 0.72% + 1 month USD LIBOR
2.27% 10/25/34 (i)	82,162	80,085
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9
1.56% 12/15/47 (g)(i)	930,281	53,188
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03% 07/15/45 (i)	125,000	130,511
LB-UBS Commercial Mortgage Trust 2004-C8
0.35% 12/15/39 (b)(g)(i)	84,023	172
LB-UBS Commercial Mortgage Trust 2007-C6
6.11% 07/15/40 (i)	64,110	64,077
6.11% 07/15/40 (b)	137,146	137,118

	Principal Amount ($)	Fair Value $
MASTR Alternative Loan Trust 2003-5
5.00% 08/25/18 (g)	3,204	28
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20
1.38% 02/15/48 (g)(i)	3,066,063	207,800
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21
0.96% 03/15/48 (g)(i)	3,676,909	184,821
Morgan Stanley Capital I Trust 2006-IQ11
6.25% 10/15/42 (i)	250,000	260,475
Morgan Stanley Capital I Trust 2006-T21
5.27% 10/12/52 (i)	89,136	89,066
Morgan Stanley Capital I Trust 2007-IQ16
6.12% 12/12/49 (i)	8,414	8,409
Morgan Stanley Capital I Trust 2008-T29
6.31% 01/11/43 (i)	13,650	13,641
Morgan Stanley Capital I Trust 2016-UBS9
1.24% 03/15/49 (g)(i)	2,936,928	205,201
Wells Fargo Commercial Mortgage Trust 2015-C26
1.29% 02/15/48 (g)(i)	3,032,273	204,189
Wells Fargo Commercial Mortgage Trust 2017-RB1
3.64% 03/15/50	481,332	499,574
WFRBS Commercial Mortgage Trust 2013-C17
4.26% 12/15/46	235,000	247,469
WFRBS Commercial Mortgage Trust 2014-C25
3.80% 11/15/47 (b)(i)	96,000	72,609
WFRBS Commercial Mortgage Trust 2014-LC14
4.35% 03/15/47 (i)	533,000	564,019
4.59% 03/15/47 (b)(i)	404,543	321,975

		9,502,475

Sovereign Bonds - 0.7%
Government of Chile
3.86% 06/21/47	200,000	205,922
Government of Colombia
5.00% 06/15/45	200,000	213,092
Government of Mexico
4.00% 10/02/23	124,000	129,937
4.60% 02/10/48	200,000	198,702
4.75% 03/08/44 (h)	232,000	234,677

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	77

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

	Principal Amount ($)	Fair Value $

Government of Oman
3.88% 03/08/22 (b)(h)	200,000	201,200
Government of Panama
4.00% 09/22/24 (h)	200,000	212,666
Government of Peru
5.63% 11/18/50 (h)	122,000	156,764
Government of Philippines
3.95% 01/20/40	200,000	206,520
Government of Uruguay
5.10% 06/18/50	122,460	136,462

		1,895,942

Municipal Bonds and Notes - 0.6%
American Municipal Power Inc.
6.27% 02/15/50	135,000	176,622
New Jersey Transportation Trust Fund Authority
6.88% 12/15/39	165,000	171,405
Port Authority of New York & New Jersey
4.46% 10/01/62	470,000	542,723
State of California
5.70% 11/01/21	280,000	312,211
State of Illinois
5.10% 06/01/33	95,000	94,842
The University of Texas System
3.35% 08/15/47	115,000	115,640

		1,413,443

	Principal Amount ($) or Number of Shares	Fair Value $
FNMA (TBA) - 0.0%*
Lehman
5.50% TBA (n)(o)	145,983	3,153

Total Bonds and Notes (Cost $256,340,811)		258,652,122

Domestic Equity - 0.1%
Preferred Stock - 0.1%
Wells Fargo & Co. 3.09% + 3 month USD LIBOR (Cost $186,475) (i)	7,459	201,393

Total Investments in Securities (Cost $256,527,286)		258,853,515

Short-Term Investments - 3.2%
State Street Institutional U.S. Government Money Market Fund - Class G Shares 1.25% (Cost $8,419,038) (d)(p)	8,419,038	8,419,038

Total Investments (Cost $264,946,323)		267,272,553

Liabilities in Excess of Other Assets, net - (2.3)%		(6,083,476)

NET ASSETS - 100.0%		261,189,077

Other Information:

Centrally Cleared Credit Default Swaps - Buy Protection

Reference Entity	Counterparty	Notional Amount (000s omitted)	Contract Annual Fixed Rate/	Payment Frequency	Termination Date	Market Value	Unamortized Upfront Payments (Received)/ Paid	Unrealized Depreciation

Markit CDX North America Investment Grade Index	CME Group Inc.	$6,835	1.00%	Quarterly	12/20/22	$(162,858)	$(145,911)	$(16,947)

See Notes to Schedules of Investments and Notes to Financial Statements.

78	Elfun Income Fund

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

Centrally Cleared Interest Rate Swaps

Counterparty	Notional Amount (000s omitted)	Fund Pays/ Received Fixed Rate/ Payment Frequency	Floating Rate	Contract annual Fixed Rate	Termination Date	Market Value	Unamortized Upfront Payments (Received)/ Paid	Unrealized Depreciation
CME Group Inc.	$1,921	Receives/ Quarterly	3 month U.S. Dollar LIBOR	2.62%	10/16/43	$(17,538)	$—	$(17,538)
CME Group Inc.	$577	Receives/Quarterly	3 month U.S. Dollar LIBOR	2.65%	10/10/43	$(8,321)	$8	$(8,329)
CME Group Inc.	$729	Receives/Quarterly	3 month U.S. Dollar LIBOR	2.65%	11/07/43	$(10,238)	$—	$(10,238)
CME Group Inc.	$1,176	Receives/Quarterly	3 month U.S. Dollar LIBOR	2.67%	10/24/43	$(22,294)	$—	$(22,294)

								$(58,399)

During the fiscal year ended December 31, 2017, the Fund had an average notional value of $13,249,877 on swap contracts.

The Fund had the following long futures contracts open at December 31, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Current Notional Value	Unrealized Appreciation (Depreciation)

Ultra Long-Term U.S. Treasury Bond Futures	March 2018	72	12,008,914	$12,071,250	$62,336
2 Yr. U.S. Treasury Notes Futures	March 2018	19	4,077,911	4,068,078	(9,833)
5 Yr. U.S. Treasury Notes Futures	March 2018	30	3,498,892	3,484,922	(13,970)
10 Yr. U.S. Treasury Notes Futures	March 2018	97	12,053,823	12,032,547	(21,276)

					$17,257

The Fund had the following short futures contracts open at December 31, 2017:

Description	Expiration date	Number of Contracts	Notional Amount	Current Notional Value	Unrealized Appreciation

U.S. Long Bond Futures	March 2018	31	(4,748,405)	$(4,743,000)	$5,405
10 Yr. U.S. Treasury Ultra Futures	March 2018	67	(8,978,574)	(8,948,688)	29,886

					$35,291

					$52,548

During the fiscal year ended December 31, 2017, the Fund had average notional values of $29,491,606 and $18,139,495 on long futures contracts and short futures contracts, respectively.

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Income Fund	79

Elfun Income Fund

Schedule of Investments, continued — December 31, 2017

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2017:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasuries	$—	$112,504,063	$—	$112,504,063
Agency Mortgage Backed	—	26,725,291	—	26,725,291
Agency Collateralized Mortgage Obligations	—	611,904	—	611,904
Asset Backed	—	6,387,540	—	6,387,540
Corporate Notes	—	99,608,311	—	99,608,311
Non-Agency Collateralized Mortgage Obligations	—	9,502,475	—	9,502,475
Sovereign Bonds	—	1,895,942	—	1,895,942
Municipal Bonds and Notes	—	1,413,443	—	1,413,443
FNMA (TBA)	—	—	3,153	3,153
Preferred Stock	201,393	—	—	201,393
Short-Term Investments	8,419,038	—	—	8,419,038

Total Investments in Securities	$8,620,431	$258,648,969	$3,153	$267,272,553

Other Financial Instruments
Credit Default Swap Contracts — Unrealized Depreciation	$—	$(16,947)	$—	$(16,947)
Interest Rate Swap Contracts — Unrealized Depreciation		(58,399)		(58,399)
Long Futures Contracts — Unrealized Appreciation	62,336	—	—	62,336
Long Futures Contracts — Unrealized Depreciation	(45,079)	—	—	(45,079)
Short Futures Contracts — Unrealized Appreciation	35,291	—	—	35,291

Total Other Financial Instruments	$52,548	$(75,346)	$—	$(22,798)

Affiliate Table

	Number of Shares Held at 12/31/16	Value At 12/31/16	Cost of Purchases	Proceeds from Shares Sold	Number of Shares Held at 12/31/17	Value at 12/31/17	Dividend Income
State Street Institutional U.S. Government Money Market Fund - Class G Shares	39,582,709	$39,582,709	$123,867,558	$155,031,229	8,419,038	$8,419,038	$142,874
State Street Institutional U.S. Government Money Market Fund - Premier Class	—	—	62,737,217	62,737,217	—	—	51,973

TOTAL		39,582,709	186,604,775	217,768,446		$8,419,038	$194,847

See Notes to Schedules of Investments and Notes to Financial Statements.

80	Elfun Income Fund

Elfun Government Money Market Fund

Portfolio Management Discussion and Analysis — For the twelve-month period ended December 31, 2017 (Unaudited)

Q.	How did the Elfun Government Money Market Fund (the “Fund”) perform compared to its benchmark for the twelve-month period ended December 31, 2017?

For the twelve-month period ended December 31, 2017, the Elfun Government Money Market Fund returned 0.58%. The 90-day Treasury Bill, the Fund’s benchmark, returned 0.95% over the same period.

Q.	What market factors affected the Fund’s performance?

In 2017 the Fund benefitted from three Federal Open Market Committee rate hikes, the increase in U.S. Treasury bill supply and indirectly from the increased capacity of the Federal Reserve’s reverse repo facility, which provided a floor for short term rates.

Q.	What were the primary drivers of Fund performance?

The performance of the Fund is measured by timely access to liquidity in various market conditions. The Fund achieved this throughout 2017.

Elfun Government Money Market Fund	81

Elfun Government Money Market Fund

Understanding Your Fund’s Expenses — December 31, 2017 (Unaudited)

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in units of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2017.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2017 - December 31, 2017

	Actual Fund Return	Hypothetical 5% Return (2.5% for the period)
Account Value at the beginning of the Period	$1,000.00	$1,000.00
Account Value at the end of the Period	$1,004.00	$1,023.54
Expenses paid during the period*	$1.67	$1.68

*	Expenses are equal to the Fund’s annualized expense ratio of 0.33%** (for the period July 1, 2017-December 31, 2017), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

82	Elfun Government Money Market Fund

Elfun Government Money Market Fund

Performance Summary — December 31, 2107 (Unaudited)

Sector Allocation

Portfolio composition as a % of Investments of $109,726 (in thousands) on December 31, 2017 (a)

Average Annual Total return for the periods ended December 31, 2017

(Inception date: 6/13/90)

	One Year	Five Year	Ten Year	Ending Value of a $10,000 Investment
Elfun Government Money Market Fund	0.58%	0.16%	0.40%	$10,407
90 Day U.S. Treasury-Bill	0.95%	0.28%	0.32%	$10,327

(a)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

An investment in the Elfun Government Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per unit, it is possible to lose money by investing in the Fund.

Elfun Government Money Market Fund	83

Elfun Government Money Market Fund

Schedule of Investments — December 31, 2107

	Principal Amount ($)	Amortized Cost $

Short-Term Investments - 99.9%†
U.S. Treasuries - 34.5%
U.S. Cash Management Bills
1.06% 01/02/18 (d)	2,000,000	1,999,942
U.S. Treasury Bills
1.07% 01/04/18 (d)	5,000,000	4,999,563
1.11% 01/18/18 (d)	2,000,000	1,998,971
1.12% 01/25/18 (d)	500,000	499,633
1.13% 01/25/18 (d)	1,500,000	1,498,888
1.20% 03/22/18 (d)	1,000,000	997,382
1.26% 01/18/18 - 02/15/18 (d)	8,000,000	7,992,410
1.27% 04/19/18 (d)	1,000,000	996,280
1.31% 03/01/18 - 03/08/18 (d)	8,000,000	7,982,363
1.33% 03/15/18 (d)	1,000,000	997,344
1.34% 03/15/18 (d)	2,000,000	1,994,656
1.37% 03/22/18 (d)	3,000,000	2,991,024
1.39% 05/17/18 (d)	2,000,000	1,989,725
U.S. Treasury Note 0.27% + 3 month Money Market Yield
1.72% 01/31/18 (i)	1,000,000	1,000,258

		37,938,439

U.S. Government Agency Obligations - 51.8%
Fannie Mae Discount Notes
1.07% 01/02/18 (d)	2,000,000	1,999,942
1.12% 01/02/18 (d)	750,000	749,977
1.15% 01/03/18 (d)	200,000	199,987
1.22% 01/02/18 (d)	2,000,000	1,999,933
1.29% 02/28/18 (d)	500,000	498,977
Federal Farm Credit Banks 0.04% + 1 month USD LIBOR
1.57% 03/22/18 (i)	2,000,000	2,000,823
Federal Farm Credit Banks 0.09% + 1 month USD LIBOR
1.64% 05/25/18 (i)	750,000	750,662
Federal Farm Credit Banks 1 month USD LIBOR - 0.12%
1.35% 11/14/18 (i)	1,250,000	1,250,000
Federal Farm Credit Banks 1 month USD LIBOR - 0.13%
1.44% 08/30/18 (i)	500,000	499,997
Federal Farm Credit Banks 1 month USD LIBOR - 16%
1.30% 11/13/18 (i)	750,000	749,967

	Principal Amount ($)	Amortized Cost $
Federal Farm Credit Banks 1 month USD LIBOR - 17%
1.39% 11/07/18 (i)	1,000,000	999,974
Federal Home Loan Bank Discount Notes
1.10% 01/09/18 - 01/12/18 (d)	600,000	599,838
1.31% 02/02/18 (d)	3,000,000	2,996,568
1.32% 02/07/18 - 02/14/18 (d)	5,500,000	5,492,037
1.33% 02/12/18 - 03/09/18 (d)	6,000,000	5,986,810
1.35% 03/14/18 (d)	2,000,000	1,994,700
1.36% 03/19/18 - 03/23/18 (d)	4,000,000	3,988,133
Federal Home Loan Banks 1 month USD LIBOR - 0.12%
1.38% 08/17/18 (i)	800,000	800,055
1.45% 08/01/18 (i)	800,000	800,000
Federal Home Loan Banks 1 month USD LIBOR - 0.13%
1.25% 01/05/18 (i)	1,700,000	1,700,000
1.30% 01/09/18 (i)	400,000	400,000
1.42% 07/25/18 (i)	1,200,000	1,200,000
Federal Home Loan Banks 1 month USD LIBOR - 0.15%
1.35% 01/18/18 (i)	250,000	250,000
1.41% 01/25/18 - 04/26/18 (i)	1,500,000	1,499,987
Federal Home Loan Banks 1 month USD LIBOR - 0.17%
1.40% 01/29/18 (i)	1,500,000	1,499,998
Federal Home Loan Banks 3 month USD LIBOR - 0.04%
1.31% 01/08/18 (i)	2,000,000	2,000,135
Federal Home Loan Banks 3 month USD LIBOR - 0.19%
1.50% 06/28/18 (i)	1,000,000	1,000,000
Federal Home Loan Banks 3 month USD LIBOR - 0.32%
1.01% 04/03/18 (i)	600,000	600,000
1.37% 03/28/18 (i)	200,000	200,000
Federal Home Loan Banks 3 month USD LIBOR - 0.35%
1.01% 01/22/18 (i)	400,000	400,000

See Notes to Schedules of Investments and Notes to Financial Statements.

84	Elfun Government Money Market Fund

Elfun Government Money Market Fund

Schedule of Investments, continued — December 31, 2107

	Principal Amount ($)	Amortized Cost $

Federal Home Loan Banks 3 month USD LIBOR - 0.39%
0.99% 01/26/18 (i)	1,000,000	1,000,000
Federal Home Loan Mortgage Corp. 1 month USD LIBOR - 0.15%
1.36% 06/21/18 (i)	1,500,000	1,500,000
Federal Home Loan Mortgage Corp. 1 month USD LIBOR - 0.16%
1.27% 05/11/18 (i)	1,600,000	1,600,000
Federal Home Loan Mortgage Corp. 3 month USD LIBOR - 0.03%
1.32% 01/08/18 (i)	250,000	250,010
Federal Home Loan Mortgage Corp. 3 month USD LIBOR - 0.23%
1.12% 07/17/18 (i)	2,000,000	1,999,845
Federal Home Loan Mortgage Corp. 3 month USD LIBOR - 0.34%
1.02% 01/11/18 (i)	900,000	900,000
Freddie Mac 1 month USD LIBOR - 0.14%
1.37% 11/21/18 (i)	2,000,000	2,000,000
Freddie Mac 1 month USD LIBOR - 0.15%
1.38% 08/22/18 (i)	2,000,000	2,000,000
Freddie Mac Discount Notes
1.30% 02/23/18 (d)	500,000	499,058

		56,857,413

Repurchase Agreements - 13.6%

BNP Paribas S.A. U.S. Treasury Repo 1.38% dated 12/29/17, to be repurchased at $2,930,337 on 01/02/18 collateralized by $176 U.S. Treasury Bond STRIPs, 0.00%, maturing from 08/15/20 to 05/15/25 and collateralized by $2,988,465 U.S. Treasury Bond, 3.38%, maturing on 05/15/44, respectively.

01/02/18	2,930,000	2,930,000

	Principal Amount ($)	Amortized Cost $
Citigroup Global Markets, Inc. U.S. Treasury Repo 1.38% dated 12/29/17, to be repurchased at $7,000,805 on 01/02/18 collateralized by $7,140,061 U.S. Treasury Note, 1.38%, maturing on 10/31/20.
01/02/18	7,000,000	7,000,000

Merrill Lynch, Pierce, Fenner & Smith, Inc. U.S. Treasury Repo 1.40% dated 12/29/17, to be repurchased at $5,000,583 on 01/02/18 collateralized by $5,100,018 U.S. Treasury Inflation Index Bond, 3.88%, maturing on 04/15/29.

01/02/18	5,000,000	5,000,000

		14,930,000

Total Short-Term Investments (Cost $109,725,852)		109,725,852

Other Assets and Liabilities, net - 0.1%		102,323

NET ASSETS - 100.0%		109,828,175

See Notes to Schedules of Investments and Notes to Financial Statements.

Elfun Government Money Market Fund	85

Elfun Government Money Market Fund

Schedule of Investments, continued — December 31, 2107

The following table presents the Fund’s investments measured at fair value on a recurring basis at December 31, 2017:

Investments	Level 1	Level 2	Level 3	Total
Investments in Securities
U.S. Treasuries	$—	$37,938,439	$—	$37,938,439
U.S. Government Agency Obligations	—	56,857,413	—	56,857,413
Repurchase Agreements	—	14,930,000	—	14,930,000

Total Investments in Securities	$—	$109,725,852	$—	$109,725,852

See Notes to Schedules of Investments and Notes to Financial Statements.

86	Elfun Government Money Market Fund

Elfun Funds

Notes to Schedules of Investments — December 31, 2017

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See each Fund’s summary prospectus and the Funds’ statutory prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.
(b)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, these securities amounted to $3,601,941 or 1.72% and $17,660,820 or 6.76% of the net assets of the Elfun Diversified Fund and Elfun Income Fund, respectively. These securities have been determined to be liquid using procedures established by each Fund’s Board of Trustees.
(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (“TBA”) in the future.
(d)	Coupon amount represents effective yield.
(e)	State Street Corporation is the parent company of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.
(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.
(h)	At December 31, 2017, all or a portion of this security was pledged to cover collateral requirements for futures, swaps and/or TBAs.
(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2017.
(j)	Step coupon bond.
(k)	Escrowed to maturity Bonds are collateralized by U.S. Treasury securities which are held in escrow by a trustee and are used to pay principal and interest on such bonds.
(l)	Pre-refunded Bonds are collateralized by U.S. Treasury securities, which are held in escrow by a trustee and are used to pay principal and interest on the tax-exempt issue to retire the bonds at the earliest refunding date.
(m)	The security is insured by AGC, AGMC, AMBAC, FGIC or NPFG. The Elfun Tax-Exempt Income Fund had no insurance concentrations of 5% or greater as of December 31, 2017 (as a percentage of net assets).
(n)	Security is fair valued by the Oversight Committee, in accordance with the procedures approved by each Fund’s Board of Trustees.
(o)	Security is in default.
(p)	Sponsored by SSGA Funds Management, Inc., the Funds’ investment advisor and administrator, and an affiliate of State Street Bank & Trust Co., the Funds’ sub-administrator, custodian and accounting agent.
†	Percentages are based on net assets as of December 31, 2017.
*	Less than 0.05%
**	Less than $0.50
***	Less than 0.005%

Abbreviations:

ADR - American Depositary Receipt

AGC - Assured Guaranty Corporation

AGMC - Assured Guaranty Municipal Company

AMBAC - AMBAC Indemnity Corporation

FGIC - Financial Guaranty Insurance Corporation

LIBOR - London Interbank Offered Rate

NPFG - National Public Finance Guaranty Corporation

REIT - Real Estate Investment Trust

REMIC - Real Estate Mortgage Investment Conduit

SPDR - Standard and Poor’s Depositary Receipt

STRIPS - Separate Trading of Registered Interest and Principal of Security

TBA - To Be Announced

Notes to Schedules of Investments	87

Elfun International Equity Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/17	12/31/16		12/31/15*	12/31/14*		12/31/13*
Inception date							1/1/88

Net asset value, beginning of period	$18.73	$19.31		$19.70	$21.93		$18.31

Income/(loss) from investment operations:
Net investment income	0.34 (a)	0.41		0.34	0.58		0.37
Net realized and unrealized gains/(losses) on investments	3.96	(0.58)		(0.37)	(2.24)		3.62

Total income/(loss) from investment operations	4.30	(0.17)		(0.03)	(1.66)		3.99

Less distributions from:
Net investment income	0.35	0.41		0.36	0.57		0.37

Total distributions	0.35	0.41		0.36	0.57		0.37

Net asset value, end of period	$22.68	$18.73		$19.31	$19.70		$21.93

Total return(b)	22.99%	(0.86)%		(0.18)%	(7.62)%		21.81%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$237,769	$208,044		$234,448	$254,310		$306,922

Ratios to average net assets:
Net expenses	0.36%	0.37	%(c)(d)	0.35%	0.33	%(d)(e)	0.31	%(e)
Gross expenses	0.36%	0.43	%(e)(d)	0.35%	0.33%		0.31%
Net investment income	1.64%	2.11%		1.59%	2.54%		1.83%
Portfolio turnover rate	30%	33%		24%	36%		49%

Notes	to Financial Highlights

(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(c)	The net and gross expense ratios include the refunded custody expense. Without the effect of the refunded custody expense, the net and gross ratio would have been 0.40% and 0.47%, respectively.
(d)	Reflects a voluntary reimbursement of other operating expenses by GE Asset Management, Inc., the Fund’s investment adviser and administrator prior to July 1, 2016.
(e)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

88	Financial Highlights

Elfun Trusts

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/17	12/31/16	12/31/15*	12/31/14*		12/31/13*
Inception date						5/27/35

Net asset value, beginning of period	$53.23	$54.59	$58.02	$56.07		$44.06

Income/(loss) from investment operations:
Net investment income	0.76 (a)	0.81	0.80	0.75		0.71
Net realized and unrealized gains/(losses) on investments	12.88	2.54	0.25	6.67		14.68

Total income from investment operations	13.65	3.35	1.05	7.42		15.39

Less distributions from:
Net investment income	0.78	0.79	0.80	0.75		0.72
Net realized gains	5.74	3.92	3.68	4.72		2.66

Total distributions	6.52	4.71	4.48	5.47		3.38

Net asset value, end of period	$60.36	$53.23	$54.59	$58.02		$56.07

Total return(b)	25.61%	6.08%	1.70%	13.13%		34.98%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$2,737,919	$2,331,966	$2,364,319	$2,476,637		$2,326,948

Ratios to average net assets:
Net expenses	0.18%	0.18%	0.16%	0.18	%(c)	0.15	%(c)
Gross expenses	0.18%	0.18%	0.16%	0.18%		0.15%
Net investment income	1.25%	1.43%	1.32%	1.26%		1.36%
Portfolio turnover rate	16%	15%	11%	13%		12%

Notes	to Financial Highlights

(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(c)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

Financial Highlights	89

Elfun Diversified Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/17	12/31/16		12/31/15*	12/31/14*		12/31/13*
Inception date							1/1/88

Net asset value, beginning of period	$17.91	$17.50		$18.78	$19.84		$18.30

Income/(loss) from investment operations:
Net investment income	0.43 (a)	0.38		0.34	0.37		0.36
Net realized and unrealized gains/(losses) on investments	2.32	0.58		(0.57)	0.62		2.70

Total income/(loss) from investment operations	2.75	0.96		(0.23)	0.99		3.06

Less distributions from:
Net investment income	0.46	0.36		0.34	0.37		0.35
Net realized gains	1.60	0.19		0.71	1.65		1.17
Return of capital	—	—		—	0.03		—

Total distributions	2.06	0.55		1.05	2.05		1.52

Net asset value, end of period	$18.60	$17.91		$17.50	$18.78		$19.84

Total return(b)	15.40%	5.48%		(1.25)%	4.95%		16.79%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$209,939	$198,938		$209,688	$230,123		$235,903

Ratios to average net assets:
Net expenses	0.40%	0.39	%(b)(c)	0.37%	0.39	%(c)(d)	0.33	%(d)
Gross expenses	0.40%	0.39	%(c)	0.37%	0.39%		0.34%
Net investment income	2.23%	1.98%		1.69%	1.79%		1.78%
Portfolio turnover rate	186%	116%		123%	176%		144%

Notes	to Financial Highlights

(a)	Per share values have been calculated using the average share method.
(b)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(c)	The net and gross expense ratios include the refunded custody expense. Without the effect of the refunded custody expense, the ratios would have been 0.45%.
(d)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

90	Financial Highlights

Elfun Tax-Exempt Income Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/17	12/31/16	12/31/15*	12/31/14*	12/31/13*
Inception date					1/1/80

Net asset value, beginning of period	$11.48	$11.88	$11.97	$11.34	$12.32

Income/(loss) from investment operations:
Net investment income	0.46 (a)	0.46	0.46	0.47	0.49
Net realized and unrealized gains/(losses) on investments	0.07	(0.40)	(0.09)	0.63	(0.98)

Total income/(loss) from investment operations	0.53	0.06	0.37	1.10	(0.49)

Less distributions from:
Net investment income	0.46	0.46	0.46	0.47	0.49
Net realized gains	—	—	—	—	0.00 (b)

Total distributions	0.46	0.46	0.46	0.47	0.49

Net asset value, end of period	$11.55	$11.48	$11.88	$11.97	$11.34

Total return(c)	4.71%	0.42%	3.21%	9.85%	(4.06)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$1,471,350	$1,495,248	$1,588,272	$1,624,266	$1,568,533

Ratios to average net assets:
Net expenses	0.20%	0.20%	0.18%	0.21%	0.23%
Gross expenses	0.20%	0.20%	0.18%	0.21%	0.23%
Net investment income	4.00%	3.84%	3.92%	4.01%	4.14%
Portfolio turnover rate	26%	31%	22%	34%	28%

Notes	to Financial Highlights

(a)	Per share values have been calculated using the average share method.
(b)	Rounds to less than $0.005.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

Financial Highlights	91

Elfun Income Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/17	12/31/16	12/31/15*	12/31/14*		12/31/13*
Inception date						12/31/84

Net asset value, beginning of period	$11.28	$11.26	$11.57	$11.22		$11.65

Income/(loss) from investment operations:
Net investment income	0.29 (a)	0.30	0.32	0.29		0.29
Net realized and unrealized gains/(losses) on investments	0.15	0.09	(0.29)	0.35		(0.40)

Total income/(loss) from investment operations	0.44	0.39	0.03	0.64		(0.11)

Less distributions from:
Net investment income	0.28	0.28	0.32	0.29		0.29
Net realized gains	—	0.09	0.02	0.00	(b)	0.03

Total distributions	0.28	0.37	0.34	0.29		0.32

Net asset value, end of period	$11.44	$11.28	$11.26	$11.57		$11.22

Total return(c)	3.90%	3.52%	0.22%	5.75%		(0.95)%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$261,189	$276,142	$289,872	$312,756		$319,994

Ratios to average net assets:
Net expenses	0.33%	0.31%	0.28%	0.29	%(d)	0.28	%(d)
Gross expenses	0.33%	0.31%	0.28%	0.29%		0.29%
Net investment income	2.54%	2.63%	2.71%	2.50%		2.53%
Portfolio turnover rate	299%	238%	278%	326%		330%

Notes	to Financial Highlights

(a)	Per share values have been calculated using the average share method.
(b)	Rounds to less than $0.005.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and do not include the effect of insurance contract charges. Past performance does not guarantee future results.
(d)	Includes contractual management fee waiver related to the Fund’s investments in the GE Institutional Money Market Fund (the “Money Market Fund”). The fee waiver agreement was terminated effective June 30, 2014 with the closure of the Money Market Fund.
*	Beginning with the year ended December 31, 2016, the Funds were audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

92	Financial Highlights

Elfun Government Money Market Fund

Financial Highlights

Selected data based on a share outstanding throughout the fiscal years indicated

	12/31/17	12/31/16		12/31/15*		12/31/14*		12/31/13*
Inception date								6/13/90

Net asset value, beginning of period	$1.00	$1.00		$1.00		$1.00		$1.00

Income/(loss) from investment operations:
Net investment income (loss)	0.01 (a)	0.00	(b)	—		—		—

Total income from investment operations	0.01	—		—		—		—

Less distributions from:
Net investment income	0.01	0.00	(b)	0.00	(b)	0.00	(b)	—
Net realized gains	0.00 (a)	—		—		—		0.00	(b)

Total distributions	0.01	—	(b)	0.00	(a)	0.00	(b)	0.00	(b)

Net asset value, end of period	$1.00	$1.00		$1.00		$1.00		$1.00

Total return(c)	0.58%	0.06%		0.08%		0.05%		0.04%

Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$109,828	$111,339		$129,039		$139,218		$166,530

Ratios to average net assets:
Net expenses	0.34%	0.49	%(e)	0.09	%(d)	0.05	%(d)	0.11	%(d)
Gross expenses	0.34%	0.49	%(e)	0.25%		0.36%		0.34%
Net investment income (loss)	0.56%	(0.11	)%(e)	—%		—%		—%

Notes	to Financial Highlights

(a)	Per share values have been calculated using the average share method.
(b)	Rounds to less than $0.005.
(c)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions and assume no sales charge. Past performance does not guarantee future results.
(d)	Reflects a voluntary waiver of management fees and/or subsidy of certain expenses by GEAM, the adviser and administrator of the Fund prior to July 1, 2016.
(e)	Ratio includes income tax expense. Without this expense, the net and gross expense ratios would have been 0.33% and the net investment income ratio would have been 0.05%.
*	Beginning with the year ended December 31, 2016, the Fund was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

The accompanying Notes are an integral part of these financial statements.

Financial Highlights	93

Elfun Funds

Statements of Assets and Liabilities — December 31, 2107

	Elfun International Equity Fund	Elfun Trusts

Assets
Investments in securities, at fair value (cost $176,676,433; $1,458,300,299; $127,902,889; $1,381,635,848; $256,527,285 and $0, respectively)	$226,360,984	$2,655,499,130
Investments in affiliated securities, at fair value (cost $0; $0; $58,332,076; $0; $0; and $0, respectively)	—	—
Short-term investments, at fair value	—	—
Short-term affiliated investments, at fair value	10,975,209	78,219,855
Repurchase agreements	—	—
Cash	5	187
Restricted cash(1)	191,500	—
Foreign currency (cost $5,433; $0; $0; $0; $0 and $0, respectively)	5,442	—
Receivable for investments sold	—	—
Income receivables	129,375	5,426,995
Receivable for fund shares sold	7,449	155,785
Income receivable from affiliated investments	—	—
Receivable for variation margin on open futures contracts	382	—
Receivable for foreign taxes recoverable	279,857	—
Other assets	1,005	11,693

Total assets	237,951,208	2,739,313,645

Liabilities
Distribution payable to shareholders	—	—
Payable for investments purchased	—	—
Payable for fund shares redeemed	11,711	868,401
Payable for variation margin on open centrally cleared swap contracts	—	—
Payable to the Adviser (Note 4)	41,852	329,130
Payable to the Custodian (Note 4)	8,786	3,255
Accrued other expenses	72,338	193,547
Accrued foreign capital gains tax	47,705	—

Total liabilities	182,392	1,394,333

Net Assets	$237,768,816	$2,737,919,312

Net Assets Consist of:
Capital paid in	$212,212,496	$1,540,041,623
Undistributed (distributions in excess of) net investment income	9,676	—
Accumulated net realized gain (loss)	(24,124,555)	678,858
Net unrealized appreciation (depreciation) on:
Unaffiliated Investments	49,636,846	1,197,198,831
Affiliated investments	—	—
Futures	28,153	—
Swap contracts	—	—
Foreign currency related transactions	6,200	—

Net Assets	$237,768,816	$2,737,919,312

Shares outstanding (Par value $10; $10; $10; $10; $10; and $1, respectively; unlimited shares authorized)	10,483,400	45,359,197
Net asset value, offering and redemption price per share	$22.68	$60.36
(1) Deposits at broker for futures contracts.

The accompanying Notes are an integral part of these financial statements.

94	Statements of Assets and Liabilities

Elfun Diversified Fund	Elfun Tax-Exempt Income Fund	Elfun Income Fund	Elfun Government Money Market Fund

$139,207,714	$1,447,185,068	$258,853,515	$—
64,781,790	—	—	—
2,127,976	—	—	94,795,852
5,455,673	6,243,370	8,419,038	—
—	—	—	14,930,000
117,166	15	104,454	399
—	—	—	—
—	—	—	—
105,475	—	103,966	—
486,282	19,701,829	1,754,190	34,049
3,363	100,238	49,692	350,338
529	—	—	—
5,896	—	25,481	—
48,973	—	—	—
922	6,712	—	482

212,341,759	1,473,237,232	269,310,336	110,111,120

—	1,505,632	125,881	5,034
2,118,456	—	7,665,135	—
121,630	53,200	167,951	198,364
10,621	—	44,216	—
30,348	199,607	37,876	9,084
48,632	5,763	13,230	4,508
72,738	122,685	66,970	65,955
—	—	—	—

2,402,425	1,886,887	8,121,259	282,945

$209,939,334	$1,471,350,345	$261,189,077	$109,828,175

$192,210,332	$1,422,157,743	$260,108,617	$109,828,175
—	62,826	347,347	—
(21,300)	(16,419,444)	(1,570,319)	—

11,304,825	65,549,220	2,326,230	—
6,449,714	—	—	—
14,607	—	52,548	—
(18,093)	—	(75,346)	—
(751)	—	—	—

$209,939,334	$1,471,350,345	$261,189,077	$109,828,175

11,285,363	127,354,722	22,833,476	109,828,175
$18.60	$11.55	$11.44	$1.00

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities	95

Elfun Funds

Statements of Operations — For the year ended December 31, 2107

	Elfun International Equity Fund	Elfun Trusts

Investment Income
Income
Dividend	$4,713,744	$36,620,391
Interest	468	—
Income from affiliated investments	38,655	666,140
Less: Foreign taxes withheld	(533,522)	—
Dividend Income — Non-Cash Transactions	246,876	—

Total income	4,466,221	37,286,531

Expenses
Advisory and administration fees (Note 5)	477,753	3,705,732
Blue Sky fees	28,846	36,231
Transfer agent fees	123,546	497,760
Trustees’ fees (Note 5)	20,407	46,399
Custody and accounting expenses — net (Note 5)	74,037	61,874
Professional fees	50,133	229,085
Other expenses	28,708	145,613

Total expenses	803,430	4,722,694

Net investment income	$3,662,791	$32,563,837

Net Realized And Unrealized Gain (Loss) on Investments
Realized gain (loss) on:
Unaffiliated investments	$(1,055,426)	$239,503,606
Affiliated investments	—	—
Futures	(66,458)	—
Written options	—	—
Swap contracts	—	—
Foreign currency transactions	2,661	—
Increase (decrease) in unrealized appreciation/depreciation on:
Unaffiliated investments	43,274,196	313,411,667
Affiliated investments	—	—
Futures	43,023	—
Swap contracts	—	—
Foreign currency translations	29,854	—

Net realized and unrealized gain (loss) on investments	42,227,850	552,915,273

Net Increase in Net Assets Resulting from Operations	$45,890,641	$585,479,110

The accompanying Notes are an integral part of these financial statements.

96	Statements of Operations

Elfun Diversified Fund	Elfun Tax-Exempt Income Fund	Elfun Income Fund	Elfun Government Money Market Fund

$2,049,865	$—	$41,934	$—
1,320,783	62,550,600	7,544,131	967,967
2,052,182	128,494	194,847	—
(32,464)	—	—	—
—	—	—	—

5,390,366	62,679,094	7,780,912	967,967

348,957	2,427,713	465,937	112,489
28,677	36,738	34,146	39,322
101,416	226,829	120,670	73,157
20,289	35,069	21,226	19,204
225,513	72,736	171,341	59,005
53,979	150,435	52,340	20,230
37,507	92,968	36,395	40,359

816,338	3,042,488	902,055	363,766

$4,574,028	$59,636,606	$6,878,857	$604,201

$18,320,938	$(2,447,208)	$1,157,662	$—
(905)	—	—	—
277,843	—	(93,118)	—
18,546	—	76,674	—
(150,343)	—	(650,901)	—
10,519	—	—	—

32,036	12,274,701	2,802,482	—
6,301,373	—	—	—
83,345	—	86,184	—
35,100	—	152,766	—
4,680	—	—	—

24,933,132	9,827,493	3,531,749	—

$29,507,160	$69,464,099	$10,410,606	$604,201

The accompanying Notes are an integral part of these financial statements.

Statements of Operations	97

Elfun Funds

Statements of Changes in Net Assets

	Elfun International Equity Fund		Elfun Trusts
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets

Operations:
Net investment income	$3,662,791	$4,526,167	$32,563,837	$32,964,856
Net realized gain (loss) on investments, futures, options contracts, swap contracts and foreign currency transactions	(1,119,223)	(8,030,994)	239,503,606	159,847,790
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures, options contracts, swap contracts and foreign currency translations	43,347,073	799,885	313,411,667	(55,725,752)

Net increase (decrease) from operations	45,890,641	(2,704,942)	585,479,110	137,086,894

Distributions to shareholders from:
Net investment income	(3,655,776)	(4,463,973)	(32,575,926)	(32,335,578)
Net realized gains	—	—	(239,625,286)	(160,319,290)

Total distributions	(3,655,776)	(4,463,973)	(272,201,212)	(192,654,868)

Increase (decrease) in assets from operations and distributions	42,234,865	(7,168,915)	313,277,898	(55,567,974)

Share transactions:
Proceeds from sale of shares	4,172,093	2,430,974	50,712,147	40,411,417
Value of distributions reinvested	3,163,834	3,907,294	217,798,384	153,709,493
Cost of shares redeemed	(19,846,304)	(25,572,843)	(175,834,878)	(170,906,653)

Net increase (decrease) from share transactions	(12,510,377)	(19,234,575)	92,675,653	23,214,257

Total increase (decrease) in net assets	29,724,488	(26,403,490)	405,953,551	(32,353,717)

Net Assets
Beginning of year	208,044,328	234,447,818	2,331,965,761	2,364,319,478

End of year	$237,768,816	$208,044,328	$2,737,919,312	$2,331,965,761

Undistributed (distributions in excess of) net investment income, end of year	$9,676	$—	$—	$53,567

Changes in Fund Shares
Shares sold	196,928	132,254	842,367	743,822
Issued for distributions reinvested	140,117	211,202	3,601,757	2,868,785
Shares redeemed	(961,741)	(1,376,432)	(2,890,514)	(3,114,327)

Net increase (decrease) in fund shares	(624,696)	(1,032,976)	1,553,610	498,280

The accompanying Notes are an integral part of these financial statements.

98	Statements of Changes in Net Assets

Elfun Diversified Fund		Elfun Tax-Exempt Income Fund
Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

$4,574,028	$4,040,207	$59,636,606	$60,486,408
18,476,598	1,343,065	(2,447,208)	6,696,290
6,456,534	5,399,857	12,274,701	(58,359,640)

29,507,160	10,783,129	69,464,099	8,823,058

(4,765,419)	(3,868,950)	(59,636,585)	(60,486,424)
(16,372,546)	(2,076,599)	—	—

(21,137,965)	(5,945,549)	(59,636,585)	(60,486,424)

8,369,195	4,837,580	9,827,514	(51,663,366)

5,048,518	4,779,752	35,753,804	48,922,399
18,727,487	5,262,614	41,248,494	41,507,987
(21,143,587)	(25,630,482)	(110,727,469)	(131,791,304)

2,632,418	(15,588,116)	(33,725,171)	(41,360,918)

11,001,613	(10,750,536)	(23,897,657)	(93,024,284)

198,937,721	209,688,257	1,495,248,002	1,588,272,286

$209,939,334	$198,937,721	$1,471,350,345	$1,495,248,002

$—	$—	$62,826	$62,805

264,253	269,206	3,093,499	4,092,545
1,010,111	294,485	3,565,302	3,484,183
(1,098,217)	(1,436,390)	(9,567,674)	(11,040,847)

176,147	(872,699)	(2,908,873)	(3,464,119)

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets	99

Elfun Funds

Statements of Changes in Net Assets

	Elfun Income Fund		Elfun Government Money Market Fund
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016

Increase (Decrease) in Net Assets

Operations:
Net investment income (loss)	$6,878,857	$7,612,431	$604,201	$(127,654)
Net realized gain (loss) on investments, futures, options contracts, and swap contracts	490,317	(57,329)	—	10,630
Net increase (decrease) in unrealized appreciation/depreciation on investments, futures, options contracts, and swap contracts	3,041,432	2,720,054	—	—

Net increase (decrease) from operations	10,410,606	10,275,156	604,201	(117,024)

Distributions to shareholders from:
Net investment income	(6,577,379)	(7,122,727)	(604,201)	(60,312)
Net realized gains	—	(2,276,996)	(10,630)	—

Total distributions	(6,577,379)	(9,399,723)	(614,831)	(60,312)

Increase (decrease) in assets from operations and distributions	3,833,227	875,433	(10,630)	(177,336)

Share transactions:
Proceeds from sale of shares	10,184,726	14,597,102	45,174,015	49,553,491
Value of distributions reinvested	5,003,427	7,166,423	562,402	54,419
Cost of shares redeemed	(33,974,499)	(36,369,200)	(47,236,144)	(67,515,314)

Net increase (decrease) from share transactions	(18,786,346)	(14,605,675)	(1,499,727)	(17,907,404)

Contribution from Advisor	—	—	—	384,504

Total increase (decrease) in net assets	(14,953,119)	(13,730,242)	(1,510,357)	(17,700,236)

Net Assets
Beginning of year	276,142,196	289,872,438	111,338,532	129,038,768

End of year	$261,189,077	$276,142,196	$109,828,175	$111,338,532

Undistributed (distributions in excess of) net investment income, end of year	$347,347	$295,627	$—	$—

Changes In Fund Shares
Shares sold	893,694	1,268,324	45,174,014	49,553,491
Issued for distributions reinvested	437,971	625,653	562,402	54,419
Shares redeemed	(2,976,318)	(3,162,952)	(47,236,144)	(67,515,314)

Net decrease in fund shares	(1,644,653)	(1,268,975)	(1,499,728)	(17,907,404)

The accompanying Notes are an integral part of these financial statements.

100	Statements of Changes in Net Assets

Elfun Funds

Notes to Financial Statements — December 31, 2017

1.	Organization of the Funds

The Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Government Money Market Fund (each, a “Fund” and collectively, the “Funds”) are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Prior to July 1, 2016, the Funds operated as Employees’ Securities Companies (as defined in the 1940 Act) and, as such, were exempt from certain provisions of the 1940 Act. Each Fund is a diversified investment company within the meaning of the 1940 Act.

Under each Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Each Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

Security Valuation Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that each Fund’s listing exchange is not open. Fair value is generally defined as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. By its nature, a fair value price is a good faith estimate of the valuation in a current sale and may not reflect an actual market price. The investments of each Fund are valued pursuant to the policy and procedures developed by the Oversight Committee (the “Committee”) and approved by the Board of Trustees of each Fund (each, a “Board”). The Committee provides oversight of the valuation of investments for the Funds. Each Board has responsibility for determining the fair value of investments.

Valuation techniques used to value each Fund’s investments by major category are as follows:

•	Equity investments (including preferred stocks and registered investment companies that are exchange-traded funds) traded on a recognized securities exchange for which market quotations are readily available are valued at the last sale price or official closing price, as applicable, on the primary market or exchange on which they trade. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last published sale price or at fair value.

•	Investments in registered investment companies (including money market funds) or other unitized pooled investment vehicles that are not traded on an exchange are valued at that day’s published net asset value per share or unit.

•	Government and municipal fixed income securities are generally valued using quotations from independent pricing services or brokers. Certain government inflation-indexed securities may require a calculated fair valuation as the cumulative inflation is contained within the price provided by the pricing service or broker. For these securities, the inflation component of the price is “cleaned” from the pricing service or broker price utilizing the published inflation factors in order to ensure proper accrual of income.

•	Debt obligations (including short term investments) are valued using quotations from independent pricing services or brokers or are generally valued at the last reported evaluated prices.

•	Exchange-traded futures contracts are valued at the closing settlement price on the primary market on which they are traded most extensively. Exchange-traded futures contracts traded on a recognized exchange for which there were no sales on that day are valued at the last reported sale price obtained from independent pricing services or brokers or at fair value.

Notes to Financial Statements	101

Elfun Funds

Notes to Financial Statements, continued — December 31, 2017

•	Options on futures are priced at their last sale price on the principal market on which they are traded on the valuation date. If there were no sales on that day, options on futures are valued at either the last reported sale or official closing price on their primary exchange determined in accordance with valuation policy and procedures approved by the Boards.

•	Swap agreements are valued daily based upon prices supplied by Board approved pricing vendors or through brokers. Depending on the product and terms of the transaction, the value of agreements is determined using a series of techniques including valuation models that incorporate a number of market data factors, such as discounted cash flows, yields, curves, trades and values of the underlying reference instruments. In the event SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) is unable to obtain an independent, third–party valuation the agreements will be fair valued.

In the event prices or quotations are not readily available or that the application of these valuation methods results in a price for an investment that is deemed to be not representative of the fair value of such investment, fair value will be determined in good faith by the Committee, in accordance with the valuation policy and procedures approved by the Boards.

The Funds value their assets and liabilities at fair value using a fair value hierarchy consisting of three broad levels that prioritize the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The categorization of a value determined for an investment within the hierarchy is based upon the pricing transparency of the investment and is not necessarily an indication of the risk associated with investing in it.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — Unadjusted quoted prices in active markets for an identical asset or liability;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability, including the Committee’s assumptions used in determining the fair value of investments.

The value of each Fund’s investments according to the fair value hierarchy as of December 31, 2017 is disclosed in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. Transfers between different levels of the fair value hierarchy are recognized at the beginning of the reporting period.

The Funds had no material transfers between levels for the year ended December 31, 2017.

Investment Transactions and Income Recognition  Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses from the sale or disposition of investments and foreign exchange transactions, if any, are determined using the identified cost method.

Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source, if any.

Interest income is recorded daily on an accrual basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Non-cash dividends received in the form of stock are recorded as dividend income at fair value.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds.

102	Notes to Financial Statements

Elfun Funds

Notes to Financial Statements, continued — December 31, 2017

Foreign Currency Translation  The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies as well as investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars using exchange rates at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Foreign Taxes  The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with SSGA FM’s understanding of the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Fund and are reflected in the Statements of Operations, if applicable. Foreign taxes payable or deferred as of December 31, 2017, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

3.	Securities and Other Investments

Delayed Delivery Transactions and When-Issued Securities  During the period, the Elfun Diversified Fund and Elfun Income Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Funds’ Schedule of Investments. A Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to such purchase commitments, a Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To-Be-Announced Transactions  Certain Funds may seek to obtain exposure to U.S. agency mortgage pass-through securities through the use of “to-be-announced” or “TBA transactions.” “TBA” refers to a commonly used mechanism for the forward settlement of U.S. agency mortgage pass-through securities. In a TBA transaction, the buyer and seller decide on general trade parameters, such as agency, settlement date, coupon, and price.

A Fund may use TBA transactions to “roll over” such agreements prior to the settlement date. This type of TBA transaction is sometimes known as a “TBA roll.” In a “TBA roll,” a Fund generally will sell the obligation to purchase the pools stipulated in the TBA agreement prior to the settlement date and will enter into a new TBA agreement for future delivery of pools of mortgage pass-through securities. A Fund may also enter into TBA agreements and settle such transactions on the stipulated settlement date by accepting actual receipt or delivery of the pools of mortgage pass-through securities.

Default by or bankruptcy of a counterparty to a TBA transaction would expose a Fund to possible loss because of adverse market action, expenses or delays in connection with the purchase or sale of the pools of mortgage pass-through securities specified in the TBA transaction. To minimize this risk, a Fund will enter into TBA transactions only with established counterparties. A Fund’s use of “TBA rolls” may impact portfolio turnover, transaction costs and capital gain distributions to shareholders.

Repurchase Agreements  Certain Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed upon price and time. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of a Fund including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest.

The applicable Fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the Fund’s the principal amount of the repurchase agreement (including accrued interest). The underlying securities are ordinarily United States Government or Government Agency securities, but may consist of other securities. The use of repurchase agreements involves certain risks including counterparty risks. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which the value of the collateral may decline.

Notes to Financial Statements	103

Elfun Funds

Notes to Financial Statements, continued — December 31, 2017

As of December 31, 2017, the Elfun Government Money Market Fund had invested in repurchase agreements with gross values of $14,930,000 and associated collateral equal to $15,228,544.

4.	Derivative Financial Instruments

Futures Contracts  Certain Funds may enter into futures contracts to meet the Funds’ objectives. A futures contract is a standardized, exchange-traded agreement to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to the minimum initial margin requirements of the clearing house. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed.

Losses may arise if the value of a futures contract decreases due to unfavorable changes in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk that the movements in the price of the futures contracts do not correlate the movement of the assets underlying such contracts.

During the year ended December 31, 2017, the Elfun International Equity Fund entered into stock index futures contracts for the purpose of investing residual cash positions. The Elfun Diversified Fund entered into futures contracts on various stock indices, bonds and notes for the purposes of investing residual cash positions and managing interest rate exposure. The Elfun Income Fund invested in futures contracts on bonds and notes for managing interest rate exposure.

Credit Default Swaps  During the year ended December 31, 2017, the Elfun Diversified Fund and Elfun Income Fund engaged in credit default swaps to manage credit risk. When the Fund is the buyer in a credit default swap contract, the Fund is entitled to receive the par (or other agreed upon) value (full notional value) of a referenced debt obligation (or basket of debt obligations) from the counterparty (or central clearing party (“CCP”) in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, a Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, a Fund loses its investment and recovers nothing. However, if a credit event occurs, a Fund receives full notional value for a referenced debt obligation that may have little or no value. When a Fund is the seller of a credit default swap, it receives a fixed rate of income throughout the term of the contract, provided there is no credit event. If a credit event occurs, a Fund is obligated to pay the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that a Fund could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by a Fund for the same referenced obligation.

As the seller, a Fund may create economic leverage to its portfolio because, in addition to its total net assets, a Fund is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. A Fund also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swaps to determine the market value of swaps. A Fund segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. A Fund segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. Credit default swaps involve greater risks than if a Fund had invested in the referenced debt obligation directly. If a Fund is a buyer of a credit default swap and no credit event occurs, a Fund will not earn any return on its investment. If a Fund is a seller of a credit default swap, a Fund’s risk of loss may be the entire

104	Notes to Financial Statements

Elfun Funds

Notes to Financial Statements, continued — December 31, 2017 notional amount of the swap. Swaps may also subject a Fund to the risk that the counterparty to the transaction may not fulfill its obligation. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

Interest Rate Swaps  Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments.

During the year ended December 31, 2017, the Elfun Diversified Fund and Elfun Income Fund entered into interest rate swaps in order to manage exposure to interest rates.

Options on Exchanged Traded Futures Contracts  Certain Funds may purchase and write options, including options on exchanged traded futures contracts, subject to certain limitations. Writing puts and buying calls tend to increase a Fund’s exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund’s exposure to the underlying instrument. A Fund will not enter into a transaction involving options for speculative purposes. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying instrument or the cost basis of the securities purchased is adjusted by the original premium received or paid. In return for a premium paid, call and put options on futures contracts give the holder the right, but not the obligation, to purchase or sell, respectively, a position in a particular futures contract at a specified exercise price.

During the year ended December 31, 2017, the Elfun Income Fund and Elfun Diversified Fund purchased and wrote options in order to hedge against changes in market conditions and interest rates.

The following tables summarize the value of the Funds’ derivative instruments as of December 31, 2017 and the related location in the accompanying Statements of Liabilities and Statements of Operations, presented by primary underlying risk exposure:

Asset Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

ElfunInternational Equity Fund
Futures Contracts (a)	$—	$—	$—	$28,153	$—	$28,153
ElfunDiversified Fund
Futures Contracts (a)	$23,441	$—	$—	$3,348	$—	$26,789
ElfunIncome Fund
Futures Contracts (a)	$97,627	$—	$—	$—	$—	$97,627

(a)	Unrealized appreciation on open futures contracts. The Statements of Assets and Liabilities only reflect the current day’s net variation margin.

Liability Derivatives

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk		Equity Contracts Risk	Commodity Contracts Risk	Total

ElfunDiversified Fund
Futures Contracts (a)	$(12,182)	$—		$—	$—	$—	$(12,182)
Swap Contracts (b)	$(14,033)	—		$(4,060)	—	$—	$(18,093)
ElfunIncome Fund
Futures Contracts (a)	$(45,079)	$—	$		$—	$—	$(45,079)
Swap Contracts (b)	$(58,399)	$—		$(16,947)	$—	$—	$(75,346)

(a)	Unrealized depreciation on open futures contracts. The Statements of Assets and Liabilities only reflect the current day’s net variation margin.
(b)	Unrealized depreciation on open swap contracts. The Statements of Assets and Liabilities only reflect the current day’s net variation margin.

Notes to Financial Statements	105

Elfun Funds

Notes to Financial Statements, continued — December 31, 2017

Net Realized Gain (Loss)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

ElfunInternational Equity Fund
Futures Contracts	$—	$—	$—	$(66,458)	$—	$(66,458)
ElfunDiversified Fund
Futures Contracts	$59,489	$—	$—	$218,354	$—	$277,843
Swap Contracts	—	—	(150,343)	—	—	(150,343)
Purchased Option Contracts (a)	(28,157)	—	—	—	—	(28,157)
Written Option Contracts	18,546	—	—	—	—	18,546
ElfunIncome Fund
Futures Contracts	$(93,118)	$—	$—	$—	$—	$(93,118)
Swap Contracts	—	—	(650,901)	—	—	(650,901)
Purchased Option Contracts (a)	(115,672)	—	—	—	—	(115,672)
Written Option Contracts	76,674	—	—	—	—	76,674

(a)	Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation)

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Equity Contracts Risk	Commodity Contracts Risk	Total

ElfunInternational Equity Fund
Futures Contracts	$—	$—	$—	$43,023	$—	$43,023
ElfunDiversified Fund
Futures Contracts	$17,442	$—	$—	$65,903	$—	$83,345
Swap Contracts	(14,033)	—	49,133	—	—	35,100
ElfunIncome Fund
Futures Contracts	$86,184	$—	$—	$—	$—	$86,184
Swap Contracts	(58,399)	—	211,165	—	—	152,766

5.	Fees and Transactions with Affiliates

Advisory Fee  SSGA FM, a registered investment adviser, was retained by each Board to act as investment adviser and administrator of each Fund. SSGA FM’s compensation for investment advisory and administrative services (“Management Fee”) is paid monthly based on the average daily net assets of each Fund. The Management Fee is stated in the following schedule:

Fund	Management Fee
Elfun International Equity Fund	0.21%
Elfun Trusts	0.14%
Elfun Diversified Fund	0.17%
Elfun Tax-Exempt Income Fund	0.16%
Elfun Income Fund	0.17%
Elfun Government Money Market Fund	0.10%

SSGA FM may voluntarily reduce all or a portion of its fees and / or reimburse expenses of the Elfun Government Money Market Fund, to the` extent necessary to avoid a negative yield (the “Voluntary Reduction”), or a yield below a specified level, which may vary from time to time in SSGA FM’s sole discretion. The Elfun Government Money Market Fund has agreed, subject to certain limitations, to reimburse the Adviser for the full dollar amount of any Voluntary Reduction for up to three years from the date reduced, provided that the total operating expense ratio for the Elfun Government Money Market Fund,

106	Notes to Financial Statements

Elfun Funds

Notes to Financial Statements, continued — December 31, 2017 after giving effect to the recoupment, would not exceed 0.60% for the fiscal year in which the recoupment is made. SSGA FM may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from the Elfun Government Money Market Fund. Any future reimbursement by the Elfun Government Money Market Fund of the Voluntary Reduction would increase the expenses and reduce the yield of the Elfun Government Money Market Fund. There is no guarantee that the Voluntary Reduction will be in effect at any given time or that the Elfun Government Money Market Fund will be able to avoid a negative yield. SSGA FM did not waive or reimburse any expenses during the year ended December 31, 2017 or during any prior periods.

Administrator, Sub-Administrator, Custodian, and Transfer Agent Fees  State Street Bank and Trust Company (“State Street”) serves as the sub-administrator and custodian to the Funds. Amounts paid by the Funds to State Street for performing such services are included in advisory and administration and custody and accounting expenses, respectively.

Other Transactions with affiliates  The Funds may invest in affiliated entities, including securities issued by State Street, affiliated funds, or entities deemed to be affiliates as a result of the Funds owning more than five percent of the entity’s voting securities or outstanding shares. Amounts relating to these transactions during the year ended December 31, 2017 are disclosed in the Schedules of Investments.

6.	Trustees’ Fees

The fees and expenses of each Fund’s trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”) are paid directly by the Funds. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance and industry seminars.

7.	Investment Transactions

Purchases and Sales of Securities  The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2017, were as follows:

	U.S. Government Securities		Non-U.S. Government Securities
	Purchases	Sales	Purchases	Sales

Elfun International Equity Fund	$—	$—	$65,674,473	$82,023,973
Elfun Trusts	—	—	403,663,239	574,887,992
Elfun Diversified Fund	171,918,370	171,727,194	126,072,490	125,099,825
Elfun Tax-Exempt Income Fund	—	—	381,279,508	402,390,787
Elfun Income Fund	698,747,412	690,179,887	94,724,354	112,689,375

8.	Income Tax Information

The Funds have qualified and intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund will not be subject to the federal income taxes to the extent they distribute their taxable income, including any net realized capital gains, for each fiscal year. Therefore, no provisions for federal income tax is required.

The Funds file federal and various state and local tax returns as required. No income tax returns are currently under examination. Generally, the federal returns are subject to examination by the Internal Revenue Service for a period of three years from date of filing, while the state returns may remain open for an additional year depending upon jurisdiction. SSGA FM has analyzed the Funds’ tax positions and does not believe there are any uncertain tax positions that would require recognition of a tax liability.

Distributions to shareholders are recorded on ex-dividend date. Income dividends and gain distributions are determined in accordance with income tax rules and regulations, which may differ from generally accepted accounting principles. Certain capital accounts in the financial statements have been adjusted for permanent book-tax differences. These adjustments have no impact on net asset values or results of operations. Temporary book-tax differences will reverse in the future. These book tax differences are primarily due to differing treatments for character of distributions, foreign currency gains and losses, corporate actions, paydown losses, futures contracts, swap contracts, straddle loss deferrals and non-taxable dividends, and wash sale loss deferrals.

Notes to Financial Statements	107

Elfun Funds

Notes to Financial Statements, continued — December 31, 2017

The tax character of distributions paid during the year ended December 31, 2017 was as follows:

Fund	Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total

Elfun International Equity Fund	$—	$3,655,776	$—	$—	$3,655,776
Elfun Trusts	—	37,831,065	234,370,147	—	272,201,212
Elfun Diversified Fund	—	9,605,789	11,532,176	—	21,137,965
Elfun Tax-Exempt Income Fund	59,020,190	616,395	—	—	59,636,585
Elfun Income Fund	—	6,577,379	—	—	6,577,379
Elfun Government Money Market Fund	—	614,831	—	—	614,831

The tax character of distributions paid during the year ended December 31, 2016 was as follows:

Fund	Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total

Elfun International Equity Fund	$—	$4,463,973	$—	$—	$4,463,973
Elfun Trusts	—	38,254,344	154,400,524	—	192,654,868
Elfun Diversified Fund	—	4,396,884	1,548,665	—	5,945,549
Elfun Tax-Exempt Income Fund	59,750,932	735,492	—	—	60,486,424
Elfun Income Fund	—	9,399,723	—	—	9,399,723
Elfun Government Money Market Fund	—	60,312	—	—	60,312

At December 31, 2017 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Capital Loss Carryforwards*	Undistributed long term gain	Net Unrealized Gains (Losses)	Qualified Late-Year Losses**	Total

Elfun International Equity Fund	$9,676	$—	(22,227,118)	$—	$47,773,762	$—	$25,556,320
Elfun Trusts	—	—	—	41,273	1,197,836,416	—	1,197,877,689
Elfun Diversified Fund	26,581	—	—	—	17,702,419	—	17,729,000
Elfun Tax-Exempt Income Fund	—	62,826	(16,386,424)	—	65,516,200	—	49,192,602
Elfun Income Fund	347,347	—	(1,275,746)	—	2,008,859	—	1,080,460

*	A portion of the Fund’s Capital Loss Carryover may be subject to limitations.
**	The Fund has elected to defer certain qualified late-year losses in the next taxable year.

As of December 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Fund	Expiring 2018	Expiring 2019	Non-Expiring Short Term*	Non-Expiring Long Term*

Elfun International Equity Fund	$13,166,355	$—	$1,599,809	$7,460,954
Elfun Tax-Exempt Income Fund	—	—	15,947,941	438,483
Elfun Income Fund	—	—	265,228	1,010,518

*	Must be utilized prior to losses subject to expiration.

108	Notes to Financial Statements

Elfun Funds

Notes to Financial Statements, continued — December 31, 2017

As of December 31, 2017, gross unrealized appreciation and gross unrealized depreciation of investments based on cost for federal income tax purposes were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Elfun International Equity Fund	$189,549,079	$52,694,213	$4,878,946	$47,815,267
Elfun Trusts	1,535,882,569	1,244,693,105	46,856,689	1,197,836,416
Elfun Diversified Fund	193,837,053	19,953,465	2,220,851	17,732,614
Elfun Tax-Exempt Income Fund	1,387,912,238	67,829,073	2,312,873	65,516,200
Elfun Income Fund	265,059,554	4,018,660	1,828,459	2,190,201
Elfun Government Money Market Fund	109,725,852	—	—	—

9.	Line of Credit

The Funds (excluding the Elfun Government Money Market Fund) and other affiliated funds (each, a “Participant” and collectively, the “Participants”) participate in a $500 million revolving credit facility provided by a syndication of banks under which the Participants may borrow to fund shareholder redemptions. This agreement expires in October 2018, unless extended or renewed.

The Participants are charged an annual commitment fee which is calculated based on the unused portion of the shared credit line. Commitment fees are allocated among each of the Participants based on relative net assets. Commitment fees are ordinary fund operation expenses. A Participant incurs and pays the interest expense related to its borrowing. Interest is calculated at a rate per annum equal to the sum of 1% plus the greater of the New York Fed Bank Rate and 1-month LIBOR rate.

Prior to October 12, 2017, the Participants could borrow up to $360 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreements.

The Funds had no outstanding loans as of December 31, 2017.

10.	Risks

Concentration Risk  As a result of a Fund’s ability to invest a large percentage of its assets in obligations of issuers within the same country, state, region, currency or economic sector, an adverse economic, business or political development may affect the value of a Fund’s investments more than if a Fund is more broadly diversified.

Foreign and Emerging Markets Risk  Investing in foreign markets involves risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of government regulation, economic, political and social instability in the countries in which a Fund invests. Foreign markets may be less liquid than investments in the U.S. and may be subject to the risks of currency fluctuations. To the extent that the Fund invests in securities of issuers located in emerging markets, these risks may be even more pronounced.

Market and Credit Risk  In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the general economic conditions and fluctuations of the market (market risk). Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which a Fund has unsettled or open transactions defaults.

11.	New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Notes to Financial Statements	109

Elfun Funds

Notes to Financial Statements, continued — December 31, 2017

12.	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date on which the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

110	Notes to Financial Statements

Elfun Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, and Elfun Government Money Market Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Government Money Market Fund (collectively referred to as the “Funds”), including the schedules of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). The financial highlights for the three years in the period ended December 31, 2015 were audited by another independent registered public accounting firm whose report, dated February 24, 2016, expressed an unqualified opinion on those financial highlights. In our opinion, the financial statements present fairly, in all material respects, the financial position of Elfun International Equity Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Government Money Market Fund at December 31, 2017, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financials reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more State Street Global Advisors investment companies since 2000.

Boston, Massachusetts

February 28, 2018

Report of Independent Registered Public Accounting Firm	111

Elfun Funds

Tax Information — December 31, 2017 (Unaudited)

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Funds for their fiscal year ended December 31, 2017.

Dividends Received Deduction

The Funds report the maximum amount allowable of their net taxable income as eligible for the corporate dividends received deduction.

Qualified Dividend Income

A portion of dividends distributed by the Funds during the fiscal year ended December 31, 2017 is considered qualified dividend income and is eligible for reduced tax rates. These lower rates range from 5% to 20% depending on the individual’s tax bracket. The Funds report the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Long Term Capital Gains Distributions

Long term capital gains dividends were paid from Elfun Trusts and Elfun Diversified Fund during the year ended December 31, 2017 in the amounts of $234,370,147 and $11,532,176, respectively.

Elfun International Equity Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended December 31, 2017, the total amount of foreign taxes that will be passed through are $533,522 for the Elfun International Equity Fund.

The amount of foreign source income earned on the Elfun International Equity Fund during the year ended December 31, 2017 was $4,952,776.

112	Tax Information

Elfun Funds

Additional Information — December 31, 2017 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS
Jeanne M. La Porta State Street Global Advisors 1600 Summer Street, Stamford, CT 06905 YOB: 1965	Trustee	Until successor is elected and qualified Served: Since 2014	Senior Managing Director at State Street Global Advisors (July 2016 – present); Director of State Street Global Advisors Funds Distributors, LLC (May 2017 – present); President of GE Retirement Savings Plan Funds (July 2016 – present); Senior Vice President and Commercial Operations Leader at GE Asset Management Incorporated (“GEAM”) (March 2014 – July 2016); President of State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (April 2014 – present); President and Trustee of GEAM’s UCITs Funds (March 2014 – November 2014); Senior Vice President and Commercial Administrative Officer at GEAM (April 2010 – March 2014); Vice President of State Street Institutional Funds (July 2003 – present); Vice President of Elfun Funds and GE Retirement Savings Plan Funds (October 2003 – July 2016); Secretary of GE Funds (July 2007 – September 2010) and Vice President (July 2007 – February 2011); Senior Vice President and Deputy General Counsel of GEAM (October 2007 – April 2010); Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds (July 2003 – June 2010); and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM (May 1997 – October 2007).	18	Director of State Street Variable Insurance Series Funds, Inc. (2014 – present); Trustee of State Street Institutional Funds (2014 – present).
James E. Ross SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Trustee	Until successor is elected and qualified Served: Since 2016	Chairman and Director, SSGA Funds Management, Inc. (2005 – present); Executive Vice President, State Street Global Advisors (2006 – present); Chief Executive Officer and Director, State Street Global Advisors Funds Distributors, LLC (since May 2017); Director, State Street Global Markets, LLC (2013 – April 2017); President, SSGA Funds Management, Inc. (2005 – 2012), Principal, State Street Global Advisors, (2000 – 2005).	243	SSGA SPDR ETFs Europe I plc (Director) (November 2016 – present); SSGA SPDR ETFs Europe II plc (Director) (November 2016 – present).

Additional Information	113

Elfun Funds

Additional Information, continued — December 31, 2017 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS (continued)
Ellen M. Needham SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Until successor is elected and qualified Served: Since 2016	President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present).*; Director, State Street Global Advisors Funds Distributors, LLC (since May 2017).*	N/A	N/A
Brian Harris SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1973	Chief Compliance Officer, Anti-Money Laundering Officer and Code of Ethics Compliance Officer	Until successor is elected and qualified Served: Since 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present)*; Senior Vice President and Global Head of Investment Compliance, BofA Global Capital Management (2010 – 2013); Director of Compliance, AARP Financial Inc. (2008 – 2010).	N/A	N/A
Robert Herlihy State Street Global Advisors 1600 Summer Street, Stamford, CT 06905 YOB: 1968	Deputy Chief Compliance Officer	Until successor is elected and qualified Served: Since 2016	Managing Director at State Street Global Advisors since July 2016; Chief Compliance Officer of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GEAM and Elfun Funds from July 2005 to July 2016; Chief Compliance Officer of GE Funds from July 2005 to February 2011; Manager of Fund Administration at GEAM from March 2002 to 2005.	N/A	N/A
Joshua A. Weinberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1978	Chief Legal Officer	Until successor is elected and qualified Served: Since 2016	Managing Director and Managing Counsel, State Street Global Advisors (2011 – present*); Clerk, SSGA Funds Management, Inc. (2013 – present); Associate, Financial Services Group, Dechert LLP (2006 – 2011).	N/A	N/A
Bruce S. Rosenberg SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1961	Treasurer	Until successor is elected and qualified Served: Since 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).	N/A	N/A

114	Additional Information

Elfun Funds

Additional Information, continued — December 31, 2017 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS (continued)
Ann M. Carpenter SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President and Deputy Treasurer	Until successor is elected and qualified Served: Since 2016	Chief Operating Officer, SSGA Funds Management, Inc. (2005 – present)*; Managing Director, State Street Global Advisors (2005 – present).*	N/A	N/A
Chad C. Hallett SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1969	Deputy Treasurer	Until successor is elected and qualified Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*	N/A	N/A
Arthur A. Jensen State Street Global Advisors 1600 Summer Street, Stamford, CT 06905 YOB: 1967	Deputy Treasurer	Until successor is elected and qualified Served: Since 2016	Vice President at State Street Global Advisors (July 2016 – present); Deputy Treasurer of Elfun Funds (July 2016 – present); Treasurer of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc. and GE Retirement Savings Plan Funds (June 2011 – present); Treasurer of Elfun Funds (June 2011 – July 2016); Mutual Funds Controller of GEAM (April 2011 – July 2016).	N/A	N/A
Darlene Anderson-Vasquez SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1969	Deputy Treasurer	Until successor is elected and qualified Served: Since 2016	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).	N/A	N/A
Sujata Upreti SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1974	Assistant Treasurer	Until successor is elected and qualified Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (May 2015 – present); Assistant Director, Cambridge Associates, LLC (July 2014 – January 2015); Vice President, Bank of New York Mellon (July 2012 – August 2013); Manager, PricewaterhouseCoopers, LLP (September 2003 – July 2012).	N/A	N/A

Additional Information	115

Elfun Funds

Additional Information, continued — December 31, 2017 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED TRUSTEES AND EXECUTIVE OFFICERS (continued)
Daniel Foley SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111 YOB: 1972	Assistant Treasurer	Until successor is elected and qualified Served: Since 2016	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (April 2007 – present).*	N/A	N/A
Daniel G. Plourde SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1980	Assistant Treasurer	Until successor is elected and qualified Served: Since 2017	Assistant Vice President, SSGA Funds Management, Inc. (May 2015 – present); Officer, State Street Bank and Trust Company (March 2009 – May 2015).	N/A	N/A
Jesse D. Hallee State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 YOB: 1976	Secretary	Until successor is elected and qualified Served: Since 2016	Vice President and Managing Counsel, State Street Bank and Trust Company (2013 – present); Vice President and Counsel, Brown Brothers Harriman & Co. (2007 – 2013).	N/A	N/A
Khimmara Greer State Street Bank and Trust Company 100 Summer Street, 7th Floor Boston, MA 02111-2900 YOB: 1983	Assistant Secretary	Until successor is elected and qualified Served: Since 2016	Vice President and Counsel, State Street Bank and Trust Company (2015 – present); Regulatory Advisor, JPMorgan (2014 – 2015); Claims Case Manager, Liberty Mutual Insurance (2012 – 2014); Contract Attorney, Various Law Firms (2011 – 2012).	N/A	N/A

* Served in various capacities and/or with various affiliated entities during noted time period.

116	Additional Information

Elfun Funds

Additional Information, continued — December 31, 2017 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INDEPENDENT TRUSTEES
William L. Marshall c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	Trustee	Until successor is elected and qualified Served: Since 2016	July 2016 to Present, Chief Executive Officer and Chief Compliance Officer, The Marshall Financial Group, Inc.; 2015 to present, Board member, The Doylestown Health Foundation Board; April 2011 to June 2016, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment adviser and provider of financial and related consulting services); Certified Financial Planner; Member, Financial Planners Association.	75
Patrick J. Riley c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee and Chairman of the Board	Until successor is elected and qualified Served: Since 2016	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to Present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to Present, Independent Director, SSGA Fixed Income plc; and January 2009 to Present, Independent Director, SSGA Qualified Funds PLC.	75	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).
Michael A. Jessee c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1946	Trustee	Until successor is elected and qualified Served: Since 2016	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	75

Additional Information	117

Elfun Funds

Additional Information, continued — December 31, 2017 (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INDEPENDENT TRUSTEES (continued)
Richard D. Shirk c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	Trustee	Until successor is elected and qualified Served: Since 2016	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	75

1998 to December 2008,

Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and 2003 to 2009, Trustee, Gettysburg College; Board member, Aerocare Holdings, Regenesis Biomedical Inc.

Rina K. Spence c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	Trustee	Until successor is elected and qualified Served: Since 2016	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO, Emerson Hospital (1984 – 1994); Honorary Consul for Monaco in Boston (2015 – present).	75	Trustee, Eastern Enterprise (utilities) (1988 – 2000); Director, Berkshire Life Insurance Company of America (1993 – 2009).
Douglas T. Williams c/o SSGA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1940	Trustee	Until successor is elected and qualified Served: Since 2016	Retired Executive Vice President and member of Executive Committee, Chase Manhattan Bank (1987 – 1999); President, Boston Stock Exchange Depository Trust Company, 1981 – 1982; Treasurer, Nantucket Educational Trust, (2002 – 2007); Executive Vice President and Global Head of Technology and Operations, JP Morgan Chase (1994 – 1998).	75

118	Additional Information

Elfun Funds

Shareholder Services

Online Service

Your Elfun Mutual Fund accounts can now be accessed on the Internet at www.ssga.com/geam

Here are some of the online services:

•	View account balance and transaction history

•	Make exchanges

•	Redeem shares

•	Purchase shares

•	View and order tax forms

•	View quarterly statements

•	Change address

•	Re-order money market checks

Telephone Service

Our Shareholder Service Associates are available Monday to Friday from 9:00 AM to 8:00 PM Eastern Standard Time. Call toll-free, 1-800-242-0134, for assistance.

Automated Voice Response System

You can also access your account anytime during the day, 7 days a week by dialing 1-800-242-0134. Simply follow the menu to obtain information or make certain transactions.

Contact Us By Mail

If you’d like to write to us, address your inquiries regarding your account(s) to:

Elfun Mutual Funds

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, WI 53201-0701

Shareholder Services	119

Elfun Funds

c/o U.S. Bancorp Fund Services, LLC

PO Box 701

Milwaukee, WI 53201-0701

Distributor

State Street Global Advisors Funds Distributors, LLC

Member FINRA and SIPC

State Street Financial Center

One Lincoln Street

Boston, MA 02111

www.ssga.com/geam

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.ssga.com/geam; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.ssga.com/geam; and (ii) on the Commission’s website at http://www.sec.gov.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Elfun International Equity Fund (the “Fund” or “Registrant”) has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code”). That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote: (1) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; (2) full, fair, accurate, timely and understandable disclosure in reports and documents that the Registrant files with, or submits to, the U.S. Securities Exchange Commission (the “SEC”) and in other public communications made by the Registrant; (3) compliance with applicable laws and governmental rules and regulations; (4) the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and (5) accountability for adherence to the Code. The Code is combined with other mutual funds advised by SSGA Funds Management, Inc. (“SSGA FM” or the “Adviser”). The Registrant has not made any amendments to the Code that relates to any element of the code of ethics definition set forth in Item 2(b) of Form N-CSR during the covered period. The Registrant has not granted any waivers from any provisions of the Code during the covered period. A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The Fund’s Board of Trustees (the “Board”) has determined that the Fund has the following “audit committee financial expert “as defined in Item 3(b) of Form N-CSR serving on its Audit Committee: Mr. Richard D. Shirk. The audit committee financial expert is “independent” as that term is defined in Item 3(a)(2) of Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate audit fees billed for professional services rendered by Ernst & Young LLP (“E&Y”), the

Registrant’s principal accountant, for the audit of the Registrant’s annual financial statements or services normally provided by E&Y in connection with the Registrant’s statutory and regulatory filings and engagements were $31,470 and $30,500, respectively.

(b)	Audit-Related Fees

For the fiscal years ended December 31, 2017 and December 31, 2016, there were no fees billed by E&Y for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c)	Tax Fees

The aggregate tax fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2017 and December 31, 2016 were $7,910 and $7,680, respectively.

(d)	All Other Fees

For the fiscal years ended December 31, 2017 and December 31, 2016, there were no fees billed for professional services rendered by E&Y for products and services provided by E&Y to the Registrant, other than the services reported in paragraphs (a) through (c).

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate fees for professional services rendered by E&Y for products and services provided by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that (i) relate directly to the operations and financial reporting of the Registrant and (ii) were pre-approved by the Registrant’s audit committee were approximately $7,777,372 and $7,777,372, respectively.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

The Fund’s Audit Committee Charter states the following with respect to pre-approval procedures:

The Audit Committee shall have the following duties and powers:

•	To pre-approve engagements by a Fund’s independent auditor for non-audit services to be rendered to the Fund’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

•	To establish, if deemed necessary or appropriate as an alternative to Audit Committee pre-approval of services to be provided by the independent auditor as required by paragraph (b) above, policies and procedures to permit such services to be pre-approved by other means, such as by action of a designated member or members of the Audit Committee, subject to the requirement that the decision of any member to whom authority is delegated to pre-approve an activity shall be presented to the full Audit Committee at its next scheduled meeting;

Alternate Pre-Approval Procedure:

•	The Chairperson, or a Co-Chairperson, of the Audit Committee is authorized to pre-approve any engagement involving the Fund’s independent auditors to the same extent as the Audit Committee. Any pre-approval decision by the Chairperson, or a Co-Chairperson, under the foregoing authority shall be presented to the Audit Committee at its next scheduled meeting.

(e)(2)	Percentages of Services

None of the services described in paragraphs (b) through (d) of this Item were performed in reliance on paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the period of time for which such rule was effective.

(f)	Not applicable.

(g)	Total Fees Paid By Adviser and Certain Affiliates

For the fiscal years ended December 31, 2017 and December 31, 2016, the aggregate non-audit fees billed by E&Y for services rendered to the Registrant and the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provided ongoing services to the Registrant were approximately $28,718,894 and $25,696,758, respectively.

(h)	E&Y notified the Fund’s Audit Committee of all non-audit services that were rendered by E&Y to the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides services to the Fund, which services were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, allowing the Fund’s Audit Committee to consider whether such services were compatible with maintaining E&Y’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective to provide reasonable assurance that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s last fiscal quarter of the period covered by this Form N-CSR filing that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2)	Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable to the Registrant.

(b)	Certifications of principal executive officer and principal financial and accounting officer of the Registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	ELFUN INTERNATIONAL EQUITY FUND

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President (Principal Executive Officer)

Date:	March 9, 2018

By:	/s/ Bruce S. Rosenberg
Bruce S. Rosenberg
Treasurer (Principal Financial and Accounting Officer)

Date:	March 9, 2018